The Managers Funds
Annual Report
December 31, 2000

Income Equity Fund
Capital Appreciation Fund
Small Company Fund
Special Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Bond Fund
Global Bond Fund
Short and Intermediate Bond Fund

We pick the talent.  You reap the
results

Table of Contents

Letter to Shareholders
 	1

The Managers Funds
Performance
	2
 		Complete performance table
for all of The Managers Funds
as of December 31, 2000

Investment Managers
Comments
	3
 		Discussion of investment
 results during the year and
 cumulative total return
 graphs versus relevant indices

Fund Snapshots
	34
		Equity funds' top
 ten holdings, industry
 weightings and country
 breakdown at December
31, 2000

Schedules of Portfolio
Investments
	37
		Detailed portfolio
listings
by security type and
industry sector,
as valued at December
31, 2000

Financial Statements
   	Statements of Assets and
Liabilities
 	55
		Fund balance sheets,
 Net Asset Value (NAV)
per share computation
and cumulative
 undistributed amounts
	Statements of Operations
 	57
   		Detail of sources
of income, fund expenses
, and realized and
unrealized gains (losses)
 during the period
   	Statements of Changes in Net
Assets
 	59
   		Detail of changes
 in fund assets and
distributions to
shareholders for
the past two periods

Financial Highlights
	63
   		Historical net
asset values,
distributions,
total returns,
expense ratios,
 turnover ratios
 and total net assets
 for each fund

Notes to Financial Statements
 	68
		Accounting and
 distribution policies,
 details of agreements
 and transactions with
 fund management and
description of certain
 investment risks

Report of Independent Accountants
 	73

Supplemental Data
 	74
		Results from the
 Special Meetings of
 Shareholders


Dear Fellow Shareholder:

	The final year of the second
millennium
 was harrowing for many investors as
the
incredible bull market in technology
and
 communications stocks came to an end.
  Despite the rise of a majority of
stocks
 in the index, the S&P 500 recorded
its
 first calendar year negative return
since 1990.
  In addition, the NASDAQ composite
index,
 which represents the performance of a
broad
 array of stocks that are traded over-
the
-counter and includes a significant
amount
of "new economy" companies, fell 50%
from
 its peak in March, and finished the
year with
 a return of -39%.  That is the worst
calendar
-year performance for a major U.S.
stock index
 since the great depression.  The
reason for this
 turn wasn't simply that stock prices
had gotten
 too high, although that clearly was
the case in
 some sectors, or that investors had
decided to
 take profits.  The reason was that
the so-called
 "goldilocks economy" had started to
show some
 gray hair.  The virtuous cycle
derived by low
inflation, high employment, extended
economic
 expansion, strong corporate earnings
driven by
 structural and technological
improvements, and
 low interest rates slowed during the
year, causing
 investors to worry that the cycle
might actually
 reverse.  While the Federal Reserve
Board tried
 to cool the surging economy early in
the year
 with two additional interest rate
hikes, sharply
 rising energy prices had an even
greater effect.
  In addition, it became evident as
the year
progressed that many fledgling
internet
companies would run out of operating
cash
long before they would be able to grow
into
 profitability.  Because the capital
markets were
 no longer willing to donate to the
internet
cause, the dot.com fallout commenced.
The
 weakness spread across the entire
technology
 and communications sectors, even
affecting
the large, mature companies.
	In hindsight one could say that
the stock market was late in
recognizing
 the weakness while the bond market
correctly anticipated the slowdown.
Although short-term interest rates
rose
 during the period, largely due to the
 Fed's increases, medium and longer
-term rates dropped significantly.
Thus, by mid-year, the Treasury yield
 curve had moved to an inverted shape,
 which clearly anticipates an economic
slowdown.  In addition, Treasury
securities
 generally outperformed most other
bonds.
  This was due both to a reduction in
the supply
 of Treasury securities as a result of
government
 buybacks and heightened worries about
the
credit health of corporations.  Prices
for Treasury
 bonds rallied with a flight to
quality and
liquidity while interest yields on
high quality
 short-term securities also rose.
	In addition to bonds, investors
also fled
 to so-called "old-economy" stocks,
such
as utility companies, which finally
showed
 some benefits of deregulation, energy
companies, whose earnings improved
with
 the rise in oil and gas prices,
pharmaceutical
 companies which are less sensitive to
the
economic cycle than they are to the
success
of their research, and financial
companies
which typically do well when interest
rates are
falling.  International markets
behaved similarly.
  Technology and telecommunications
shares
sold off sharply while many other
sectors moved
 higher.  Until late in the year, most
foreign
currencies, and most notably the euro,
fell versus
 the U.S. Dollar.  Thus, for U.S.
investors, foreign
 markets offered little shelter.
	In this environment the
performance of
The Managers Funds' portfolios was
consistent
 with our expectations.  Those
portfolios which
 had previously benefited from soaring
technology
 stock prices moved lower during the
year while
the portfolio managers who had avoided
the
lofty prices and maintained their
discipline for
investing in undervalued shares
rebounded
after a somewhat long drought.  Our
domestic
bond funds also rose in value.  From a
longer
 term perspective we are quite proud
of the
returns that our funds have provided
investors
 and confident that they will continue
to
meet or exceed our expectations going
forward.
  A more detailed review of each
Fund's
performance is provided within this
report
along with a portfolio listing and
financial
statements for each of the Funds
included
in this report.
	We are also pleased to note that
The
 Managers Funds continued to expand
and improve during the year 2000.
In June we launched a brand new fund,
 Managers Small Company Fund, which
 utilizes the talents and experience
of two
 investment managers with
complementary
 investment philosophies.  In August,
The
 Managers Funds took over management
and administrative responsibility for
three
 existing mutual funds.  Please see
the
 following page for the performance
results
 of all of our funds.  We are also
pleased
 to point out that as the Fund family
expands
 we have expanded and improved the
information available to investors via
our
internet website,
www.managersfunds.com.
  In addition to being able to view
current
and historical net asset values per
share,
distributions and quarterly fact
sheets,
investors are now able to get details
about
 their specific accounts and even
perform
certain transactions via the website.
As
always, we post any news or other
 pertinent information about the Funds
 as soon as applicable.
	Should you have any questions
about this report, please feel free to
contact us at 1-800-835-3879, or visit
the
 website at www.managersfunds.com.
  We thank you for your investment in
 The Managers Funds.

Sincerely,





Peter M. Lebovitz
Thomas G. Hoffman, CFA
Director of Research
The Managers Funds LLC
President & CEO
The Managers Funds LLC


The Managers Funds Performance
(unaudited)








All periods ended December 31, 2000


















Average Annual Total Returns (a)



























Equity Funds:


1 Year

3 Years

5
Years

10 Years

Since
Inception

Inception
Date

Morningstar
Rating (b)
Income Equity


9.80%

8.51%

13.73%

15.26%

14.16%

Oct. '84

???
Capital Appreciation


(22.20)%

35.45%

26.07%

21.79%

18.71%

Jun. '84

?????
Small Company (c)

       -

       -

       -

        -

(7.10)%

Jun. '00

N/A















Special Equity



(2.56)%

14.59%

18.49%

20.13%

16.66%

Jun. '84

????
International Equity


(8.46)%

9.52%

10.42%

12.73%

13.10%

Dec. '85

????
Emerging Markets Equity


(26.69)%

       -

       -

        -

2.65%

Feb. '98

N/A

















U.S. Stock Market Plus


(11.75)%

10.43%

17.25%

        -

17.24%

Jun. '92

????

















Income Funds:















Bond


9.44%

5.43%

6.32%

8.99%

10.23%

Jun. '84

???

















Global Bond



(1.62)%

1.84%

2.01%

        -

3.90%

Mar. '94

?

















Intermediate Duration
















   Government


9.61%

5.71%

6.23%

        -

7.61%

Mar. '92

????

















Short & Intermediate Bond



7.40%

4.95%

4.98%

6.30%

7.77%

Jun. '84

????

















Short Duration Government



4.95%

4.61%

5.28%

        -

5.26%

Mar. '92

?????

















Money Market


6.13%

5.42%

5.42%

4.66%

5.84%

Jun. '84

N/A

















Past performance is not a guarantee of
future results.  The investment return
and principal value of an investment
will fluctuate so that an investor's
shares, when redeemed, may be more or
less than the original cost.  An
investment in the Money Market Fund is
not insured or guaranteed by the
Federal Deposit Insurance Corporation
or any other government agency.
Although the Money Market Fund seeks
to preserve the value of your
investment at $1.00 per share, it is
possible to lose money by investing in
the Fund.  Additional risks are
associated with investing in
international
and emerging markets, and such
securities may be considered
speculative.  There are also risks
associated with investing in small-cap
companies,
such as increased volatility.  For a
Prospectus including fees and
expenses, please visit our website at
www.managersfunds.com, or call The
Managers
Funds at (800) 835-3879 or your
investment adviser.  Read the
prospectus carefully before you
invest.  The Managers Funds are
distributed by
Managers Distributors, Inc., a NASD
member.
(a)
Total return equals income yield plus
share price change and assumes
reinvestment of all dividends and
capital gain
distributions. Returns are net of fees
and may reflect offsets of Fund
expenses as described in the
prospectus.  No
adjustment has been made for taxes
payable by shareholders on their
reinvested dividends and capital gain
distributions.  Returns for periods
greater than one year are annualized.
One year total returns are based on
the
calendar year.
(b)
Morningstar proprietary ratings
reflect historical risk-adjusted
performance as of 12/31/00 and are
subject to change
every month. The ratings are
calculated from the Funds' three-,
five- and ten-year average annual
returns (if
applicable) in excess of 90-day
Treasury bill returns with appropriate
fee adjustments, and a risk factor
that reflects
fund performance below 90-day Treasury
bill returns.  For the three-, five-
and ten-year periods, respectively,
each of
the Equity Funds rated, other than the
International Equity Fund, was rated
against 4,164, 2,542 and 824 equity
funds,
the International Equity Fund was
rated against 1,281, 773 and 154
international equity funds, and each
of the Income
Funds was rated against 1,769, 1,309
and 398 taxable fixed-income funds.
The top ten percent of the funds in an
investment class receive five stars,
the next 22.5% receive four stars, the
next 35% receive three stars, the next
22.5%
receive two stars and the bottom 10%
receive one star.
(c)
Small Company's return is since
inception (June 19, 2000) and is not
annualized.




































	Managers Income Equity Fund
("Income Equity") is an income-
oriented stock
fund managed by The Managers Funds LLC
("TMF") since its inception in 1984.
TMF currently utilizes two independent
sub-advisors who each manage
approximately half of the total
portfolio: Harold Ofstie of Chartwell
Investment
Partners, L.P. ("Chartwell"), hired in
September 1997, and a team led by
Jeffrey
Shaw of Armstrong Shaw Associates Inc.
("Armstrong Shaw") hired in March
2000.

The Portfolio Managers
	Harold Ofstie and the investment
management team at Chartwell are
value-
oriented investors who use relative
dividend yields, price/earnings ratios
and
price/cash flow ratios of stocks to
help identify issues that are
undervalued by the
market.  They seek to obtain excess
returns from the dividend income
stream of
the portfolio, the appreciation of
stocks from depressed levels and
appreciation of
stocks due to growth in earnings.
Because the income stream provides a
positive
return, and the level of the dividend
provides somewhat of a floor for the
price of
each stock, the returns from this type
of strategy are intended to be less
volatile
than the market in general.
	Harold's process is such that he
only considers stocks that are
yielding more
than the average dividend yield of the
S&P 500.  In the case of stocks in the
technology industry which tend not to
pay meaningful dividends, he will
consider
stocks without a yield if they appear
undervalued based on other criteria
such as
price/earnings and price/cash flow
ratios.  He and a team of analysts and
portfolio
managers at Chartwell then analyze the
list of potential holdings in search
of
strong balance sheets, ample cash
flows and valuation characteristics
which are
customized for each industry group, in
order to find the most statistically
attractive
securities.  Fundamental investigation
of the candidates seeks to confirm the
statistical findings and uncover
catalysts within each company or the
environment
that could potentially improve the
earnings and/or stock valuation in the
near
future.  Catalysts can be in the form
of a new product or technology, an
acquisition, divestiture or
restructuring, significant management
changes, or
outside forces such as industry
events, regulatory revisions or
changes in demand.
Harold is not a pure contrarian
manager likely to initiate a position
just because it
is cheap.  Instead he will utilize
relative strength and earnings
revision models to
confirm the efficacy of the catalysts
and help optimize the timing of
purchases.
Harold's portfolios consist of 40 to
50 securities with the restriction
that no sector
will have a weighting of more than two
and a half times the weighting of the
S&P
500. Each position has a pre-
determined 12-month price target.
Stocks are sold
when the price targets are met, if
fundamentals deteriorate, or if the
prices rise to a
level at which the dividend yield is
below that of the S&P 500.
Additionally,
stocks may be sold simply to make room
for new purchases with better
potential.
	In mid-March of 2000, TMF hired
Jeff Shaw of Armstrong Shaw to replace
the
management team from Scudder Kemper
Investments as sub-advisor for a
portion
of the Fund's assets.  Jeff and the
investment management team at
Armstrong
Shaw take a disciplined absolute value
approach to investing in the equity
market.
Their goal is to purchase companies
that are selling at a substantial
discount to
intrinsic value.  Shaw defines
intrinsic value as an estimate of what
a company
would be worth if it were sold as a
continuing operation to a
knowledgeable
buyer.  This approach permits price
appreciation, if the stock grows into
its
intrinsic value, while limiting the
risk of significant price
depreciation.
	Shaw begins by screening the
universe of domestic stocks for those
with market
caps more than $1 billion, P/E ratios
below the market average, EPS growth
better
than 10% and return on equity better
than 15%.  Shaw might also search for
certain events or special situations
such as restructurings, industry
events, or
legislative changes.  After narrowing
the universe to about 200 mid- and
large-cap
names, the investment team analyzes
the companies by speaking with
management, suppliers and customers
and examining financial statements.
Qualitatively, Shaw prefers companies
with discernable business franchises
and a
management team with a successful
track record.  The importance of a
strong
business model and management team in
Shaw's approach cannot be
overemphasized.  Unlike a deep value
manager where price is the main
concern,
Shaw is willing to pay a bit more for
a company with a strong business plan
as
long as the price is still below what
he estimates as the intrinsic value.
Quantitatively, the team compares the
stock prices to cash flows, EPS,
sales, etc.
Shaw will estimate the stock's
intrinsic value and purchase stocks
only when they
are selling for less than 70% of the
estimated intrinsic value.
	This results in a portfolio of
30-40 of the best ideas. Another 100
or so remain
on a watch list for future
consideration.  Shaw sets target
prices on these stocks
that reflect his expectation of 30-50%
price appreciation over the next 2-3
years.
Thus, turnover tends to be low.  The
portfolio's performance is driven by
each
stock's appreciation toward its
intrinsic value along with rising
intrinsic value in
response to improved business or
industry outlooks.  Armstrong Shaw
will sell a
position when a price target is
reached, the company's fundamentals
deteriorate,
or if it reports below-expectation
financial results.  Additionally, a
drop in price of
20% from average cost triggers an
automatic review process for potential
sale.

The Year in Review
	During 2000, the Fund provided a
total return of 9.8% compared with a
full-year
return of -9.1% for the S&P 500.  The
year 2000 was the tenth consecutive
year
that the Fund provided a positive
total return.
	While the stock market was
extremely volatile throughout the
year, much of the
volatility was concentrated in the
technology and telecommunications
sectors.
This was similar to the past few years
except for the fact that in 2000, the
technology and telecommunications
sectors lost significant value.  In
fact,
excluding these two sectors, which
have grown to become relatively large
portions
of the index, the S&P 500 would have
risen nearly 8% for the year.  The
Fund's
positive results can be attributed
primarily to the managers' discipline
in reducing
and/or avoiding these stocks as
expectations drove their valuations to
extremely
high levels.  There were very few
contributors from these sectors.
Corning, one of
the Fund's largest holdings at the
start of the year and one of the
stocks we
highlighted in last year's annual
report, rose more than 50% before
being
liquidated in late March.  Of the ten
telecommunications positions that the
Fund
held at the beginning of the year,
only one, SBC Communications, remained
in the
portfolio as of year-end.  Heavy
competition, overproduction and
slowing demand
all contributed to disappointing
earnings reports and falling stock
prices.  The
Fund did not avoid this disaster
completely, as WorldCom, one of the
Fund's top
holdings in the third quarter,
continued to disappoint, and was
liquidated early in
the fourth quarter.
	Much of Income Equity's
outperformance occurred from August
through the end
of the year, from classic old economy
companies.  Approximately one quarter
of
the Fund's assets were invested in
financial companies, which rallied
sharply in
September and throughout the fourth
quarter.  Falling interest rates,
steady profits,
continued consolidation and investors
searching for value all contributed to
the
rise in prices.  Modest weightings in
energy and utilities companies were
quite
profitable throughout the year.
Although the Fund only had a
relatively small 8%
position in health care companies at
the beginning of the fourth quarter,
the
investments, which are almost
exclusively in well-known
pharmaceutical
companies such as American Home
Products, Bristol-Myers Squibb and
Schering-
Plough performed extremely well.
Finally, the portfolio's stake in
industrial
manufacturers, which grew to almost
16% of the portfolio by year-end,
contributed
significantly and far exceeded the
performance of the industrial sector
within the
index.

Looking Forward
	Income Equity remains heavily
invested in financial companies,
which, the
managers believe, will continue to
thrive in a slowing economy with
expected
falling interest rates.  Selected
investments in energy, utilities,
materials and health
care diversify the portfolio while
industrial manufacturers and consumer
discretionary producers remain heavily
emphasized within the portfolio.  We
asked each manager to summarize the
reasoning for his current portfolio as
we
progress into 2001 - the new
millennium.

	With respect to the portion of
the portfolio managed by Chartwell,
Hal Ofstie
made the following comments:  A value
manager can be characterized as
investing either 1) in neglected
industry leaders whose absolute
valuation warrants
long-term capital appreciation or 2)
in deeply cyclical stocks trading at
extreme
multiples, questionable near-term
fundamentals, and explosive upside
potential.
Currently our portfolio is
strategically focused on the former,
leading us to
concentrate on high-quality companies
with steady earnings, high return on
capital (ROC), and low capital
spending requirements.  The portfolio
is geared this
way because the market at large is
focused on two things: interest rates
and
earnings.  Interest rates are clearly
headed down, perhaps as much as 150
bps.
This leads to the potential for
multiple expansion in companies with
clear earnings
prospects such as Freddie Mac, McGraw
Hill, and American Home Products.
These
companies all have tremendous
managements, secular growth prospects,
strong
returns on capital, yet all trade at
very reasonable multiples and high
dividend
yields.  Paired with falling interest
rates, however, are weak earnings
prospects
based on a slowdown in corporate
capital spending, higher energy costs
and
reduced consumer confidence.  Much
like 1998, a premium will likely be
paid in
early 2001 for those companies that
are trading at low valuation levels,
yet have
reliable earnings.  Baxter and
Household International both share
these traits and
are expected to appreciate over the
course of the year.
	While the larger weights in the
portfolio are clearly focused on
quality, we are
positioning ourselves for what we
expect to be an economic recovery in
the latter
half of the year.  Typically interest
rate cuts have a 6-9 month lag on
economic
statistics and earnings, which
indicates that the 3rd and 4th quarter
of the year
could be very good.  Lower oil and
natural gas prices, as well as a
weaker US
currency should also ease economic
pressures.  Because of this we have
initiated
positions in more economically
sensitive stocks that could respond
explosively to a
better economic conditions.  The
portfolio is not currently biased in
this direction,
but we expect to shift our focus at
some point in the first half of the
year to
companies such as Black & Decker and
the Limited, which have explosive
leverage
should consumer spending recover.  We
are also establishing positions in
select
beaten down technology stocks such as
LSI Logic and Flextronics.  While FLEX
has
recovered significantly from its
bottom (we initiated our position at
$28), LSI is still
at the absolute bottom of its
valuation range.  Throughout the
portfolio, even in the
portion with currently suspect
earnings, we have focused on companies
that show
capital discipline and superior long
term returns, which we feel will lead
to
outperformance over a full investment
cycle.

	With respect to the portion of
the portfolio managed by Armstrong
Shaw, Jeff
Shaw made the following comments:  Our
portfolios are constructed one stock
at a
time, following our bottom-up
investment process.  When we view the
total portfolio
we can see that under-valuation is
concentrated in certain sectors.
Currently our
portfolio is over-weighted in the
consumer discretionary, industrials,
and energy
sectors, while it is under-weighted in
consumer staples, technology,
telecommunications, health care and
utilities sectors.
	By way of review, Armstrong Shaw
Associates has an absolute value
philosophy,
and invests in equities where a rigid
cash flow or asset value analysis
determines
that they are selling at a substantial
discount to their intrinsic value.  A
good
current example of this is Whirlpool,
a worldwide manufacturer of appliances
with
a particular emphasis on home laundry
and refrigeration products.  The
company
also makes and sells cooking
appliances, dishwashers, air
conditioning equipment
and a variety of other small household
appliances.  Products in North America
are
sold under the Whirlpool, Kitchen Aid
and Roper brand names as well as most
of
the Kenmore line for Sears.  The
company's home laundry products have
the highest
market shares in North America.
	The stock's poor performance in
2000 is related to two recent
developments that
we believe are significant but
transitory.  The strong position
Whirlpool has by
selling under three or four well known
brands has allowed for margins in
North
America to reach 11.8% of sales, with
sales per employee exceeding $225,000.
In
addition, fifty percent of North
American employees are union employees
who
receive bonus checks for productivity
improvements rather than the more
typical
indexed cost of living adjustments.
This has already resulted in improved
efficiency
and there is a good chance of
continuing margin expansion.  Further
upside to
earnings exist if the company can
continue to improve on their position
in Europe
(where margins trail those in North
America by 400 basis points) and
strengthen
the business in Latin America.
	At $47.69 the company trades at
approximately 8.6x earnings, 4.0x cash
flow,
34% of sales ($141 in sales per share)
and 4.7x enterprise value to EBITDA.
The
valuation appears totally out of sync
for a company that has such strong
brands.
Whirlpool has not traded at these
levels since 1991, a recession year.
Historically,
the company has been priced on average
between 14.4x and 22.4x earnings (with
a low of 8.1x in 1991) and 6.1x and
9.4x cash flow.  A price target based
on the
average low of price/cash flow,
price/sales and price/earnings is in
excess of $67.  A
valuation based on five times EBITDA
less debt is $59.  Finally, it is very
rare to find
a company of this caliber trading at a
12.7% free cash flow yield.

Cumulative Total Return Performance
	Income Equity's cumulative total
return is based on the daily change in
net asset
value (NAV), and assumes that all
dividends and distributions were
reinvested.
The S&P 500 Index is an unmanaged
capitalization weighted index of 500
commonly traded stocks designed to
measure performance of the broad
domestic
economy though changes in the
aggregate market value of those
stocks.  The
Index assumes reinvestment of
dividends.  This chart compares a
hypothetical
$10,000 investment made in Income
Equity on December 31, 1990, to a
$10,000
investment made in the S&P 500 for the
same time period.  Past performance is
not indicative of future results.
	The tables on page 34 display a
full breakdown of the sector
allocation of the
Fund as well as the top ten positions
as of December 31, 2000.



Average Annualized Total Returns

One

Five

Ten

Year

Years

 Years
Income Equity
9.80%

13.73%

15.26%
S&P 500
-9.10%

18.33%

17.46%


	Managers Capital Appreciation
Fund ("Capital Appreciation") is a
growth-
oriented stock fund managed by TMF
since its inception in 1984.  TMF
currently
utilizes two independent sub-advisors
who each manage approximately half of
the
total portfolio.  Kevin Riley of
Roxbury Capital Management, LLC
("Roxbury"), was
hired in October 1998, and Joseph
McNay of Essex Investment Management
Company, LLC ("Essex"), has served as
sub-advisor since March 1997.

The Portfolio Managers
	Roxbury's investment philosophy
leads it to focus on companies with
strong
competitive positions, which are
leaders in their respective industries
and are
oriented toward maximizing shareholder
value. The key ingredient for
inclusion in
the portfolio is sustainable growth in
earnings and cash flow.  Thus, the
portfolio
will tend to be heavily weighted in
companies which have not only
demonstrated
earnings and cash flow growth in the
recent past, but which can be expected
to
maintain or increase their growth rate
into the foreseeable future.  While
valuation
is, in the final analysis, important,
growth and quality parameters must
first be
recognized.
	Roxbury uses quantitative
screens to identify companies with
strong earnings
growth, high returns on invested
capital, healthy balance sheets and
positive cash
flow.  The team of analysts and
portfolio managers at Roxbury perform
fundamental analysis on companies
which appear attractive based on the
screens.
This entails visiting with companies'
managements, speaking with competitors
and
clients of the companies, analyzing
the current and future market trends
where
they relate to the businesses and
doing an in-depth analysis of the
companies'
financial statements.  The goal of the
fundamental analysis is to determine
whether
or not each company's earnings and
cash flow growth is sustainable into
the
future.  Will the market support the
company's growth?  Does the company
have
the appropriate physical and financial
resources? Does the management have a
viable business plan and the ability
to execute it?  What are the
competitors doing?
Particular attention is paid toward
businesses with high returns on
capital because
these businesses tend to generate
significant free cash flow and offer a
high
likelihood of sustainability.
Analysis of these issues enables the
investment team
at Roxbury to estimate the earnings
and cash flow potential of each
company.
	With these estimates, portfolio
manager Kevin Riley, constructs a
portfolio of
between 35 and 40 stocks which have
the most potential relative to their
valuation.
While sector and industry
concentration are mostly a result of
the individual stocks
selected, Kevin manages the risk of
the portfolio by diversifying across
industries
and investing in companies which are
in different phases of their business
cycle.
	Typically, most of Roxbury's
portfolio will be invested in large
capitalization
"blue chip" companies with predictable
businesses and sustainable earnings
and
cash flow growth.  An additional
positive characteristic of these
companies is that
they are typically the most liquid of
stocks.  Up to 20% of the portfolio
may be
invested in medium capitalization
companies that have a strong niche or
franchise
and offer superior long-term growth
potential.  In addition, another
portion of the
portfolio may be invested in companies
that have an unusually strong
reward/risk
relationship due to some special
circumstances such as corporate
restructuring.
Roxbury expects to earn most of its
investment return through the capital
appreciation of its holdings as a
result of growth in company earnings.
	Kevin generally will sell a
position if and when the price exceeds
his
expectations given his estimate of the
company's sustainable earnings growth
rate.
He may also sell stocks in order to
invest in other companies with
superior
potential.  Most importantly, Kevin
will sell a stock if Roxbury's ongoing
fundamental analysis determines that
the quality or outlook of the company
is
deteriorating in any way.
	At Essex, Joe McNay's investment
philosophy is similar to Roxbury's in
that he
focuses on the principle that a
company's earnings growth and
profitability will
drive its future price performance.
He is thus determined to identify
companies
which have accelerating, sustainable
earnings growth and the potential for
superior revenue growth and margin
expansion.  Ideally, Joe searches for
companies which have a dominant
product or service and a strong
management
team.  Although he is not a "value"
manager, Joe is value conscious, and
seeks
investments that he considers to be
under-owned or attractively priced
relative to
his growth projections.  Companies
that meet all these criteria are
defined as
"franchise opportunities."
	The research and portfolio
management team at Essex generates
ideas by
visiting companies, attending
conferences and trade shows, as well
as through
database screening.  Then they develop
earnings models and projections,
evaluate
balance sheet strengths and
weaknesses, and speak with company
managements.
	Upon initiating a position,
Essex applies risk controls to limit
negative effects.
These consist of price targets,
individual position limits of 5% of
the portfolio, and
a maximum industry exposure limit of
20% of the portfolio.  Companies are
sold
when Essex perceives a loss of
proprietary or dominant position, an
earnings
disappointment, excess value versus
forecasted growth, or if there is a
better
opportunity elsewhere.
	The result is that Essex's
portfolio is comprised of a blend of
large multinationals
with dynamic medium to large industry
leaders.  The portfolio's market cap
ranges
from $1 billion to $100 billion with
50 to 60 companies that display
sustainable,
high quality earnings growth at
reasonable valuations.

The Year in Review
	The Fund returned -22.2% during
2000 while the S&P 500 returned -9.9%.
The
Fund's poor performance in 2000 was a
result of many of the same factors
that
contributed to its exceptional
performance during the previous two
years - mainly
its focus on technology, media and
telecommunications companies.  As we
noted
in last year's annual report,  "The
ever present risk to many of these
securities is that
they are very highly valued relative
to their current or historical
earnings.  Our
portfolio managers are anticipating
significant growth in revenue,
earnings and/or
cash flow over the next several years.
If the company managements can
successfully execute their business
strategies, these holdings should
justify the
current valuations and continue to
appreciate.  If the companies fall
short of these
expectations the stock prices will
fall dramatically.  As we proceed and
expectations
change, these stocks' prices will be
very volatile."   In very simple
terms, the
companies indeed fell short of
expectations, and thus the prices of
the stocks fell
dramatically.
	Although we are extremely
disappointed in the Fund's performance
for the year,
and we can identify some particularly
poor decisions which detracted from
the
returns, we understand that negative
returns are a natural and expected
occasional
result of taking investment risk,
which in-turn is a necessary part of
the investment
process with which this Fund invests.
It is easy with hindsight to identify
the
factors and timing of a sector or
market peak.  It is also fairly simple
to recognize
a stock that is over valued by
traditional parameters.  While
avoiding those types
of stocks may have prevented the poor
performance in 2000, it would also
have
prevented the exceptional performance
of the previous two years.  For the
three-
year period, the Fund is well ahead by
having taken these risks.
	While a cursory analysis would
suggest that most of the Fund's
underperformance was the result of a
large allocation to technology
companies, a
deeper look reveals that throughout
most of the year the managers again
did a
reasonably good job of selecting and
liquidating individual positions
within the
technology sector.  This was
particularly evident in the first
quarter when tech
stocks peaked.  The Fund's
underperformance was primarily the
result of two
important decisions made during the
first quarter.   First, one of the
managers
decided to sell most of his
portfolio's healthcare positions,
which mostly consisted
of large pharmaceutical companies.
His reasoning was that he was
concerned
with the scarcity of potential new
drugs currently being developed by
these
companies and with the adverse effects
of political rhetoric on drug
companies
that is possible during a presidential
election year.  While these seem to be
reasonable concerns, the strategy
backfired in 2000 as pharmaceuticals
were
among the best performing industry
groups during the year.
	Second, the manager's decision
to aggressively purchase
telecommunications
companies was poorly timed.  The
thesis was the recognition that demand
for
bandwidth and wireless service as a
result of internet and cellular phone
proliferation, respectively, would
drive growth in the dominant
communications
companies for the foreseeable future.
The miscalculation was in
underestimating
the amount of capital expenditure and
fierce competition within the
industry.
Although the Fund actually
outperformed through the first three
quarters of the
year, primarily as a result of
profitable technology and
biotechnology holdings, the
opportunity lost by swapping telecoms
for pharmaceuticals early in the year
was
significant.
	During the fourth quarter almost
every stock in the portfolio lost
value, and the
Fund's tech and telecom issues were
particularly hard hit.  Expectations
about the
future profitability of many "new
economy" companies were drastically
altered and
there were very few places to hide for
fully invested, growth oriented
investors.
The managers took the opportunity to
do a fair amount of portfolio
restructuring
with an eye toward 2001 and beyond.

Looking Forward
	Compared with last year, the
Fund is currently more diversified
from a sector
perspective, with investments in
industrial manufacturers, utilities,
consumer
staples, and financial companies where
there were limited investments before.
This is partially a result of fewer
compelling companies to choose from
within the
technology sector, and also a rational
approach to managing in a more
uncertain
environment.  We asked each manager to
summarize the reasoning for his
current
portfolio as we progress into 2001.

	With respect to the portion of
the portfolio managed by Essex, Joe
McNay made
the following comments:  What started
in March of 2000 as a severe valuation
correction in the NASDAQ accelerated
during the fourth quarter as the
underlying
fundamentals of America's high growth
industries (communications,
networking,
telecom) were called into question.
The first phase of this correction in
the Spring of
2000 was not surprising to us at
Essex.  Relative valuations within the
NASDAQ
have been high since 1997 and
attempting to guess what potential
catalyst could
correct this have left many growth
investors on the sidelines or with
severely lagging
performance.  Philosophically, we
continued through this period of the
early and
late 90's focused on America's growth
industries, communications, software,
networking, medical devices and
pharmaceuticals.  This focus lead to a
decade of
superior returns for our clients.
However, throughout that period, there
were
intermittent periods of valuation and
market adjustments which caused a
momentary lag in our performance
including 1994, 1996 and now the year
2000.
	While the valuation correction
came as no surprise, the real shock to
our
investment thesis was the dramatic
deceleration in the U.S. economy and
business
sentiment in the early fall.  Hardest
hit during the fourth quarter were
those
companies within the communication
segment including semiconductors and
equipment, enterprise software,
storage and networking; all areas of
emphasis with
Essex's portfolios.  Companies such as
PMC Sierra, JDS Uniphase and EMC began
the fourth quarter with excellent
business visibility and a robust
growth forecast
only to find themselves in late
November to be staring straight into a
environment of
shrinking customer orders, potential
inventory build-up and a strongly
diminished
outlook for the start of 2001.
	As a result of this change in
the underlying business environment we
significantly reduced our exposure to
those industries highlighted above
during
October and November while
simultaneously increasing our emphasis
across
additional segments and industries
including specialty retail, healthcare
services
and distributed power.  As we begin
2001 we remain broadly diversified
across the
sectors and industries of healthcare,
retail, energy, transportation,
finance and
technology where we can find above
average growth.  The current economic
environment continues to be one of
little clarity as the Federal Reserve
begins to
lower interest rates to stabilize and
hopefully reinvigorate the economy.
This
exercise will most likely take until
the second half of the year before the
affects bear
fruit.  It is just as uncertain as to
what the exact timing is in which the
business
environment will again reaccelerate
and company fundamentals show signs of
firming.
	Our approach going forward will
remain consistent to the best of our
ability,
focusing on and investing in the
companies with above average growth
rates and
sustainable fundamentals across
America's growth industries.

	With respect to the portion of
the portfolio managed by Roxbury,
Kevin Riley
made the following comments:  Roxbury
has always believed that most
companies'
earnings growth rates regress to the
mean over time.  This will be
particularly true
in 2001 as a combination of slower
economic growth, reduced capital
expenditures
in technology and continued wage
pressures will compress margins and
earnings
for most companies.  Our expectations
are for low single digit growth in
earnings
overall for the S&P 500 for 2001, with
negative year over year growth in the
first two
quarters partially offset by better
performance later in the year after
the impact of
lower interest rates starts to run its
course.  Currently, our research
approach is
focused on identifying those few
companies that can generate superior
earnings
growth rates in this difficult
environment.
	Our analysts thoroughly evaluate
each company's business model, with an
emphasis on identifying those
companies that exhibit superior
returns on
incremental invested capital (ROIC).
This approach removes potential
accounting
distortion from our analysis and also
incorporates how much capital a
business
requires to generate its growth.  We
seek to answer the question, "As
management
invests a dollar in marketing, SG&A or
a new plant, how much cash will they
earn
on that investment?"
	In contrast to the past several
years when broad themes (internet,
dot.coms,
defensives sectors in 2000) dominated
the investment landscape, we believe
2001
will see the emergence of winners and
losers in virtually every sector.
Stock
selection will be paramount.  We are
looking for a combination of some
secular
tailwinds combined with management
teams and business models that can
generate cash flow growth despite a
more challenging economic environment.
	We have positioned our portfolio
using a barbelled strategy.
Investments in
several defensive businesses with high
earnings visibility in the short-term,
in areas
such as health care and defensive
retailers, provide ballast to the
portfolio.  This is
complimented by numerous investments
in companies tied either to continued
growth in certain areas of the
information technology sector or
businesses that can
benefit from an environment of lower
interest rates.  At the margin, we
prefer
companies with exposure to Europe
because they will benefit from the
double
barreled support of a relatively
strong economy in Euroland in 2001 and
a reversal
of the currency effect that has
hampered earnings for multinationals
over the past
two years.
	Currently, virtually all tech
stocks are being tarred by the same
brush - the
expectation of slower or negative
earnings due to the slowdown in cap-x
spending.
There is no question spending is
slowing.  However, the allure of
higher productivity
and the need to stay competitive will
continue to force large enterprises to
invest in
their technology infrastructure.  Most
important from an investment
perspective, we
believe the mix in cap-x spending will
change and this will have a profound
effect
on performance within technology.
Specifically, we believe businesses
that can help
companies optimize performance of
their existing infrastructure will
outperform
companies that simply provide the
hardware.  In addition, we believe
companies
that operate closer to the core of the
network (routing, optical, servers)
will
outperform those operating closer to
the edge (pc's, isp's).
	Two companies that epitomize
technology companies that can grow
through this
challenging environment include Oracle
and Sun Microsystems ("Sun").
Oracle's
strategy of offering customers an
integrated suite of software that ties
together
functions like sales force management,
procurement, supply chain management,
finance and manufacturing is a huge
competitive advantage.  Customers are
faced
with the alternative of an integrated
suite from Oracle or a hodgepodge of
competing software programs from
companies like Siebel, I2, Ariba, SAP
and
Peoplesoft, many of which do not
integrate well.  Oracle is taking
share across
virtually every market and this growth
in applications is a strong compliment
to the
company's dominant and still growing
database business.  Sun's stock
represents a
very attractive investment because the
market has punished the stock with the
expectation that the dot.com implosion
will shrink demand for Sun's high-end
servers.  While Sun will certainly see
one of its end markets shrink, the
company
continues to take share from other
operating systems (NT, IBM, HP) and we
expect
their core server sales to grow above
20% going forward.  Equally important,
Sun
has major growth opportunities in
storage and software (Java) that we do
not
believe are reflected in current stock
prices.
	Dominant retailers and global
financial services companies are
examples of
companies that can benefit from lower
interest rates and better growth in
the year's
second half.  Costco is a long-term
hold for the Fund and has outperformed
of late
after a period of underperformance.
The company represents the best
operator in a
format (big box discounters) that we
believe will continue to take share
for years to
come.  This concept is still a
relatively immature one with years of
growth ahead
before any signs of saturation.
Costco has proven to be the best
merchandiser in the
sector with very high returns on
capital.  We believe Costco will take
share as the
economy slows and consumers look
toward value.  Historically, this type
of share
capture has proven to be sticky and we
believe that will continue.  We expect
high
teens earnings and cash flow growth
from Costco and the stock trades at
very
attractive valuations.  Morgan Stanley
Dean Witter ("MSDW") is an example of
a
handful of global financial services
powerhouses owned in the Fund that
will
benefit from several macro trends:
aging demographics globally; the
deepening of
financial services worldwide; and,
consolidation in Europe.  MSDW is
positioned to
be a leader in all of these areas and
is particularly well positioned to
capture high
fee generating merger and acquisition
and investment banking business in
Europe.
We expect normalized growth of over
20% (although quarterly growth will
continue
to be bumpy).  Multiple expansion from
today's mid-teens range is likely as
the
market begins to appreciate the long
term, global franchise that MSDW has
created.

Cumulative Total Return Performance
	Capital Appreciation's
cumulative total return is based on
the daily change in net
asset value (NAV), and assumes that
all distributions were reinvested.
The S&P
500 Index is an unmanaged
capitalization weighted index of 500
commonly traded
stocks designed to measure performance
of the broad domestic economy though
changes in the aggregate market value
of those stocks.  The Index assumes
reinvestment of dividends.  This chart
compares a hypothetical $10,000
investment
made in Capital Appreciation on
December 31, 1990, to a $10,000
investment
made in the S&P 500 for the same time
period.  Past performance is not
indicative
of future results.
	The tables on page 34 display a
full breakdown of the sector
allocation of the
Fund as well as the top ten positions
as of December 31, 2000.






Average Annualized Total Returns




One

Five

Ten

Capital


Year

Years

 Years

 Appreciation

-22.20%

26.07%

21.79%

S&P 500


-9.10%

18.33%

17.46%




	Managers Small Company Equity
Fund ("Small Company"), managed by TMF
since its inception in June 2000, is
an equity fund that primarily invests
in the
stocks of small capitalization
companies.  TMF currently utilizes two
independent
sub-advisors who each manage separate
portions of the portfolio: Ford Draper
Jr.
of Kalmar Investment Advisers, Inc.
("Kalmar") and a team of portfolio
managers
from HLM Management Co., Inc. ("HLM").
Each manage approximately half the
assets of the Fund and have been sub-
advisors to the Fund since its
inception in
June 2000.

The Portfolio Managers
	HLM, a Boston-based
institutional money management
organization founded in
1983, uses a team of four portfolio
managers supported by seven analysts
and
traders to manage an emerging growth
portfolio.  HLM's investment process
involves traditional bottom-up company
analysis that focuses on discovering
rapidly growing, entrepreneurially
managed companies with market
capitalizations
below $1.5 billion.  HLM also has
access to promising public and private
emerging
companies through its private equity
business.
	HLM's disciplined research
process includes the use of
proprietary fundamental,
technical, and valuation filters to
identify potentially attractive
stocks.  This
screening process typically produces a
list of 175-200 stocks.  HLM's
investment
team then evaluates such qualitative
elements as change/growth in industry
fundamentals, company management
(strengths, ownership in company,
etc.), the
company's business plan, and morale
among the firm's sales staff and
workforce.
This qualitative analysis entails
visiting company management and
interviewing
customers, competitors, and suppliers.
Finally, HLM also analyzes the
technical
elements (relative strength,
liquidity, etc.) of the security.
This entire process is
geared towards identifying
entrepreneurs/companies with dynamic
growth
prospects and the ability to
successfully execute their business
plan.
	Each new investment idea is
formally presented to the entire
investment team
and a unanimous agreement must be
reached among the four portfolio
managers
prior to an initial purchase.  The
portfolio will typically consist of
40-50 securities.
HLM's focus on growth tends to result
in portfolio turnover of around 100%
per
year.  HLM will typically liquidate a
position when the stock reaches a
price target,
the company disappoints fundamentally,
there is a change in management, or
the
stock's technicals weaken.  To prevent
any loss of objectivity, selling a
position
requires just three votes.
	Kalmar, located in Wilmington,
Delaware, uses a team of portfolio
managers led
by Ford Draper, Jr., who founded the
firm in 1982.  Kalmar practices a
"Growth
with Value" approach to small company
investing whereby it seeks to identify
high
quality growing businesses before they
are widely discovered by institutional
investors.  Kalmar's team believes
there is a low risk/high reward
anomaly offered
by the equity market in stocks of well
managed, rapidly growing smaller
companies that for a variety of
reasons have not made the radar screen
of most
typical growth investors.  Because
these companies are relatively
"invisible"
institutionally, they can be
inefficiently valued and yet offer
strong growth
potential.  This is the crux of their
"Growth with Value" investment style.
	The investment team at Kalmar
generates investment ideas (called
nuggets) from
several sources: industry reports,
discussions with company management
teams,
quantitative screens, and trade
organizations.  Thus, there are
elements of both
"top down" and "bottom up" analysis in
the initial identification process.
Top
down thinking is used to identify
strategic themes and growth areas to
prospect
for "Growth with Value" candidates.
The most intensive research, however,
is
dedicated to bottom up fundamental
analysis.  The members of the
investment
management team all come from strong
research backgrounds and are committed
to disciplined in-depth fundamental
analysis.  Fundamentally, Kalmar looks
for
such criteria as proven and
sustainable double-digit growth in
revenue and EPS as
well as a stock that is reasonably or
cheaply priced relative to EPS, book
value,
and/or cash flow.  Additionally,
Kalmar looks for dynamic businesses
that they can
understand, run by equity owners they
can count on, buyable at valuations
that
should rise.  Kalmar expects that an
idea included in the portfolio will
generate a
return of 50% inside of two years.
This appreciation would come from two
sources: compounding business value
plus upward revaluation.
	The portfolio typically consists
of 70-80 securities selected on an
individual
basis, specifically keyed to the
observations and conclusions of their
research.
Kalmar will tend to avoid concentrated
sector bets and will diversify by the
size of
company, ranging from as small as $50
million up to $1.5 billion at time of
purchase.  Kalmar also attempts to
diversify by their company's "growth
character", including both proven
"Steady Eddies" and emerging growth
opportunities.  Kalmar is a true long-
term investor, with annual turnover
averaging
38%.  Kalmar's sell discipline is
judgmental, not mechanical.  It is
based on the
team's assessment of: the changing
fundamentals of a company, the
qualifications
of a more rewarding replacement, or
whether price/fundamental expectations
have been met.

The Year in Review
	The Fund returned -7.1% since
its inception on June 19, 2000,
compared with a
return of -6.9% for the Russell 2000
Index of small-capitalization stocks
during the
same time period.
	Both managers did an excellent
job putting the original assets to
work in late
June and early July so as to
participate in the rally in small-cap
stocks that
occurred from July through early
September.  From an investment
standpoint, the
fully-invested portfolio was a
diversified mix of securities with
very little style,
sector, and security overlap.
Kalmar's "growth-with-value" style
focused on well-
managed "real companies" with proven
business models and good earnings.
These more stable securities performed
very well in the latest quarter.  On
the
other hand, HLM's aggressive growth
style, while in some ways out of favor
during
the third quarter, introduced some
aggressive investments into the
portfolio.
	In aggregate, the Fund was able
to slightly outperform the index
during the
third quarter, driven by security
selection.  While the overall
technology weight
was high in a difficult market, its
tech stocks, while down 15% on
average, actually
performed well compared with tech
stocks in the Russell 2000.  For
example,
education software/systems provider
Advantage Learning Systems surged over
100% behind a strong earnings report
and a string of analyst upgrades.
Other
strong tech performers were Polycom
and Netrigity, both up around 40% on
strong fundamentals.  On the negative
side, there were also a number of poor
performing technology stocks in the
Fund, including Three-Five Systems,
Keynote
Systems and NetCreations, which
together detracted more than three
percentage
points of absolute performance from
the Fund.  In addition, the Fund held
just a
2%-3% weight in financial shares,
which was among the best performing
sectors
for the stock market during the third
quarter.  Aside from a strong
contribution
from AmeriCredit, which surged nearly
70% after beating EPS estimates, the
Fund
received little from the financial
sector.  In fact, the Fund's only
other financial
stock, REIT Pinnacle Holdings
("Pinnacle"), plunged 50% after
posting a quarterly
loss and announcing the SEC was to do
an informal inquiry into the company.
The manager trimmed Pinnacle in August
and then sold out completely at
quarter-
end.
	The fourth quarter was somewhat
mixed for the Fund as it did not avoid
or
overcome the sharp price collapse
within the technology sector where
approximately one-third of the Fund's
assets were invested.  As these stocks
declined on average more than 30%,
they accounted for all of the Fund's
losses
during the quarter. Within the
technology sector, the Fund held 14
securities that
fell by 50% or more. Most of the worst
performers were companies whose
business fundamentals deteriorated
along with the economy and demand for
high-
tech products and services.  Several
of these had significant impacts on
the Fund's
performance.  The stock of Network
Engines, which provides infrastructure
for
internet content and service
providers, fell by almost 90% after
the company
dramatically reduced its revenue
expectations in response to a slowdown
in
industry demand.  Likewise Avocent, a
maker of network equipment for PCs and
servers that does considerable
business with Compaq, fell by 50%
after the
company said it expected sales to
slow.  Avocent had been the Fund's top
holding
as the quarter began.  A mid-October
investment in Natural MicroSystems
plunged
60%, despite a positive earnings
report, before being sold in late
November.
Those three holdings alone accounted
for more than 40% of the Fund's losses
during the quarter.
	Despite such high profile
collapses, the managers did a
respectable job of
picking stocks within the technology
sector as the Fund's tech holdings
performed
better on average than the tech
holdings in the Russell 2000.  A few
tech stocks
did surprisingly well: computer
storage maker Advanced Digital
Information
rebounded sharply in the quarter after
reporting above-expectations earnings
and
revenue, and a small investment in
Great Plains Software surged after
Microsoft
agreed to purchase the company.
	The Fund's allocation in the
financial sector also dragged down
performance.
For one thing, the Fund held less than
3% of its assets in what was one of
the best
performing sectors of the small-cap
market.  In addition, the three
financial stocks
that the Fund did hold during the
quarter, AmeriCredit, Actrade, and
Boston
Private Financial, did not add any
value to the fourth quarter's
performance.  On
the positive side, the Fund's health
care holdings returned 17% during the
quarter.
HLM, in particular, had ramped up
their portfolio's health care exposure
to nearly
30% as the fourth quarter began.  Some
of their successful investments in
that
sector included Amsurg, ArQule,
AmeriPath, LifePoint Hospitals, and
First Horizon
Pharmaceuticals.  In addition, the
Fund was successful in investing in
the energy
sector, which made up more than 10% of
the Fund.  Those holdings, including
positions in Tom Brown, Chesapeake
Energy, National-Oilwell, and
Evergreen
Resources, rose 15% in the quarter
behind strong sector fundamentals.
	Thus, for the Fund's short
history thus far, it has performed in
line with the
benchmark.  Although it is most
definitely our goal to outperform the
benchmark,
this performance is within the range
of expectations for any short-time
period.

Looking Forward
	The aggregate portfolio
currently has significant portions
invested in health care,
technology and energy companies, with
only small allocations in financial
and
consumer discretionary companies.  We
asked the managers to summarize the
reasoning for their current portfolios
as we progress into 2001.

	With respect to the portion of
the portfolio managed by Kalmar, Ford
Draper Jr.
made the following comments:  The most
notable feature of the Big Picture
investment outlook in recent months
has been the stunningly abrupt
slowdown in
the U.S. economy, and in technology
final demand, resulting in sharply
mounting
corporate revenue and earnings
warnings.  Combined with evidence of
weakening
World growth, this leaves investors
uncertain as to whether there is
something more
precarious about this economic
slowdown than a "normal" inventory
adjustment,
uncertain as to how hard a landing the
U.S. and World economy may be in for,
and finally uncertain as to what the
timing, trajectory, and vigor of the
recovery
may turn out to be.
	In the face of these
uncertainties, to which neither Kalmar
-- nor anyone else --
has answers, our strategy as always is
to continue buying one good investment
opportunity at a time.  In effect, we
are relying on the productivity and
common
sense of Kalmar's "Growth-with-Value"
investment approach and the value-
added
creativity of our hands-on research to
produce superior longer term returns.
Historically this has proved to be
very rewarding.
	As to our specific 2001
strategies, it is essential to not
focus on the negatives but to
think sequentially, that is ahead in
time, so as to maintain an offensive
posture in
the portfolio.  At the same time,
recognizing that we can't know what
the economic
outcome will be, it makes sense to
seek balance within the portfolio.  By
this we
mean owning a range of company
business models from the more
defensive right
through to the more aggressive, in
addition to seeking special situations
whose
unique business positioning suggests
that they should be able to swim
upstream.
	This raises the importance of
finding "wind at their back" themes or
areas of
demand growth to mine.  Ignoring
obvious ones like the "Graying of
America" or
"Corporate Outsourcing" that have been
operative for some time, others that
appear
promising for 2001 include:  Bandwidth
(again); Specialty Retailers Insulated
from
Negative Wealth Effects; Rich Media;
"Any to Any" Networking; Distributed
Power
Architecture; E-infrastructure and
Mobile Telecom Infrastructure (after
the
shakeout); Electronic Manufacturing
Outsourcing; Computerized Decisioning
for
Business; Memory Demand Growth;
Relaxation of Credit and Credit
Spreads; K-12
Academic Accountability; etc.  The
challenge is to find the specific,
durable,
undervalued "good growing businesses"
to benefit from such growth trends.

	With respect to the portion of
the portfolio managed by HLM, Ann
Hutchins
made the following comments:  Despite
the very mixed signals sent by the
markets
over the last twelve months, HLM
remains firmly committed to growth
investing.  We
feel that finding the most outstanding
companies, regardless of the
industries they're
in, leads to a portfolio that produces
superior returns over time.
	That having been said, the near-
term environment certainly argues for
caution.
In particular, we are being extra-
careful in our evaluation of
technology holdings.
It appears that we are in a period
when many corporations are cutting
back their
capital spending budgets, budgets that
increasingly are devoted to
technology-based
products.  In such an environment,
nearly all technology suppliers are
suspect, and
the stocks become extremely vulnerable
to the "halo effect" produced when the
market hears that any customer or
competitor is slowing down.  We
continue to
hold tech stocks that we view as
unassailable, but in general prefer to
think of this
as a period that will lead to some
incredible buying opportunities and
thus do our
homework accordingly.
	For the longer term, we think an
area that is poised for continuing
success is the
education market.  It should be
understood that this market includes
many
companies doing widely different
things, and not all will be winners.
To the extent
we can identify those which really
serve basic needs and have begun to
build the
structures to be able to deliver their
solutions, we will be early investors
in some of
the big companies of the new decade.
One of the most promising is Edison
Schools,
Inc., a company which is currently
operating public schools serving
57,000 students
and will be expanding at exceptional
rates over the next several years.  It
is
positioned to become the major factor
in setting new standards for creating
positive
educational outcomes for public school
students at costs equal to or less
than society
pays today.

Cumulative Total Return Performance
	Small Company's cumulative total
return is based on the daily change in
net
asset value (NAV), and assumes that
all distributions were reinvested.
The Russell
2000 Index is comprised of the
smallest 2000 companies in the Russell
3000 Index,
representing approximately 8% of the
Russell 3000 total market
capitalization.  The
Russell 3000 Index is composed of 3000
large U.S. companies, as determined by
market capitalization.  This portfolio
of securities represents approximately
98% of
the investable U.S. equity market.
This chart compares a hypothetical
$10,000
investment made in Small Company on
June 19, 2000, to a $10,000 investment
made in the Russell 2000 for the same
time period.  Past performance is not
indicative of future results.
	The tables on page 34 display a
full breakdown of the sector
allocation of the
Fund as well as the top ten positions
as of December 31, 2000.


















Year-to-Date Total Returns


Small Company




-7.10%



Russell 2000





-6.91%






	Managers Special Equity Fund
("Special Equity"), managed by TMF
since its
inception in 1984, is a growth-
oriented equity fund that primarily
invests in the
stocks of small capitalization
companies.  TMF currently utilizes
five independent
sub-advisors who each manage separate
portions of the portfolio.  Andrew
Knuth
of Westport Asset Management, Inc.
("Westport"), who has been managing a
portion of the Fund since December
1985.  Gary Pilgrim and Jeff Wrona of
Pilgrim
Baxter & Associates, Ltd. ("Pilgrim
Baxter"), who has been managing a
portion of
the Fund since October 1994.  Timothy
Ebright, of Goldman Sachs Asset
Management ("Goldman Sachs"), has been
managing a portion of the Fund since
December 1985.  Bob Kern, of Kern
Capital Management LLC ("Kern
Capital"), was
added as a sub-advisor in September
1997.  Bill Dutton, of Skyline Asset
Management, L.P. ("Skyline"), was
added as a subadvisor in December
2000.

The Portfolio Managers
	Andy Knuth's investment
philosophy entails investing in small
capitalization
companies which he perceives as having
significant upside potential in
earnings
and return on equity over the next
twelve to eighteen months.  Although
he is
investing for growth, Andy will
purchase stocks only if they are
selling at or below
the market's price/earnings multiple,
or below valuations of other companies
in
the same industry. Thus, he must
discover and invest in companies very
early in
their growth cycle.
	Implicit in the strategy is that
Andy and his investment team focus on
a small
number of issues, and tend to hold
them for a long time.  The
concentration and
low turnover enable Andy to heavily
research and monitor each position.
He is
focused on future profits only, and,
in fact, prefers to find businesses
which are
inherently good but which have gone
through a troubling period.  Factors
that
may improve earnings and investor
perceptions include acquisitions or
divestitures, management shake-ups,
changes in the business cycle, or the
development of a proprietary product
in a strong industry.  He searches, in
particular, for companies with good
managers who are finding ways to
substantially improve the company.
	The result is that Andy will
typically have a concentrated
portfolio, and any
significant industry concentrations
are merely an outcome of bottom-up
stock
selection.  Because some of the
companies in which he invests may not
yet have
earnings, the price to trailing
earnings ratio may be high, although
the price to
forward earnings will be well below
average.  Andy is a patient investor,
usually
turning over less than 20% of his
portfolio per year.
	Gary Pilgrim and Jeff Wrona, of
Pilgrim Baxter focus on companies with
positive
business momentum.  In order to focus
their energy on companies exhibiting
business momentum, the managers employ
a proprietary quantitative ranking
system (QRS) that focuses on recent
earnings growth, earnings
acceleration,
prospective earnings growth and
potential for earnings surprise.  A
team of
analysts at Pilgrim speaks with
managements and analyzes the
businesses to
confirm and refine earnings
expectations, and stocks are purchased
and sold
based on their relative rankings.
	Typically the portfolio will
have an average historical and
expected earnings
growth rate of near 50%.  Because such
a high priority is placed on high
growth,
the companies in the portfolio tend to
be very visible, and possess very high
price
to earnings multiples.  While
successful growers move up in price
quickly,
companies posting disappointing
earnings move down dramatically as
well.  High
multiples also make the prices very
sensitive to industry and economic
news and
events.  The result is a portfolio
that exhibits a high level of price
volatility.  In
addition, it is necessary to quickly
identify and replace companies whose
growth is
slowing.  Thus the portfolio tends to
exhibit a fairly high amount of
turnover.
Gary and Jeff typically hold around
80-100 positions and have had an
annual
turnover between 100-200%.  Their
portfolios are also typically heavily
weighted in
a few business sectors.
	While similar in some respects
to Andy Knuth, Tim Ebright, of Goldman
Sachs, searches for a
different kind of value and growth.
Tim searches for companies that have
very predictable
earnings, positive operational cash
flow and a defensible market position,
which are selling for less
than the intrinsic value of the
business.  In addition, Tim prefers
companies in which the managers
own a substantial portion of the
stock.
	Typically, this combination can
only be found in companies that have
not been
"discovered" by institutional
investors, or have been "orphaned"
since their initial
public offerings.  Companies such as
this tend to be very small, thus, Tim
is what
many consider a micro-cap manager.
That is, he typically invests in
companies
with market capitalizations under $500
million, sometimes far smaller.  If
his
analysis is correct, the portfolio
makes money in one of three ways:
First, the
company may continue to churn out
steady earnings growth for an
indefinite
period.  Second, the stock may be
discovered by institutional investors
and enjoy
an expansion of its valuation.  Third,
the company may be acquired at or
above its
intrinsic value.
	Because of the size of the
companies, Tim must build a portfolio
of close to 100
positions.  These stocks tend to be
less susceptible to market swings, and
exhibit
less price volatility merely because
they trade much less than larger
companies.
Their added risk is in their lower
liquidity.
	Bob Kern is one of the pioneers
of micro-cap investing, and while
similar to Tim
Ebright in his focus on very small
companies, Bob directs his efforts
toward
finding companies that are succeeding
through innovation of new products or
services.  Thus, Bob's portfolio tends
to be concentrated in technology,
healthcare,
consumer goods and service sectors.
Bob seeks to earn returns from the
appreciation of stocks as the
companies' products develop and
penetrate new
markets.
	In most cases, the analysis of
the product and judgments as to its
potential are
the most important aspects of the
decision to own stock.  In all cases,
however,
the operational and financial health
of the company must be verified.  Bob
and the
investment team at Kern Capital like
to find companies in which margins
will
increase with revenue growth, and
which can finance much of their growth
from
operating cash flow.  Although
valuation is clearly important, Bob is
often willing
to pay relatively high multiples where
he sees enough growth potential.  Bob
will
typically hold a portfolio of 60 to 70
stocks with a median market
capitalization
around $500 million.
	On November 30, 2000 the Fund's
shareholders approved a proposal to
add a fifth independent
investment manager, Skyline, to the
sub-advisory line-up.  Bill Dutton and
the investment team at
Skyline look for small capitalization
stocks that have below average
valuations with strong growth
prospects.  Through their intensive
in-house research, they find good
companies that are
overlooked or not widely followed.
Typically they invest in firms with
market capitalizations of
less than $2 billion.  Skyline
believes that this value focus
combined with identifying attractive
growth prospects and a defined sell
discipline can capture inefficiencies
in the market.
	The investment team's selection
process involves quantitatively and
qualitatively screening the
universe of small-capitalization
stocks for factors such as low
price/earnings (P/E) ratio or
price/book, attractive earnings
prospects, applicable market caps
(typically below $2 billion), and
lack of institutional coverage.
Outside research services, computer
screens, and internally
maintained lists of potential
companies/stocks are the primary
sources used to identify new ideas.
These ideas are then evaluated to
determine whether they meet Skyline's
our basic criteria: relative
valuation, capitalization, financial
strength, and opportunities for
continued growth.  In addition,
Bill Dutton determines whether the
stock provides needed diversification
to the portfolio. This
multi-step screening process reduces
the list from 2000 to 150-200 stocks.
Then, one or more of
the portfolio manager/analysts perform
a rigorous fundamental analysis in an
attempt to answer the
question, "Why will earnings increase
at an above-average rate?" All company
documents are
analyzed, any available industry or
research reports are reviewed and,
most importantly, questions
are addressed directly to senior
company management.  In addition, the
analysts will review other
companies in the same industry to
determine competitive threats and the
relative valuation of the
company being investigated.  In so
doing, they develop an internal
research report that is
distributed to the entire investment
team and discussed at regular
meetings. Input is received from
the investment team, and if additional
information is required, additional
research is done.  The
final portfolio will contain
approximately 65-85 stocks and is
generally fully invested (less than 5%
cash) at all times.  The portfolio
will tend to be well diversified with
a price/earnings ratio
consistently below the Russell 2000
P/E.  Skyline sells stocks when they
rise to a sell target, which
is usually a price/earnings ratio
equal to the overall stock market.  In
the case of a stock that
declines, Skyline will only sell the
stock if fundamentals have changed so
that the original
investment thesis is no longer valid.

The Year in Review
	The Fund returned -2.6% during
2000, compared with a return of -3.0%
for the
Russell 2000 Index of small-
capitalization stocks.  It was the
sixth consecutive year
that the Fund outperformed the Russell
2000 Index.  The Fund got off to a
strong
start in 2000 as small capitalization
technology stocks continued to
dominate the
attention of investors in the first
quarter.  The Fund's heavy (40%)
allocation to
technology along with excellent
relative performance within the sector
helped the
Fund to appreciate close to 30% before
the market peaked in early March.
Although the technology positions
accounted for a vast majority of the
portfolio's
gains, the Fund's capital goods and
health care positions also contributed
to
performance.  From mid-March through
the remainder of the year, stock
prices
varied wildly as fledgling internet
companies began to run out of
operating cash
and investors began to wonder whether
the wheels were beginning to come off
the aging economic expansion.  A sharp
rise in oil prices along with the
Federal
Reserve's monetary tightening actions
early in the year added to the
adversity.
	Having long abandoned most of
its direct internet holdings, the
portfolio
performed relatively well through the
end of the third quarter, although it
followed
the market down about 16% off its
peak.  The portfolio's waste
management
holdings rose sharply during the
second quarter as these companies
exhibited
strong results.  In addition, the
Fund's health care positions, many of
which were
biotechnology related, rose as
excitement over the mapping of the
human genome
grew and investors searched for
alternate forms of high technology.
	The Fund underperformed in the
second half of the year primarily due
to its
underexposure to financial, energy and
utility sectors, which performed well
during the period.  Energy-related
companies benefited from rising oil
and gas
prices, utility companies from
progressing deregulation and financial
companies
from falling interest rates.
Meanwhile, technology shares came
under extreme
pressure that turned into an outright
sell-off in the fourth quarter.  Even
though
the Fund's technology positions held
up somewhat better than average, the
substantial allocation, along with
significant positions in capital goods
and
consumer cyclical companies that
traded lower in response to the
slowing
economy, caused the Fund to give back
much of the performance lead it had
built
during the first quarter.

Looking Forward
	The combination of the
technology sell-off, active
rebalancing throughout the
year and the addition of a fifth
portfolio manager in December have led
Special
Equity to be very well diversified as
we head into 2001.  We asked each
manager
to summarize the reasoning for his
current portfolio as we progress into
2001.

	With respect to the portion of
the portfolio managed by Westport,
Andy Knuth
made the following comments:  The
problem facing investors as the new
year
begins is two-fold - valuation and
earnings.  Overall, the market is
selling at about
21 times estimated earnings.  Even
excluding a handful of extraordinarily
high P/E
issues, the multiple is close to 18.
Historically, the market sells at a
P/E ratio close to
15.  Because of the recent precipitous
drop in economic activity, estimated
earnings
are undoubtedly too high, meaning the
valuation level is even richer than it
appears.  With the Fed moving to lower
interest rates, an interesting "tug-
of-war" is
about to unfold.  One of Wall Street's
time-tested clich,'s is, "Don't fight
the Fed,"
meaning that stock prices generally
rise as rates decline.  This positive
reaction
comes about because investors begin to
anticipate the re-acceleration of
growth
brought about by easier monetary
policy.  In the present situation,
however, the
market faces at least three quarters
of what are likely to be extremely
negative
earnings comparisons.  And, given the
fact that the recently ended expansion
cycle
spanned a record ten years, the period
prior to recovery may well be longer
than
generally anticipated.  It appears
safe to say that the opposing forces
of declining
interest rates and disappointing
earnings will result in a trying,
volatile market.
	We continue to position our
portfolios in companies with good
growth prospects
and below average valuations.  Because
we buy companies that are out of favor
or
misunderstood by the market, we
believe disappointing earnings
announcements
will provide attractive buying
opportunities.

	With respect to the portion of
the portfolio managed by Pilgrim
Baxter, Jeff
Wrona made the following comments:
The most important factor that will
drive
performance for 2001 and beyond is the
execution ability of each company in
the
portfolio.  The reason this is
especially important today is the
justifiably heightened
skepticism that investors have towards
consensus earnings estimates in a
tougher
economic environment.  The common view
among investors is for a fundamentally
weak first half of the year followed
by a stronger, Fed-induced, second
half of the
year.  This has been reiterated many
times during company conference calls
in the
last month as the economy has slowed,
especially in the U.S.  The valuation
of the
portfolio is a reasonable 40x 2001
estimated earnings with an expected
earnings
growth rate of greater than 50%.  If
these companies do hit earnings and
revenue
expectations, their stocks will likely
be well rewarded.  It is incumbent on
us to act
quickly when we have doubts about each
company meeting those expectations.
	The portfolio is overweighted in
the technology, health care, energy
and
industrial sectors.  Once the Federal
Reserve monetary easing has a positive
impact
on corporate and consumer spending,
which we believe happens in the second
half
of the year, the technology sector and
related companies should perform very
well
following their bear market last year.
This is especially true in the
semiconductor
area where we have witnessed weakness
due to slower end market demand in
PCs,
wireless and communications, as well
as a component inventory correction.

	With respect to the portion of
the portfolio managed by Goldman
Sachs, Tim
Ebright made the following comments:
It is an interesting exercise to
ponder both
the direction of the economy and its
impact on various sub-sections of the
investing
universe, and the relative merits of
investing in small versus large
company stocks.
But future performance ultimately
boils down to whether a portfolio has
the horses,
both fundamentally and perceptually,
and that they are priced attractively.
I
believe our portfolio has the
necessary horsepower looking into
2001.  Here are a
few examples.
?	Rural cellular (Rural Cellular
Corp.,
Dobson Comm.) - Our beaten down mobile
communications plays
stand in the way of continued rapid
growth in usage and cash
flow, while being insulated from
current competitive activity.  The
rollout of six national providers, all
with gaping geographic
coverage holes, should boost high
margin roaming revenues while
positioning the rural providers as
attractive takeover candidates.
November's proposed acquisition of
Price Communications by
national provider Verizon Wireless
confirmed both the geographic
allure and private worth of well-
positioned rural providers.
?	Communication towers (Pinnacle
Holdings, Spectrasite, SBA
Communications) - Recent feverish
bidding for new 1900 MHz spectrum,
eventual 3G deployment,
and the upcoming rollout of wireless
data/internet services all
should boost the demand for
transmission capacity.  The five
publicly owned players dominate a
supply-limited (by zoning)
market with a relatively fixed cost
base.
?	Advertising related (Emmis,
Saga, Citadel,
Lamar) - In the second half of 2000,
the market anticipated a year-end
and first half 2001 slowdown in
overall ad spending growth, a function
of economic decline and the absence of
last year's dotcom spending
spree.  Our radio stocks took a
lashing as over-exuberant short-term
estimates were reduced.  We held the
stocks, and periodically bolstered
positions as we saw little degradation
in private values.  We believe the
market has fully discounted tough
first half revenue comparisons, and
will soon look toward a second half
return to normalized same station
radio growth rates (8-10% revenue, 12-
15% cash flow).  The valuation
gap between private and public
valuations should narrow.
?	Broadband delivery (Adelphia,
Insight) - Similar to every other
decline in CATV stocks during the past
twenty years, the past year's crash
involved interest rate/credit market
difficulties at times when cable
operator balance sheets were stressed
by competitively-driven capital
spending sprees.  In the year 2000,
operators scrambled to upgrade plant
in order to provide new services
(digital video, telephony, high-speed
internet access) that blunt the
competition (satellite) and generate
future
cash flow streams.  Although the
industry is only partly through the
upgrade cycle, there is enough
tangible evidence underscoring the
viability of these new services and
the enhanced competitive
entrenchment they provide.
?	Gaming consolidation (Argosy,
Station Casinos, Isle of Capri) - The
gaming biggies have run out of
opportunities to sustain growth.
There
are no major new Las Vegas properties
close to fruition, and Atlantic City
expansion is 2-3 years away and of
dubious attractiveness.  We would
expect consolidation to displace
internal sources as the key industry
growth engine for the major players in
the coming years.  Geographically
diversified, established niche market
players, such as those owned in our
portfolio, should be primary targets.
Until then, we are excited about
ownership of these growing businesses
at 4x-6x cash flow.

	A few individual positions,
totaling 9% of the total portfolio,
deserve mention as
well.  Looking into 2001, all contain
the necessary ingredients
(fundamentals,
valuation, perception) to provide
attractive near-term investment
returns.  Allied
Capital, a lender/equity stakeholder
to small business, is in great
competitive shape
as 1) banks contract lending to
small/mid-sized businesses in the face
of mounting
loan losses, and 2) the junk bond
market window is closed.  Pittston
Brinks should
be able to sell its liability-laden
coal operations in the first half,
freeing the market's
assessment of the value of Pittston's
security and airfreight operations.
The ultimate
value of our position in Price
Communications will be realized by the
upcoming
IPO of its acquiring entity, Verizon
Wireless.  And both NCO Group and
Mobile
Mini I expect to be the beneficiaries
of new Wall Street sponsorship in the
first half of
2001.
	There are two sectors against
which we are betting this year.  We
are
underweighted in financials, despite
the two interest rate cuts implemented
by the
Federal Reserve in January.  Banks in
particular hold no investment allure
to us at
this point.  Our belief is that
mounting credit problems in a
weakening economy
will overwhelm the positive impact of
lower rates on yield spreads.  In
addition, the
universe as a whole contains
significant takeover premium. Also, we
typically find
little value in the technology world,
and despite a broad reduction in
valuations in
2000, still find little attraction.
Short product life cycles plus a
general dependence
on external capital is an unattractive
combination for us.
	In Summary, we have a portfolio
with consistent 15%-20% annual
earnings and
cash flow growth both historically and
prospectively.  I am confident of
earnings
performance within that range this
year despite the current downturn in
economic
growth.  Our mix of businesses carries
little economic sensitivity.  And for
that
range of 15%-20% growth, we are paying
a modest 12.4 times 2001 calendar
earnings and six times cash flow.

	With respect to the portion of
the portfolio managed by Kern Capital,
Bob Kern
made the following comments:  Kern
Capital Management focuses investment
research on the four sectors of the
U.S. economy where the level of
innovation is
highest.  During 2000, three of these
sectors experienced significant price
declines -
Technology, Consumer and Service
companies.   Strong gains by the
Healthcare
sector were the exception.  As we
enter 2001, economic activity and
consumer
confidence are declining.  Earnings
disappointments, especially in the
Technology
sector, have been numerous and,
importantly, many corporate
managements have
been revising downward their forecasts
for future growth.   The Federal
Reserve has
addressed these developments by
implementing two, 50 basis point rate
reductions
so far this year, and, it is
anticipated that aggressive action
will continue to be
taken to reduce rates. Although these
actions represent positive steps
toward
improving the economy, further
negative news regarding growth
prospects is
expected to continue for at least the
next six months.
	An investment strategy, which
combines both offense and defense, is
required in
the current uncertain and volatile
stock market.  This strategy attempts
to minimize
risk while positioning the portfolio
for the next up-cycle in the stock
market.  Price
declines in the Technology sector are
discounting a lot of bad news.
Technology
investments include companies in the
high-growth areas of wireless
communication, optical network
components and high performance analog
semiconductors.  In addition, selected
semiconductor equipment companies
represent recent investments.
Investments in the traditional
consumer-cyclical
areas - apparel, retailing and
restaurants - have recently been
reduced.  Declining
consumer confidence, high debt levels,
and increases in living costs all
represent
reasons for caution.  We are looking
to rebuild the Consumer sector's
weighting, as
the recent Fed interest rate cuts
should help to improve consumer
confidence.  The
Healthcare sector produced strong
performance during 2000.  The
government and
leading Fortune 500 companies
initiated a major movement, aimed at
reducing
medical errors, which provided a
significant benefit to the HCIS
(Health Care
Information Systems) companies,
especially those companies focused on
clinical
information systems.  Additionally,
managed care providers began to
realize the
benefits of their restructurings
during 2000.  At the end of 2000,
valuations of the
portfolio's healthcare holdings were
at a point where a reduction of
portfolio
weightings was appropriate.  No
significant change in this sector's
portfolio
weighting is planned at this time.
Service companies are a heterogeneous
group of
companies and range from the leader in
commercial real estate database
information to prepaid wireless
services.  Additional Service
companies will most
likely be added to the portfolio
increasing the sector weighting.
	Based upon the duration and
magnitude of the decline in emerging
growth
stocks last year, it is anticipated
that the stock market will experience
a point of
maximum negative fundamentals and
maximum negative investor sentiment
some
time this year.  These two events are
expected to create an important buying
opportunity and our strategies are
focused on capitalizing on this
opportunity,
primarily through individual stock
selection.

	With respect to the portion of
the portfolio managed by Skyline, Bill
Dutton
made the following comments:  We
believe that we are in the early
stages of a
sustainable recovery for small value
stocks.  A weak economy and a Federal
Reserve
Board interest rate cut are the
ingredients of a great buying
opportunity for small
cap value-oriented stocks,
particularly since these stocks are
undervalued on both
an absolute and relative basis.  The
valuation case has been compelling for
some
time, and is the primary reason for
the strong performance since March.
However,
today is the first time that the
economics has matched up so well with
the valuation
case, providing an outstanding
investment opportunity.
	Consumer, financial and
industrial stocks should be the
biggest beneficiaries as
interest rates continue to decline and
economic activity improves.  This in
turn
should lead to better earnings and
higher P/E ratios.  While maintaining
good
overall diversification, Skyline is
appropriately positioned to take
advantage of this
expected market trend.  We are very
bullish on our investment style as a
result.

Cumulative Total Return Performance
	Special Equity's cumulative
total return is based on the daily
change in net asset
value (NAV), and assumes that all
distributions were reinvested.  The
Russell 2000
Index is comprised of the smallest
2000 companies in the Russell 3000
Index,
representing approximately 8% of the
Russell 3000 total market
capitalization.  The
Russell 3000 Index is composed of 3000
large U.S. companies, as determined by
market capitalization.  This portfolio
of securities represents approximately
98% of
the investable U.S. equity market.
This chart compares a hypothetical
$10,000
investment made in Special Equity on
December 31, 1990 to a $10,000
investment
made in the Russell 2000 for the same
time period.  Past performance is not
indicative of future results.
	The tables on page 35 display a
full breakdown of the sector
allocation of the
Fund as well as the top ten positions
as of December 31, 2000.






Average Annualized Total Returns
























One

Five

Ten





Year

Years

 Years

Special Equity


-2.56%

18.49%

20.13%

Russell 2000


-3.02%

10.31%

15.53%



	Managers International Equity
Fund ("International Equity"), managed
by
TMF since its inception in 1985, seeks
long-term capital appreciation through
investment in non-U.S. equity
securities.  TMF currently utilizes
three independent
sub-advisors who each manage
approximately one third of the total
portfolio:
William Holzer of Zurich Scudder
Investments, Inc., ("Scudder"), hired
in
December 1989, John Reinsberg, of
Lazard Asset Management ("Lazard"),
who was
hired in January 1995, and Theodore
Tyson of Mastholm Asset Management,
L.L.C.
("Mastholm"), hired in March 2000.

The Portfolio Managers
	William ("Willie") Holzer can be
described as a "top down" thematic
investor.
He views the world as a single global
economy as opposed to a collection of
separate country economies.  Willie
focuses his efforts by first
developing global
investment themes which target the
fastest growing or most profitable
segments of
the global economy.  Themes are
typically long-lived, three or more
years, and are
developed through the course of
business; discussions with company
managements or government officials,
fundamental and economic analysis, and
the tracking of economic, financial
and demographic trends.  Willie then
works
with the large group of global
securities analysts at Scudder to
identify the
companies which will potentially
benefit from the effects of the
themes.  These
companies will necessarily have
attractive fundamentals and reasonable
valuations,
along with strong company management.
	Willie also believes that it is
important to distinguish between three
types of
companies: Domestic companies are
those which produce, sell and raise
capital all
in their home country; International
companies are those which produce at
home,
but sell their products and raise
capital anywhere in the world; Global
companies
are those which produce, sell and
raise capital anywhere.  Willie will
invest in any
of these types in order to capitalize
on a theme, however, he prefers global
companies which generally have the
flexibility and resources to exploit
global
trends.  Thus, his portfolio tends to
be heavily weighted in large
capitalization,
multi-national companies.  In
addition, his portfolio will tend to
be concentrated in
the developed markets, with only a
small portion invested in companies
domiciled
in less developed or "emerging"
markets.  However, companies in the
portfolio,
while domiciled in developed markets,
may have operations or distribution in
the
emerging markets.  Given the long-term
nature of the themes, his rate of
turnover
is relatively low and typically in the
40% to 50% annual range.
	John Reinsberg, of Lazard,
pursues what is referred to as a
"bottom up" value
approach.  The portfolio managers and
analysts at Lazard focus on individual
stocks that they believe are
financially productive and
inexpensively priced.  In
order to correctly determine what is
inexpensive, they analyze the
financial
statements in the local language, and
refigure the accounting in order to
make
comparisons across countries and
industries.  This rigorous accounting
validation,
performed by a large staff of multi-
lingual analysts, is one of the keys
to Lazard's
approach.
	John and his team visit and
analyze the management and operations
of the
worthwhile candidates.  In purchasing
undervalued securities it's important
to
distinguish companies which will
improve their valuation from those
which are
likely to stay at low valuations.
John's goal is to find and invest in
companies
which are creating value.  Value
creation can come from improving
operations or
distribution channels, restructuring
management, acquisitions,
divestitures, or
exploiting new markets.
	Country and industry allocation
are the result of stock selection,
although John
manages the structure in order to
maintain a reasonable diversification.
Given his
preference for full and accurate
financial disclosure, John tends to
have only
minimal investments in emerging
markets.  Although it is improving,
financial
recording and accounting practices in
less developed countries are erratic.
As is
typical of a value-oriented investor,
John's portfolio turnover rate is also
relatively
low and tends to be in a range of 20%
to 30% annually.
	In order to further diversify
the portfolio from both a
capitalization and
investment style perspective, TMF
added a third sub-advisor, Mastholm,
in late
March 2000.  Ted Tyson and the
investment management team at Mastholm
utilize
a bottom-up all capitalization growth
style for investing in international
equities.
There are several underlying tenets
that Mastholm adheres to that lead to
this
approach: that the outlook for a
company is more predictable than a
country or
region, that companies with
accelerating earnings and revenues can
provide
superior returns, and that there is no
correlation between international
benchmarks and investment
opportunities.  Thus, Mastholm will
concentrate on
companies on a bottom-up basis, they
will continuously search for growing
companies or for where catalysts exist
to cause earnings acceleration, and
they will
deviate from the Europe, Australasia,
Far East Index ("EAFE") weightings and
invest in any size company outside the
U.S.
	Specifically, Mastholm's
approach is to perform fundamental
research on a daily
basis in order to identify attractive
company trends or catalysts.  This is
accomplished first by a daily
screening of industry and company
announcements
for positive company earnings releases
and other news on a company that might
impact current or future earnings.
Stories considered relevant, generally
about 50+
per day, are then summarized and
reviewed by the investment management
team.
Finally, about 5-10 companies per day
are selected from that list for more
detailed
analysis by the team.  Mastholm
believes that this approach allows
comprehensive
coverage of a wide universe while at
the same time allowing the managers to
focus on facts that they consider
material.
	The security analysis Mastholm
performs is designed to rapidly
prioritize
candidates.  The investment team will
visit with companies around the globe,
confer with industry analysts,
interview competitors, vendors, and
suppliers, and
compile a complete set of financial
reports in order to obtain as much
information
as possible.  Generally, the analysts
at Mastholm look upon quality and
clarity of
financial results, above-expectations
financial performance, a wide range of
analyst
expectations, attractive valuation,
and ample liquidity as favorable
characteristics.
	Mastholm will generally start
with a small (0.5% to 1.0%) investment
based upon their
fundamental analysis.  As their level
of conviction grows, through company
visits and additional
analysis, they will add to a position.
The portfolio typically holds from 70-
90 positions with no
more than 5% at cost in any one
company.  Mastholm will review a
position with the intent to sell
when the company's growth decelerates
(note that negative EPS growth will
trigger an automatic
sale), the catalysts have become fully
recognized and discounted by the
market, or a stronger
candidate emerges.  Additionally,
Mastholm monitors the technical
characteristics of its stocks (i.e.,
relative strength, etc.) and will
reassess their fundamental research if
the technicals breakdown.
Mastholm does not typically hedge its
currency exposure.  In extreme cases
of dollar/currency
disparity, Mastholm may employ hedges
for short time periods to limit
currency risk.

Some thoughts about currencies.
	One of the additional risks of
investing in foreign companies is the
risk that
foreign currency devaluations will
decrease the value of your investment
when
translated back to U.S. Dollars.  This
risk can also work in reverse and
increase the
value of your investment. Currency
movements are no less difficult to
predict than
the direction of interest rates; in
fact they are related.  One of the
benefits of
international investing is the
diversification benefit gained from
the difference in
return patterns (lower correlation of
returns) that foreign stock markets
have with
U.S. stocks.  Much of this
differentiation comes from currency
movements.  This is
a long way of saying that much of the
diversification benefit of
international
investing is a result of currency
fluctuations.
	For this reason, the portfolio
managers of the Fund do not, as a
policy, hedge
all foreign currency exposure in the
portfolio back to U.S. Dollars.  In
fact, all
three managers use currency hedges
sparingly.  Here's why: First, as
previously
mentioned, it is difficult to predict
currency movements, and none of the
managers
believe they can consistently add
value by timing currencies.  Secondly,
the
currency exposure of the portfolio is
not necessarily reflected in the
country
allocation.  Many of the companies in
the portfolio are global companies
that may
have assets in, and certainly derive
revenues from a variety of countries
in a
variety of currencies.  Hence,
determining the appropriate hedge
ratio would be
extremely difficult.  We and the
managers together believe that the
portfolio is
well diversified in currencies, and
would not benefit from a policy of
active
hedging or currency management.  That
said, there are periods when, if the
managers believe there is particular
risk of volatility in a certain
currency, they will
use forward foreign exchange contracts
to hedge all or a portion of the
currency
exposure.

The Year in Review
	The Managers International
Equity Fund returned -8.46% during
2000 while the
Morgan Stanley Capital International -
Europe Australasia Far East Index
(EAFE)
returned -14.2%.  The year 2000 was a
period of extreme volatility in the
international equity markets.  Shares
of technology, media, and telecom
("TMT")
companies, in a reversal of their
strong performance of prior years,
came crashing
down.  A slowing of global economic
growth and overcapacity in several
high
profile tech industries caused
investors to question the extremely
high valuations
that many of these stocks demanded.
The result was painful.  Tech and
telecom
stocks around the globe plunged by
nearly 40% during the year while media
stocks fell by 17%.  On the other
hand, while the devastation in these
glamorous
industries drew considerable
attention, several other sectors of
the capital markets
offered attractive returns.  Fixed
income securities benefited from both
the flight to
safety resulting from the volatility
in the global equity markets and the
reduced
inflation concerns stemming from the
slowing economies.  Even within the
equity
markets, not all was bad.  Several
sectors, including health care,
utilities, and
consumer staples, offered strong
returns as equity investors looked for
steadier,
more "defensive" companies whose
profitability would not be as
susceptible to the
slowing economy.  Energy companies
were able to post impressive earnings
despite the slowing economies in
response to the recent jump in energy
prices,
and their stocks fared well.
	Performance from a regional
perspective was also linked to how
connected the
local economies were to the slowdown
in demand for high-tech goods.  The
Japanese equity market, which rose
very strongly in 1999, fell in part
because of
its exposure to the slumping high-tech
markets, but also because investors
continued to doubt the country's
ability and willingness to correct its
financial
problems.  European equity markets
were roughly flat for the year in
local
currency terms.
	Currencies played a crucial, and
in most cases painful, role in
international
investing for dollar-based investors.
Capital, for the most part, continued
to target
the U.S. markets and their relatively
high rates of return.  Thus, the rise
in the
dollar versus the euro, yen, and
British pound resulted in further
declines in those
markets for a US dollar denominated
investor.  However, after a persistent
decline
since its launch in late 1998, the
euro made a sharp recovery toward the
end of
2000, as investors began to shift
their interest and capital to Europe.
	International Equity's absolute
performance was poor, due to declining
share
prices in general and compounded by
the strength of the U.S. Dollar.  On a
relative basis, however, the Fund
performed quite well, outperforming
EAFE by a
considerable margin.  This stemmed
from a combination of very strong
security
selection by the managers as well as
strong contributions from the value
components of the portfolio.  For the
most part, all three of the managers
held
relatively few of the most common TMT
names throughout 2000.  Lazard's
strict
value discipline meant that many of
those issues were too pricey for them
to
invest in, Scudder's thematic approach
had been focused more heavily on
corporate restructuring and consumer
activity, and Mastholm had found more
intriguing growth ideas in other
sectors as well as non-EAFE countries
and market
caps.  While none of the managers
invest from a country perspective, the
Fund
also benefited from being largely
underinvested in the Japanese stock
market.

Looking Forward
	The aggregate portfolio is
currently well diversified from both
country and
sector perspectives.  We asked each
portfolio manager to briefly describe
the
reasoning behind his portfolio, and
why he believes it is well positioned
to profit
in the current environment.

	With respect to the portion of
the Fund managed by Scudder, Willie
Holzer
made the following comments:  The
global economy is clearly in the midst
of a
difficult transition. The
misallocation of capital to all things
technology that drove
markets from late 1998 to early 2000
is rapidly unwinding.  But non-
technology
companies must still deal with the
legacy of technology - the auction
economy -
that is threatening returns on
capital.  The parallel legacy of the
sustained
economic boom is the high level of
company leverage, particularly in the
USA, that,
like equity markets themselves, peaked
sharply this year as, for example, the
manufacturers of telecommunications
and technology equipment provided
finance
to their customers in order to sustain
sales momentum.  Yet there is now
clear
evidence of a slowing of related
corporate and consumer spending.  We
must seek
to understand the lattice of financial
assets and liabilities between
corporations
and between corporations and banks.
The clear signals of stress in
corporate debt
markets sent by high borrowing spreads
and declining credit quality must have
further implications for equity
markets.
	On a more immediate note, the
slow down in US GDP growth is a clear
signal for
the relative attraction of Europe.
The weaker US$ will lower input prices
for
Europeans, and ease the interest rate
environment as inflationary pressures
abate.
Structural reform, including tax
reductions, is benefiting European
consumers,
who are confident and who do not
suffer the same exposure to the
reverse wealth
effect as their US counterparts.  The
portfolio, which is already well
exposed in
Europe, will seek to exploit further
these opportunities.  Finally,
although portfolio
exposure to the domestic economy in
Japan has been reduced, we must keep a
careful eye on opportunities there.
Returns on capital at Japanese
companies are
poised to recover from a very low
base, in stark contrast to the rest of
the world.
Political developments there hold the
key.

Portfolio Positioning
	Our global strategic framework
for more than two years has identified
intensifying
competition, and hence declining
returns on capital, driven by
technology and
global overcapacity as the background
to the auction economy.  This
environment
in turn has led us to focus on the
consumer's and corporations'
continuing
adoption of technology, on knowledge
based asset light virtual
corporations, on
consolidating asset heavy
corporations, and on the more secure
attributes of
companies with negotiated or naturally
monopolistic businesses.  This
framework
also leads us to be cautious in our
approach to traditional global legacy
companies
whose business model leaves them
caught between the attack on their
intellectual
capital launched by knowledge
corporations, and higher input prices
as heavy asset
companies consolidate and remove
capacity.  This also leads us to be
wary of
traditional distinctions between
growth and value.
	The thematic poles in the
portfolio are as follows. "Virtuality"
is a major theme
under which we invest in knowledge
corporations.  These display the
attributes of
exploiting intellectual capital, of
outsourcing their low value added
activities, and
the ability to grow rapidly while
producing positive cash flow.  In our
analysis of the
environment, corporations with these
attributes are the superior models for
wealth
creation.  Stock examples under this
theme are Arm Holdings, the specialist
UK chip
designer that has no manufacturing
activity, Swiss biotechnology company
Serono,
or Fujitsu, the Japanese IT company
that provides the infrastructure to
enable other
companies to become more virtual.
	On the other hand, our approach
to heavy asset companies is
encapsulated under
the theme the "Ultimate
Subcontractor".  These are companies
that cannot pass costs
on through outsourcing, and that, as
the stock market has been obsessed
with
technology, have been starved of
capital. Consolidation and capacity
reduction has
followed.  Yet, as capacity shortages
become apparent, renewed investment
will
yield production only after many years
delay.  The investment thesis is that,
in a
slowing global economy, these
companies display average downside
risk, but that, if
our views on shortages prove to be
correct, they display superior upside
characteristics.  Holdings under this
theme include Australian mining group
BHP,
major oil company Shell, UK industrial
gases company BOC and German
chemicals company BASF.
	We remain convinced of the
validity of this thesis.  The
portfolio, through our major
themes, will remain positioned between
these principal factors.  Positioning
will be
affected tactically by our
appreciation of the increasing
dominance of markets in
the auction economy.  Although the
Fed's aggressive interest rate cuts
(likely to
continue) will create confusion, the
brief but considerable excesses of
momentum
markets are now becoming a thing of
the past.  These factors will trigger
considerable changes in the
composition of benchmarks. Excess
returns will be
achieved by the ability to anticipate
rather than follow these changes.  We
are
highly confident that our discipline
will continue to anticipate
successfully these
changes as its very long-term track
record demonstrates, and that we will
do so with
our traditional focus on absolute
risk.

	With respect to the portion of
the Fund managed by Lazard, John
Reinsberg
made the following comments:  Lazard
continues to adhere to an investment
philosophy based on value creation
through bottom-up selection.  We focus
on
companies which are financially
productive yet inexpensively priced.
From the
valuation standpoint, we have
consistently been well positioned
relative to the
benchmark.  We will continue to seek
relative value opportunities among
companies with strong competitive
positions and the necessary strategic
vision.
Below are region and sector comments,
but it is important to note that
sector and
country allocations are an outgrowth
of this bottom-up discipline.
	Driven by our bottom-up analysis
we are overweight in Europe. We
believe that
investors will likely shift their
interest and capital to Europe where
valuations are
compelling, an equity culture is
forming and economic growth looks set
to outpace
the US for the first time in several
years.  Europe's economy has
relatively low
exposure to developments in the US and
therefore should be relatively
insulated
from a possible US slowdown.  Tax
reform in the Eurozone should have
positive
ramifications for many companies.  A
significant reduction in corporate tax
rates
is widely expected to improve
corporate profitability, while the
elimination of capital
gains tax on the sale of shares by
corporations will allow companies with
extensive
holdings, such as Hypovereinsbank, to
redeploy this capital to strengthen
their core
businesses or to return the capital to
shareholders.  Allianz was one of the
first to
take advantage of the changes by
selling half of its stake in Siemens
via a
convertible bond.  The introduction of
these initiatives clearly shows the
Eurozone's
commitment to competitiveness.
Lowering tax rates will allow more
vibrant capital
formation and will facilitate the
transition to the information economy.
	Evidence of a faltering Japanese
economy mounted as consumer confidence
and
household spending continued to fall.
Concerns about the economy and sharp
declines in the stock market revived
old questions about the Bank of
Japan's interest
rate policy.  We are underweight in
Japan, but despite macro
uncertainties, we are
finding investment opportunities among
restructuring companies.  Nissan, for
example, embarked on an aggressive
restructuring program led by CEO
Carlos
Ghosn from Renault, has already
delivered improved profitability.
Despite overall
credit deterioration, banks such as
Sakura and Mizuho are breaking down
keiretsu
walls to consolidate and are poised to
gain from both a declining interest
rate
environment and merger-related
synergies (i.e., risk asset reduction,
decreasing
level of normalized credit costs and
growth in loans).
	As we remain committed to
investing in companies that are
financially productive
yet inexpensively priced, we maintain
our underweight exposure to
technology, as
much of the sector remains relatively
expensive despite last year's decline.
We
believe that TMT sectors will remain
volatile in the short term.  However,
the true
enablers of new economy will
outperform the market in the long run.
For example,
Alcatel, which develops, produces and
distributes telecommunications
equipment
and cables and offers
telecommunications services, has
benefited from its leading
position in DSL business and
restructuring of both core and
peripheral activities.
We remain overweight financials. In
addition to compelling valuations,
European
banks are benefiting from tax reform
while Japanese banks are making
significant
changes to improve their financial
productivity.  We also continue to
favor
defensive stocks, such as Endesa or
National Grid, which are likely to
continue to
perform well as the pricing
environment and deregulation of energy
markets favor
the sector.

Examples of well-positioned stocks
Nissan - valuation, restructuring, new
management
	In May 1999, a 36.8% stake in
Nissan Motor was taken over by
Renault. Carlos
Ghosn, who gained the nickname "le
cost killer" while restructuring
Renault, moved
with a team from Renault to become the
new COO of Nissan and lead another
restructuring.  He introduced Nissan
Revival Plan, designed to capitalize
on
Nissan's international strengths and
to refocus on its key activities to
build a more
competitive and more profitable
company with a greater share of the
global
automobile market.
	A new product program was the
heart of the revenue and market share
part of the
plan.  Twenty two new products will be
released over the next three years and
will
be supported by a new clear brand
identity.  Improving cost
competitiveness was the
other leg to Nissan Revival Plan.  The
new global purchasing plan, which was
expected to reduce procurement costs
by 8% this fiscal year, is already
exceeding
expectations.  The reduction of the
company's selling, general and
administrative
costs is also well underway.  The
streamlining of the company's excess
capacity in
Japan already started.  Finally,
Nissan sold several non-core assets
and cross-
shareholdings to reduce its debt
burden and interest costs to free
capital for product
development.
     To support Nissan's new, global,
"one company" organization, Ghosn
implemented a new management
structure.  Regional management is
empowered
to focus on markets and profits, while
the global headquarters focuses on the
allocation of capital and the
coherence of the company's overall
strategy.  This
change will foster cross-functional
work and considerably raise the
quality and
speed of the company's decision-making
process.  Nissan is a clear example of
Japan's potential if companies are
willing to break with tradition to
aggressively
restructure.

Diageo - valuation, restructuring,
strong financial productivity
	Diageo was formed by a merger of
GrandMet and Guinness in 1997.  The
company's business operations are
conducted through its subsidiaries:
Guinness, a
brewer and marketer of Guinness stout
and other brands of beer, United
Distillers &
Vintners (UDV), a distiller and
marketer of branded spirits and wines
(Johnnie
Walker, Baileys, Jose Cuervo,
Smirnoff), Pillsbury, an international
food company
and Burger King, a fast food
restaurant chain with over 11,000
outlets worldwide.
	Former management made the
mistake of cutting advertising,
promotion and
marketing to try to improve earnings
through cost reduction but brand
strength
and organic growth suffered.  To
reverse this trend and improve
profitability,
Diageo made a strategic shift to focus
on its drinks business.  Recently,
Diageo
agreed to transfer its packaged food
business to General Mills in exchange
for a
stake in the larger combined food
company.  It also announced plans for
a partial
IPO of Burger King.  We expect that
exiting food businesses will improve
the quality
of earnings, the rate of growth, cash
generation and return on capital.
	The Seagram purchase is a low
risk acquisition that bolsters
Diageo's global market
leadership and reduces its
competitors' options.  Its increased
exposure to the US
market (43%) gives Diageo a dominant
market share in most US states and the
ability to rationalize the fragmented
wholesaler industry.  Trends in the
company's
spirits profits remain positive
(especially driven by growth in sales
of Smirnoff Ice).
We also believe that the transaction
will be accretive for shareholders as
it will
enhance growth, eliminate the excess
overhead in the businesses and achieve
production- and procurement-related
cost savings.

	With respect to the portion of
the Fund managed by Mastholm, Ted
Tyson made
the following comments:  Generally
speaking there is still, based on what
we've
seen of 2000 numbers and forecast
numbers for Japan, a fair number of
companies
exhibiting revenue and earnings
acceleration.  At the same time, of
course, the U.S.
is sharply slowing, Japan is about to
go into its fourth recession in ten
years, and
Europe is mixed-growth is slowing in
Germany, Italy, and the U.K. but
overall is
still expected to be north of 2.8% for
the European Community as a whole for
2001.
Not stellar, but certainly
comfortable.
	From the vantage point of our
approach, that leaves us with a bit of
a quandary.
The number of accelerating companies
is quite large, but the number of such
companies where the acceleration is
sustainable is larger or smaller
depending on
the macro outlook.
	We are proceeding fairly
cautiously, not because we know what
the ultimate
economic outcome is likely to be (we
don't), but because the risks seem
primarily on
the downside.  Based on (largely
European) corporate earnings to date
and
discussions with managements, it is
very clear that few companies feel
comfortable
projecting results much into the
future.  This has led us to emphasize
situations
where earnings growth is accelerating
and, in our view, relatively bullet
proof, over
candidates where recent historical
growth may be higher.
	The best examples of this would
be energy and pharmaceuticals (10% and
13% of
the portfolio, respectively).  The
general perception among investors is
that energy
prices are likely to decline over the
course of 2001.  The absolute
conviction among
energy companies and the International
Energy Agency (IEA) is that such a
belief is
wishful thinking, as supply begins a
multi-year process of declining below
world
demand for energy.  This will happen,
in my view, even if every possible
piece of oil-
producing equipment in the world is
utilized by mid-year-which, in itself,
is not
going to happen.  The marginal cost of
production that would get supply and
demand in balance by 2010 is north of
$28 per barrel.  Even at that level,
the bill
for increased exploration and
production would  be north of $500
Billion.
	The first geographic location of
chronic shortage is going to be in
Canadian natural
gas (7.5% of the portfolio).  U.S.
importation of gas, particularly by
electric utilities,
is running considerably ahead of the
ability of Canadian producers to
increase
supply.  The commissioning of newly
built generating capacity (even before
California initiates a rapid building
program) will intensify the situation.
At an
average of 3X cash flow (which is
growing at an accelerating rate) and
bank-like
balance sheets, Canadian natural gas
stocks are the most predictable growth
stories
on the planet.
	Best stock:  Talisman Energy.
Canadian oil & gas producer:  100%
involved in
upstream production, Talisman is
extremely well positioned in Canada
and the
U.K. North Sea to raise production
significantly over the coming years.
The
company is scheduled to invest $1.7
billion over the next several years in
increasing
production and exploration, which it
can easily fund out of cash flow, and
has
almost 8 barrels of oil (or the same
amount of gas) in reserves for each
share
outstanding.
	Pharmaceutical stocks are a much
trickier proposition here as they are
trading at a
significant premium to their
underlying markets.  In the rush to
become
"defensive", fund managers globally
added to pharmaceutical positions in
the 4th Q
of 2000 almost regardless of their
individual outlooks as stocks, and
conversely
dumped these positions without rhyme
or reason when the Fed cut rates in
early
January.  What you ended up with was a
sector that was generally overpriced,
but
with far less of a premium being paid
for the companies with the best
outlooks, both
for current growth and for implicit
growth in the pipeline of drugs under
development.  I expect that some of
the weaker players will be hit quite
sharply over
the next several quarters while a
handful of the "best of the best"
names continue to
outperform.  In other words, a dull
sector with a handful of stars.  The
companies
which are likely to see better than
20% growth per year over the next five
years
include Sanofi-Synthelabo, Novo-
Nordisk, QLT, Elan, Altana, Daiichi,
and Shire.
As a group, they trade at a bare
premium to the pharmaceutical sector
as a whole,
which is likely to be mired in sub-
standard growth for the next two
years.
	Best stock: Tough call.  I would
probably choose Daiichi, both because
its new drugs
(for Pancreatic cancer and the
treatment of tumors) have serious
blockbuster
potential and because the Japanese
pharmaceutical sector, bizarrely, is
trading at a
severe discount to the overall market
on calendar 2001 earnings.  This is
despite the
fact that overall corporate earnings
are estimated to be flat to down in
the period
whereas companies such as Daiichi will
have EPS growth in excess of 20%.
	We have seen good acceleration
and are comfortable with the
sustainability of
earnings in Europe in the areas of
food retailing, general retail,
electrical
components, and selected defense and
engineering companies.  The outlook
for
financials is mixed-we have to see how
the credit cycle evolves over the next
set of
earnings results.  We are underweight
TMT (15% against 25%) but less so than
in
the 4th quarter.  While remaining
outright bears on Telecom Equipment
and IT
Services, and on any PTT (telephone)
operator with heavy debt and 3G (third
generation) exposure, the outlook for
selected telecom operators and niche
software
companies remains decent and
valuations are back to something
approaching
sanity.
	Japan shows every sign of going
"room temperature" again.  Profit
growth has
stalled, nominal GNP growth suggests
that the economy is still subject to
deflationary pressures, the banking
system is once again reeling under new
bad
debts, and the governing LDP party has
just executed the main group of
reformers.
Additionally, the government is
paralyzed ahead of Upper House
elections
scheduled for July and seems to be at
a loss to come up with even the
traditionally
useless suggestions for economic
recovery.  If the U.S. really slows,
it is going to be a
difficult time for Japanese
capitalism.

Cumulative Total Return Performance
	International Equity's
cumulative total return is based on
the daily change in net
asset value (NAV), and assumes that
all distributions were reinvested.
The MSCI
EAFE Index ("EAFE") is compiled by
Morgan Stanley Capital International.
It
consists of over 1,000 large, publicly
traded stocks from 20 countries of
Europe,
Australia and the Far East.  The index
assumes reinvestment of dividends.
This
chart compares a hypothetical $10,000
investment made in International
Equity on
December 31, 1990, to a $10,000
investment made in the EAFE for the
same time
period.  Past performance is not
indicative of future results.
	The tables on page 35 display a
full breakdown of the sector and
country
allocation of the Fund as well as the
top ten positions as of December 31,
2000.




Average Annualized Total Returns
























One

Five

Ten





Year

Years

 Years

International Equity
-8.46%

10.42%

12.73%

MSCI EAFE Index
-14.17%

7.13%

8.24%




	Managers Emerging Markets Equity
Fund ("Emerging Markets Equity"),
managed by TMF since its inception in
February 1998, seeks long-term capital
appreciation through investment in
companies within countries considered
to be
emerging or developing by the World
Bank or the United Nations.  TMF
utilizes an
independent sub-advisor to manage the
assets of the portfolio.  Ken King of
Rexiter Capital Management Limited
("Rexiter"), hired at the Fund's
inception,
currently manages the entire
portfolio.

The Portfolio Manager
	Ken King's investment strategy
is to earn investment return and
manage
investment risk by analyzing and
actively managing country and industry
exposure
in the portfolio, and investing in
companies within the targeted country
and
industry ranges which demonstrate
strong but, most importantly,
profitable
earnings growth.
Country Allocation
	Through years of experience
analyzing and investing in emerging
markets, Ken
King has come to the belief that the
political, economic and financial
health of
countries within the emerging markets
is essential to the success of the
companies
domiciled within them.  In addition,
King believes that emerging markets
are
inefficient in the technical sense
that past behavior contains
information about
future behavior.  Individually, they
are highly volatile.  They regularly
and
predictably overshoot fair value and
then, in relatively short periods,
revert
towards the mean.  Market
capitalization weighted indices fail
to recognize this;
the markets that have risen most take
on a larger index weight just as it
becomes
increasingly likely that they will
underperform.  Poorly performing
markets will
have a reduced index weight just as
the chance of relative outperformance
increases.  Market capitalization
weighted indices thus encourage
managers to
chase markets and expose portfolios to
the risk of being "whipsawed."  This
reduces returns and increases
volatility.
	Because of this, Rexiter uses a
fixed-weight index to define its
neutral position.
Rexiter splits the markets into two
groups: Top tier are the twelve most
liquid
markets (countries) and bottom tier
are all other eligible markets.
Within each tier,
all markets are given an equal weight:
Top tier markets have a weight of 5.6%
so
that the neutral allocation in top
tier markets is 67% of the portfolio.
Bottom tier
markets have a weight of 2.6% and make
up 33% of the portfolio.
	The investment team at Rexiter
analyzes political, economic and
market factors
for each country and ranks them into
favorable, neutral and unfavorable
rankings
that determine the target allocations
within the portfolio.  A "favorable"
rating
means exposure to a country in the
portfolio should match the neutral
weight at a
minimum.  "Unfavorable" should match
the neutral weight only at a maximum.
A
"neutral" ranking implies a band which
ranges by 1%-2% on either side of the
fixed weight depending on the market's
tier.  Among the market factors that
Rexiter analyzes are the recent
performance of each country along with
an
assessment of the availability of
attractively valued stocks.
Stock Selection
	The portfolio managers at
Rexiter are great believers in stock
selection.  They
believe that the quality of company
research in the emerging markets is
poor.
Many companies in the emerging markets
have been very successful at
destroying
shareholder wealth.  Rexiter's
research centers on avoiding companies
that
generate "profitless growth."
	After screening the emerging
markets universe for minimum
capitalization and
liquidity parameters, the Rexiter
investment team analyzes roughly 300
companies
in detail.
	In order to identify companies
which can and will undergo profitable
growth,
Rexiter's research entails:
?	Studying published accounts and
accounting policies for the underlying
development of earnings;
?	Performing a "duPont Analysis"
of return on equity;
?	Analyzing the return on invested
capital and the economic value added;
and
?	Analyzing the cash flow, capital
spending and capital requirements of
each
company.
	The portfolio is thus
constructed from both a top-down and a
bottom-up
perspective.  It will typically have
40 to 60 stocks of companies
exhibiting
profitable growth, and will typically
be very diversified across emerging
market
countries.  Because of the fixed-
weight benchmark allocation method
described
above, the portfolio will typically be
underweighted relative to the
weightings of
the largest three or four emerging
countries in the capitalization-
weighted index.
The benchmark for the Fund is the
Morgan Stanley Capital International -
Emerging Markets Free Index ("EMF").

The Year in Review
	The Fund returned -26.69% in
2000, compared with the -30.61% return
for the
EMF.  It has been an extremely
volatile period for investors in the
emerging
markets.  In fact, the price swings in
many of these markets over the past
three
years have been dizzying.  In 1998,
capital fled from many of the emerging
nations
in response to and exacerbating the
financial crises that were popping up
almost
overnight.  With the exception of a
modest recovery in the fourth quarter
of that
year, many emerging equity markets
slumped during the year.  In 1999,
however,
things got much better.  The
surprising resiliency of the global
economic
expansion, considerable support from
the IMF, and renewed investor
confidence
resulted in very robust returns -
exceeding 90% in some emerging Asian
countries.
	In this past year, emerging
markets stocks proved again why
they're considered
among the riskiest of asset classes.
It seemed only yesterday that most
emerging
economies had put the crises of 1998
behind them and had begun to ride the
booming global economy to prosperity.
The year began as 1999 had left off,
with
very robust returns being driven
primarily by the technology and
telecom sectors.
In fact, emerging tech and telecom
stocks had risen another 15% by the
end of
March.  Then, however, things got
shaky.  Emerging stock markets fell in
conjunction with the dramatic declines
in the developed stock markets early
in the
second quarter.  The second and third
quarters ended up being the worst that
the
emerging markets had experienced since
the crisis of 1998.  Meanwhile, the
rise in
interest rates in the U.S. and other
developed nations along with evidence
of a
slowing U.S. economy was also damaging
the economic outlook for many
emerging nations.  Making matters
worse, investors began to avoid the
riskier asset
classes altogether, preferring more
stable earnings and income.  Capital
flows
again began to leave the riskier asset
classes (such as emerging markets
stocks)
and flowed into "safer" assets such as
bonds and "value stocks".  Finally,
the
emerging Asian economies were hit not
only by the slowdown in this sector so
vital to their economic well being,
but they also suffered as their
nearest and
biggest rading partner, Japan,
remained mired in its own economic
slump. Thus,
the emerging markets offered weak
returns with some Asian nations
declining by
40% or more.
	The Fund's performance reflects
this weakness.  However, the Fund was
able to
offer moderately better returns than
the EMF.  As we mentioned in last
year's
annual report, as 1999 drew to a close
Rexiter had begun to trim some
positions in
the best performing sectors and
countries.  This included a variety of
tech and
telecom holdings, such as PT Indosat
and Embratel, which had performed very
well the prior year.  This decision
added marginally to the Fund's
relative
performance during 2000 as those
sectors were among the worst
performers.  In
addition, the Ken King's fixed-weight
strategy also worked to his advantage
during
2000.  At the start of the year, the
manager was relatively underweighted
in Korea,
which had surged 80% in 1999, and in
Taiwan, up 50% in 1999.  As written
above,
Rexiter believes that the markets that
have risen most take on a larger index
weight just as it becomes increasingly
likely that they will underperform
while
poorly performing markets will have a
reduced index weight just as the
chance of
relative outperformance increases.
They thus held their weight in those
markets
right around 10% in the face of
surging asset prices, and were hurt
considerably
less during the sharp corrections of
40% or more that occurred in those
markets in
2000.

Going Forward
	Ken King of Rexiter offered the
following thoughts on portfolio
structure and
the market environment heading into
2001:  Markets around the world are
trying
to find some sort of equilibrium in
the face of uncertainties surrounding
the outlook
for the economy of the United States.
For the last few years the US consumer
has
been the engine pulling the world
along.  In the face of a near 5%
current account
deficit and a negative savings ratio
any blow to the confidence of those
consumers
could be extremely damaging.  On the
other hand, the Federal Reserve has
scope to
reduce interest rates since inflation
is still subdued and the newly elected
President
has promised massive tax cuts.  We are
"sitting on the fence" as to the
prognosis for
the US economy.  Our best bet is that
the current doubts are overdone; after
a sharp
slowdown in the first half the economy
will stabilize and bounce back as
lower
interest rates and tax cuts take
effect.  However, the chance of this
scenario being
wrong is large, and most of the risk
for a forecast growth rate of 2% is
probably on
the downside.
	The positions we are taking
within the portfolio reflect these
uncertainties.  We
are modestly underweight in technology
shares (as we have been for most of
the
year) and, overall, about neutral to
those markets which would be worst hit
by a
hard landing in the US.  In the face
of an uncertain global outlook we are
more
confident in our ability to add value
at the stock level than through
"macro" calls at
the country level.
	At the stock level opportunities
abound to buy into high quality
companies that
combine the key factors we are looking
for in any investment we make, namely:
good management, a sound product base
and a reasonable valuation.  To
illustrate
the point, here is a short review of
one of our most recent additions to
the portfolio:

Reunert.
	With a market capitalization of
under $400 million, Reunert is one of
the
smallest companies we invest in.  The
company acts as a distributor in South
Africa
for a number of multinational
companies such as Panasonic and
Siemens.  Not
exciting, but the visibility and
stability of the earning stream is
good.  The company
also has two businesses that carry
greater risks, but have much higher
growth
potential.  First, through joint
ventures with Siemens and Pirelli (for
Optic Fibres),
Reunert is a major supplier to the
telecoms industry in Africa.  Although
far behind
the developed world in terms of market
penetration these economies are all
making
a more efficient telecoms industry a
key priority - a trend which can only
benefit
an efficient local supplier.  Second
is a business which, paradoxically,
actually
benefited from the sanctions imposed
on South Africa during the apartheid
regime.
South Africa was the first country in
the world to introduce legislation
making the
use of residual current devices (the
gadget which prevents electric shocks)
compulsory in all industrial and
residential installations.  Due to
sanctions the
necessary technology was developed
domestically.  Reunert are dominant
suppliers
locally and are now beginning to take
advantage of cheap production costs, a
competitive currency position and (by
far the most important factor) a
market
leading product range.  Sales locally
are growing by 5-10%, but exports are
booming - from 14% of sales in 1999 to
20% last year and 25%+ this year.
	The price:  the company trades
on approximately 8x earnings and
yields over 6%.
It is growing at about 20% annually.
It also has cash equivalent to about
25% of its
market capitalization on its balance
sheet.  The management has said to us
that if
this cash is not used this year for
acquisitions then it will be returned
to
shareholders.  We believe them.
Either event should be a trigger for
the market to re-
evaluate the company.

Cumulative Total Return Performance
	Emerging Markets Equity's
cumulative total return is based on
the daily change
in net asset value (NAV), and assumes
that all distributions were
reinvested.  The
MSCI EMF Index ("EMF") is compiled by
Morgan Stanley Capital International
("MSCI").  It is a market
capitalization-weighting index
covering over 1,000 stocks
in 25 emerging nations in the Asia/Far
East, South American, Eastern European
and African regions.  MSCI designates
nations based upon several factors,
most
importantly per capita GDP.  In cases
where restrictions on foreign
investment
exist the EMF index limits its
coverage to the opportunity set
generally available to
foreign investors.  This chart
compares a hypothetical $10,000
investment made in
Emerging Markets Equity on February 9,
1998, to a $10,000 investment made in
the
EMF for the same time period.  Past
performance is not indicative of
future results.
	The tables on page 35 display a
full breakdown of the sector and
country
allocation of the Fund as well as the
top ten positions as of December 31,
2000.





Average Annualized Total Returns
























One



Since

Emerging



Year



Inception

Markets Equity


-26.69%



2.65%

MSCI EMF Index


-30.61%

#DIV/0!

-4.51%



	Managers Bond Fund ("Bond")
seeks current income by investing in
fixed-
income securities.  The Fund is
currently managed by Daniel Fuss of
Loomis,
Sayles & Co. L.P. ("Loomis"), who has
been managing a portion of the Fund
since
its inception in 1984.  Prior to April
1993, the Fund utilized a dual
investment
manager structure.

The Portfolio Manager
	Dan Fuss is a contrarian bond
investor who focuses on individual
issues that
will provide the highest return over
long periods of time.  Dan and his
team of
credit analysts at Loomis research
debt offerings in the same way equity
analysts
research stocks, looking for
undervalued bonds where they see a
yield premium,
the potential for price appreciation,
or both.  They analyze the company's
financial
condition in detail, as well as the
terms of specific bond offerings.
Price
appreciation can come from a variety
of catalysts including improving
company
fundamentals, which would lead to
credit upgrades, changing market
supply and
demand forces, and improving sector or
economic trends.
	Given the typical shape of the
yield curve, longer-term bonds
generally yield
more than shorter-term bonds, and Dan
is willing to take the added interest
rate
risk in order to gain higher yields.
In addition, price improvements as a
result of
credit upgrades are more meaningful
for longer-term bonds, thus Dan's
portfolios
tend to be relatively long in
duration*.  In order to mitigate some
of the interest
rate risk, Dan structures his
portfolio with counter cyclical
elements.  In doing so,
Dan will utilize convertible bonds,
municipal bonds, preferred stocks,
foreign
corporate and government bonds, in
addition to the domestic corporate
bonds
which make up the majority of the
portfolio.  In addition, Dan seeks
bonds with
call protection, either through the
terms of the bond structure or through
deep
price discounts relative to the call
price.

The Year in Review
	The Fund provided a total return
of 9.44%, compared with the return of
11.86%
for the Lehman Brothers
Government/Credit Bond Index ("LB
G/C").  Longer-term
Treasury yields fell sharply as the
year 2000 began, dropping below the
6.0% for
the first time since May 1999.  Much
of this decline was attributed to
expectations
of a dwindling supply because of
Treasury buybacks as well as increased
demand
as heightened volatility in the equity
market prompted a "flight to safety."
Still,
spread product, particularly corporate
credits, sharply underperformed
Treasuries.
Many pundits at the time seemed to
feel that such relatively poor
performance was
more a function of the technicals
favoring Governments than any
fundamental
concerns with regard to corporate
health.  The second quarter began as
an
ominous one for bond investors.  The
economy was showing no signs of
slowing
while inflation was clearly becoming
more than just a "commodities" issue.
Treasury yields rose across the whole
curve early in the second quarter,
although
technical factors again favored the
longer end resulting in even more
inversion.
About midway through the quarter,
investors began to gain confidence
that the
Fed's diligence (including an
aggressive rate hike of 50 basis
points (bps) in May)
would engineer a much-needed soft
landing for the U.S. economy.  As the
risk of
inflation and further Fed rate hikes
diminished, bonds rallied, offering
their best
returns in years.
	The rally continued into the
third and fourth quarters, this time
driven by
mounting evidence of a slowing U.S.
and global economy.  In addition,
spread
product enjoyed a brief rally relative
to Treasuries during the third
quarter.  As the
year came to a close, the combination
of slowing global economic growth and
increased volatility in the stock
markets resulted in a drop in interest
rates to their
lowest levels in nearly two years.
Investors shifted their focus back to
the
Treasury market, however, fearing the
credit risks associated with buying
corporate bonds in a slowing economy.
Such fears were not unfounded as
default
rates had indeed increased, especially
in the telecom and technology sectors.
For
the year as a whole, some estimated
that many spread sectors posted their
worst
relative performances to treasuries in
the last decade.
	Given the Fund's long-term
investment horizon and Dan Fuss's
penchant for
premium yielding bonds, this year's
performance, although moderately
behind the
benchmark's, was well within
expectations.  The Fund's relatively
long duration
helped considerably in a period of
generally declining interest rates.
It's focus on
the corporate sector, particularly
several industrial/technology issues
and a handful
of California utility preferreds,
proved less helpful.

Looking Ahead
	The Bond Fund's outlook and
allocations changed only slightly
during 2000.
Loomis currently believes that the
bonds held by the Fund are
attractively valued
and also expects liquidity to continue
to improve.  The Fund continues to
hold
more than 50% of its assets in
domestic corporate bonds with a heavy
emphasis
on long duration and call protection.
In addition the portfolio is 21%
invested in
foreign bonds.  Many of the foreign
bonds in the portfolio are "Yankee"
bonds
meaning that the issuers are foreign
but that they are denominated in U.S.
Dollars
and traded in the U.S.  These bonds
are providing extremely good yields
and offer
some economic diversification.  The
primary risks to these bonds are
liquidity,
which manifests itself in price
volatility, and credit, on which Dan
Fuss and the
analysts at Loomis constantly focus.
	As of year-end, the average
maturity of the portfolio was 16.8
years, and the
duration was 9.0 years.  For
comparison, the Lehman Brothers
Government/
Corporate Bond Index has an average
maturity and duration of 9.7 years and
5.5
years, respectively.  The yield to
maturity of the portfolio has expanded
to 10.4%,
while the yield to maturity of the
index dropped during the year to 6.2%.
At year-
end, the annualized 30-day SEC yield
on the Fund was 7.39%.
*	Duration is the weighted average
time (typically quoted in years) to
the
receipt of cash flows (principal +
interest) for a bond or portfolio.  It
is used
to evaluate the interest rate
sensitivity of a bond or portfolio.
The longer the
duration, the more sensitive the price
of the bond is to movements in
interest rates.

Cumulative Total Return Performance
	Bond's cumulative total return
is based on the daily change in net
asset value
(NAV), and assumes that all
distributions were reinvested.  The
Lehman Brothers
Government/Corporate Bond Index is
comprised of 4,688 government
securities
and investment grade corporate
securities.  The index assumes
reinvestment of all
income.  This chart compares a
hypothetical $10,000 investment made
in Bond on
December 31, 1990 to a $10,000
investment made in the Lehman Brothers
Government/Corporate Bond Index for
the same time period.  Past
performance is
not indicative of future results.





Average Annualized Total Returns
























One

Five

Ten





Year

Years

 Years

Bond Fund


9.44%

6.32%

8.99%

Lehman Brothers








 Govt/Credit


11.86%

6.24%

8.01%


	Managers Global Bond Fund
("Global Bond") seeks both income and
capital
appreciation by investing in domestic
and foreign fixed-income securities.
TMF
has utilized a single independent sub-
advisor, Olaf Rogge of Rogge Global
Partners ("Rogge"), to manage the
portfolio since the Fund's inception
in 1994.

The Portfolio Manager
	Olaf's investment strategy
begins with an assessment of each
country's economic
outlook and currency strength.  His
investment philosophy is that healthy
countries with sound finances produce
the highest bond and currency returns.
In
analyzing the financial health of a
country, Olaf and the investment team
at Rogge
evaluate the fiscal policy, savings
rates and money growth in each country
along
with assessing the credibility of the
monetary authorities in each country.
In
addition to making country allocation
decisions, Rogge analyzes the yield
curve
and expected interest rate movements
within each economy to determine how
to
position the portfolio from a
duration* and maturity perspective.
At the same time,
Rogge recognizes that short-term
volatility in the currency market can
significantly
impact portfolio performance.  Thus,
Rogge will sometimes hedge (usually
toward
an index-like exposure) when he
expects such short-term currency
swings to go
against the expected trend for that
country's bond market.  His portfolio
consists
primarily of highly liquid government
issues of developed market countries,
with
no more than 10% in AAA-rated
corporate bonds.

The Year in Review
	The Fund returned -1.62% during
the year 2000, compared with 1.59% for
the
Salomon Brothers World Government Bond
Index ("SBWGBI").  The meager
returns from global bonds in general,
and this portfolio specifically, were
more a
result of the impact of currencies
rather than poor returns from bonds
themselves.
In fact, in local currencies, the
SBWGBI returned a healthy 7.73%.
	As the year began, tightening of
short-term rates by several central
banks and
increased demand for "safer"
government bonds stemming from
increased
volatility in the equity markets
resulted in modest local currency
returns for most
developed nations.  Emerging market
debt also offered substantial returns
in
response to the economic turnaround
that was evident in several of those
countries.  In the second and third
quarters, uncertainty about inflation
in light of
strong economies and rising commodity
prices kept most central banks on a
tightening bias.  Even Japan suggested
that its policy of zero short-term
rates might
be nearing an end.  Longer-term
interest rates were thus little
changed in the
quarter, and fixed-income securities
offered very little return.  Emerging
market
debt offered essentially no return in
the quarter, with Latin debt
outperforming
non-Latin debt.  Emerging Asian debt
was particularly affected by the rise
in U.S.
interest rates and indications of a
slowing global economy.  Finally,
international
bonds ended up being one of the most
attractive asset classes for U.S.
investors in
the fourth quarter.  Clear evidence of
a slowing global economy and a flight
to the
safety of government bonds resulting
from the volatility in many equity
markets
caused a sharp drop in interest rates
in most developed nations.
	For U.S. dollar-base investors,
the strength of the dollar and the
impact of
currency fluctuations on performance
over the past year were the key
determinants of portfolio performance.
For the year as a whole, the euro fell
by
over 6% versus the dollar, the U.K.
pound fell by over 7%, and the
Japanese yen
fell by more than 10%.  Thus, although
longer-term interest rates declined
modestly for most developed nations,
only a handful of countries offered
U.S.
dollar-returns in excess of 1% for the
year.
	The Fund's performance during
the past year likewise was largely
driven by
currencies, in particular a
significant bet on the debt and
currency of the euro
countries.  For most of the past two
years, Rogge carried a significant
overweight
in euro compared with the SBWGBI, even
holding up to half of the Fund's
assets
in that currency for several quarters.
From the inception of the euro in
January
1999 until the start of the third
quarter, the euro depreciated by 25%
versus the
U.S. dollar.  Clearly this had the
largest impact on performance of any
other
decision that Rogge made during this
period.  Even in hindsight, their
reasons for
adopting this overweight would not
seem terribly misguided.  The
fundamentals
for many of the euro countries were
very strong.  Many of them had
improved
their economies through restructuring
and deregulation while others were in
the
early stages of entering into the IT
revolution.  Meanwhile, the European
Central
Bank (ECB) was showing early signs of
being a strong monetary authority.
Despite these factors, the European
economies paled in comparison to the
surging
U.S. economy, and the ensuing flight
of capital toward dollar-based assets
drove
the euro lower.  Throughout this,
Rogge maintained its bet in the
expectation that
the pace of the U.S. expansion was
unsustainable and that it would peak,
or at
least slow, at some point.  It took
much longer than Rogge had
anticipated, and
the Fund's relatively poor performance
during the first three quarters of
2000
reflects this.
	In the fourth quarter of 2000,
the euro finally rebounded, or perhaps
it's fair to
say that the dollar fell.  Again, this
currency move was the most significant
reason
for the relatively good performance of
the Fund, just as it had dominated the
relatively bad performance of earlier
quarters.

Looking Ahead
	We asked the manager to
summarize the reasoning for his
current portfolio as
we progress into 2001.  Olaf responded
by providing his Firm's view on
various
regions and sectors of the global bond
market:

US
	US economic data continue to
point to a significant downturn for
the first half of
2001.  Consumer confidence and
manufacturing rates have each recently
fallen at
rates not seen since the recession of
the early 1990's.  While there are
differences of
opinion as to whether this will
actually lead to a recession, there
seems to be an
uncomfortably large consensus among
market participants that Greenspan's
rate
cuts will successfully engineer a
quick V-shaped recovery.  Since the
market has
completely discounted such a recovery,
if confidence later erodes, $US
denominated
assets may be in for a rough ride.  In
light of this potential downside as
well as long-
term fundamental concerns (i.e.,
record private borrowings, lack of
savings, record
balance of payments deficit &
potential fiscal deterioration) we
have limited our US
bond exposure to an index-like
weighting.  We have, however,
maintained a
slightly longer duration profile, and
are therefore 0.4 years overweight on
a
weighted duration basis.

Europe
	We currently find the core
European bond markets, (particularly
Germany and
Netherlands) the most attractive major
markets for investment.  Economic
growth
prospects appear strong, supported by
Euro-area tax cuts worth around _% of
GDP
in the pipeline for this year.  In
addition, government deficits continue
to fall, the
external position remains strong, and
the trends toward restructuring and
deregulation remain in place.
Further, as the economic growth gap
with the US has
disappeared, the outflow of capital
from Euroland to the US has fallen
substantially
which in turn has increased confidence
in the euro.  Our portfolio currently
has a
17% overweight position in Euroland
bonds.  At 6.6 years, our duration
position in
these bonds is approximately 1.5 years
longer than that of the Euroland
index.  In
keeping with our preference for
Euroland assets, we now have a 9%
overweight
position in the euro versus the
benchmark.

Japan
	We continue to find Japanese
bonds the least attractive among the
major global
bond markets.  Despite large-scale
government borrowing designed to
stimulate the
economy, sustained economic recovery
remains elusive.  Unemployment remains
near post-war records highs and
consumer confidence (and therefore
spending)
remains weak.  Given the expanding
debt levels (at a time when other
governments
are reducing their outstanding debt),
Japan's looming pension demands (which
are
significantly worse than those in
Europe or the US which have younger
populations)
and the relatively unattractive real
yields, we see little value in JGB's
and remain
substantially underweighted in the
portfolio.  In terms of our currency
position, we
are currently 8% underweight the yen
versus the benchmark in accordance
with
our long-term fundamental view.

Non-Government Issues
	In terms of our allocation to
non-government issues, our strategy
remains the same,
i.e., buy high-grade defensive
corporates and try to be opportunistic
on new issues.
As mentioned previously, the market
has already discounted a strong US
recovery in
the second half of this year, and
therefore all the credits that blew
out toward the
end of last year are doing very well.
Spreads have tightened, especially in
the auto
and telecom sectors.  However, since
we are uncertain of the timing and
duration
of a US recovery, we remain cautious.
We have added to existing positions
such as
Unilever, which should benefit from a
tightening, but should not blow out in
a
crisis.  The overall allocation to
non-government issues remains fairly
modest at
5.4%.

Emerging Markets
	The emerging bond markets have
done well so far this year and might
improve
further, but we currently have no
exposure to them in the portfolio and
have no
strong impulse to buy just yet.  These
markets are trading the view of lower
interest
rates (the Greenspan put) not the
economic causes of those lower
interest rates.
They are therefore rallying on a false
premise that could end in tears.  Soft
economic numbers are the market
expectation so only a collapse in some
key data
series and/or prolonged weakness
constitute new information.

* Duration is the weighted average
time (typically quoted in years) to
the
receipt of cash flows (principal +
interest) for a bond or portfolio.  It
is used
to evaluate the interest rate
sensitivity of a bond or portfolio.
The longer the
duration, the more sensitive the price
of the bond is to movements in
interest
rates.

Cumulative Total Return Performance
	Global Bond's cumulative total
return is based on the daily change in
net asset
value (NAV), and assumes that all
distributions were reinvested.  The
Salomon
Brothers World Government Bond Index
is priced in U.S. dollars, and
includes 14
international government bond markets.
The index assumes reinvestment of all
dividends.  This chart compares a
hypothetical $10,000 investment made
in Global
Bond at its inception on March 25,
1994, to a $10,000 investment made in
the
Salomon Brothers World Government Bond
Index for the same time period.  Past
performace is not indicative of future
results.




Average Annualized Total Returns




One

Five

Since





Year

Years

Inception

Global Bond


-1.62%

2.01%

3.90%

Salomon World








 Govt Bond (USD)


1.59%

3.10%

5.32%



	Managers Short and Intermediate
Bond Fund ("Short and Intermediate
Bond"), managed by TMF since its
inception in 1984, seeks high current
income
by investing in fixed-income
securities while maintaining an
average portfolio
maturity between one and five years.
TMF currently utilizes a single
independent
sub-advisor, Howard Rubin of Standish,
Ayer & Wood, Inc. ("Standish"), who
has
managed a portion of the portfolio
since August 1991, and the entire
portfolio
since December 1995.

The Portfolio Manager
	Howard Rubin's investment
philosophy involves constructing a
portfolio using
active sector positioning and credit
analysis.  Howard does not attempt to
forecast
interest rates or make shifts in
duration* in an attempt to add value,
rather, he
manages the portfolio's duration to
within 85% and 115% of the Fund's
benchmark, which is the Merrill Lynch
1-4.99 Year Government/Corporate Index
(ML 1-5 yr G/C).  Howard typically
constructs a diverse portfolio, using
investment
grade bonds including bonds from a
variety of corporate sectors, asset-
backed
securities, private and government
agency mortgage-backed securities,
Treasury
securities and a small portion of
foreign corporate and government
bonds.

The Year in Review
	The Fund returned 7.40% in 2000
compared with a return of 8.88% for
the
Merrill Lynch 1-5 year
Government/Corporate Index (ML 1-5
G/C).  The year
began quietly for the US
short/intermediate bond market.  While
rates at the
longer end of the maturity curve fell
to their lowest levels in years due
mostly to
technical supply/demand issues, short-
and mid-term rates ranged from
unchanged
to slightly higher.  Meanwhile, spread
product, particularly corporate
credits,
sharply underperformed Treasuries
during the first quarter.  Many
pundits at the
time seemed to feel that such
relatively poor performance was more a
function of
the technicals favoring Governments
than any fundamental concerns with
regard
to corporate health.  The second
quarter began as an ominous one for
bond
investors.  The economy showed no
signs of slowing while inflation was
clearly
becoming more than just a
"commodities" issue.  Treasury yields
rose across the
whole maturity spectrum early in the
quarter, although technical factors
continued
to favor the longer end and the yield
curve became even more inverted.
	About midway through the second
quarter, investors began to gain
confidence
that the Fed's diligence (including an
aggressive 50 basis point rate hike in
May)
would engineer a much-needed soft
landing for the U.S. economy.  As the
risk of
inflation and further Fed rate hikes
diminished, bonds rallied in June,
offering their
best monthly returns in almost two
years.  Within the short-intermediate
maturity
range for investment grade debt,
government bonds outperformed most
corporate
sectors during the second quarter.
One exception was that energy credits
outperformed government issues due to
continued optimism for oil prices.
Mortgage-related Agency notes
struggled early in the second quarter
as their
government-sponsored status was called
into question.  As these fears
settled,
however, these notes offered strong
returns in June.  For the second
quarter,
Agencies performed roughly in line
with Governments.
	During the third quarter, the
U.S. fixed income market in general
enjoyed one of
its best quarters in years as bond
returns outpaced returns from many of
the U.S.
equity markets.  Interest rates were
generally lower, particularly in the
2-10 year
section of the yield curve.  The
decline in yields was a result of
mounting
evidence that a slowing economy would
reduce the threat of measurable
inflation
and lessen the need for additional
rate hikes by the Fed.  Besides the
dip in rates
in the third quarter, spread product
also enjoyed very robust, albeit
short-lived,
performance.  Within the ML 1-5 G/C,
all other sectors outperformed the
return for
Treasuries.  In the fourth quarter,
the combination of slowing global
economic
growth and increased volatility in the
stock markets resulted in a drop in
interest
rates to their lowest levels in nearly
two years.  Investors switched back to
the
Treasury market, however, fearing the
credit risks associated with buying
corporate bonds in a slowing economy.
Such fears were not unfounded as
default
rates increased, especially in the
telecom and technology sectors.
Within the ML
1-5 G/C, only a few credit sectors,
such as consumer noncyclicals and
energy,
were able to slightly outperform
Treasuries during the final quarter of
the year.
	The Fund's slight
underpeformance during the year 2000
stemmed primarily
from its allocation to spread product.
Throughout the year, Standish invested
two-
thirds of the portfolio in corporate
credits, while maintaining a
relatively minor
weighting in Treasury and (non-MBS)
Agency notes.  As mentioned above,
Treasuries sharply outperformed
virtually all spread sectors in 2000
and thus this
"allocation" decision detracted from
performance.  On the other hand, the
Fund's
performance before expenses was
roughly in line with the performance
of the ML
1-5 G/C, implying that Standish
actually did a fairly good job of
security selection.

Looking Ahead
	At year-end, the Fund had 71% of
its assets invested in corporate
bonds, 9% in
mortgage-backed securities, and 20% in
U.S. Treasury and Agency debt.  The
Fund's duration at year-end was 2.3
years, the same as the benchmark.  The
portfolio's average yield to maturity
was 5.8% and its 30-day SEC yield was
5.9%.
Howard Rubin of Standish provided the
following explanation of and outlook
for
the portfolio's structure heading into
2001:

	Standish employs a relative
value, fundamental approach to active
portfolio
management.  This means credit
research drives the investment process
which includes
sector rotation and security
selection.  As such, the over-riding
themes that we have
incorporated into this portfolio
include the following:
?	The portfolio will continue to
emphasize stable to improving quality
corporate bonds
(40-50% target).  We believe this
sector is currently very attractive on
a risk-adjusted
basis and is therefore positioned at
the wider end of our corporate bond
target range.
With the Fed aggressively easing
monetary policy and the yield curve
steepening to a
more traditional shape, we expect
corporate bonds to perform
particularly well relative
to U.S. Treasuries.
?	Sub-sectors and issuers that we
currently favor include: super-
regional banks (Mellon),
tele-communications (Deutsche
Telephone), utilities (Texas
Utilities), and defense
(Lockheed).

	Sub-sectors and issuers that we
targeted to under-weight include:
retail, airlines,
homebuilding, chemicals and consumer
finance.
?	The asset-backed sector is also
a staple sector to this portfolio (20-
25% target).  The ABS
structures we buy are typically AAA
rated with excellent liquidity and
strong collateral
performance.  We expect the decreasing
supply of Treasuries to be a catalyst
for asset-
backed securities to become
increasingly attractive into 2001.
However, in light of
slowing economic activity along with a
potentially weakening consumer balance
sheet,
we are focusing on higher quality auto
and credit card structures.  For the
asset backed
sector, subordinated tranches and sub-
prime issuers are currently being
avoided.
?	Government agencies are also an
attractive sector (10-20%).  Agency
spreads have been
at historically attractive levels
allowing us to opportunistically add
to this sector.
?	Standish does not make large
portfolio duration adjustments.  In
fact, we believe that
such an approach adds to portfolio
volatility along with the potential
for unsatisfactory
performance results.  Instead, we rely
on the strength of our research
capabilities to
select attractive securities.
Standish targets portfolio duration to
+/- 15% to that of the
ML 1-5 G/C.

* Duration is the weighted average
time (typically quoted in years) to
the
receipt of cash flows (principle +
interest) for a bond or portfolio.  It
is
used to evaluate the interest rate
sensitivity of a bond or portfolio.
The
longer the duration, the more
sensitive the price of the bond is to
movements in interest rates.

Cumulative Total Return Performance
	Short and Intermediate Bond's
cumulative total return is based on
the daily
change in net asset value (NAV), and
assumes that all distributions were
reinvested.  The ML 1-5 G/C consists
of over 1,800 government and
investment
grade corporate bonds with maturities
between one and five years.  The index
assumes reinvestment of dividends.
This chart compares a hypothetical
$10,000
investment made in Short and
Intermediate Bond on December 31,
1990, to a
$10,000 investment made in the ML 1-5
G/C for the same time period.  Past
performance is not indicative of
future results.





Average Annualized Total Returns




One

Five

Ten

Short & Intermediate Bond



Year

Years

 Years

 Intermediate Bond


7.40%

4.98%

6.30%

ML 1-5 G/C


8.88%

6.08%

6.92%





Managers Income Equity Fund

GN20

Top Ten Holdings


 Industry Weightings



% Fund







Freddie Mac*
4.2%

Financials
24.9%
7

Citigroup, Inc.
3.7


Consumer Discretionary
21.5

8

American Home Products Corp.*
3.5


Industrials
15.9

9

Honeywell International, Inc.
2.8


Energy
11.0

10

Electronic Data Systems Corp.
2.6


Health Care
7.4

11

Gannett Co., Inc.
2.4


Information Technology
6.1

12

Kerr Mcgee Corp.
2.2


Utilities
5.0

13

Baker Hughes, Inc.
2.2


Telecommunication Services
3.4

14

Pitney Bowes, Inc.
2.2


Materials
3.0

15

Jones Apparel Group, Inc.
2.2


Consumer Staples
1.0

16





Other
0.8












Managers Capital Appreciation Fund

GN00

Top Ten Holdings


 Industry Weightings



% Fund







Applied Micro Circuits Corp.
3.0%

Information Technology
29.4%
7

King Pharmaceuticals, Inc.
2.2


Health Care
24.4

8

Teva Pharmaceutical Ind., Ltd.,
Sponsored ADR
2.0


Consumer Discretionary
16.1

9

i2 Technologies, Inc.
1.9


Financials
11.3

10

Goldman Sachs Group, Inc., The
1.9


Consumer Staples
6.3

11

Calpine Corp.
1.9


Utilities
4.6

12

Macrovision Corp.
1.8


Industrials
4.1

13

Amgen, Inc.
1.8


Telecommunication Services
1.4

14

Costco Wholesale Corp.
1.8


Other
2.4

15

Wal-Mart Stores, Inc.
1.8





16










Managers Small Company Fund
GNSC

Top Ten Holdings


 Industry Weightings



% Fund







Evergreen Resources, Inc.
2.9%

Health Care
26.6%
7

Amsurg Corp., Class A
2.2


Information Technology
25.1

8

Waste Connections, Inc.
2.0


Industrials
13.5

9

Advantage Learning Systems, Inc.
2.0


Energy
12.7

10

AmeriCredit Corp.
1.9


Consumer Discretionary
5.4

11

Edison Schools, Inc.
1.8


Financials
2.6

12

DIANON Systems, Inc.
1.8


Materials
1.2

13

Maverick Tube Corp.
1.8


Consumer Staples
0.9

14

Advance Paradiam, Inc.
1.7


Other
12.0

15

Acxiom Corp.
1.7





16










*Top Ten Holding at December 31, 1999








Managers Special Equity Fund

GN10

Top Ten Holdings


 Industry Weightings



% Fund







Anaren Microwave, Inc.
1.5%

Information Technology
25.3%
7

Emmis Broadcasting Corp., Class A*
1.5


Industrials
20.0

8

SmartForce PLC, Sponsored ADR
1.4


Consumer Discretionary
15.4

9

IMS Health, Inc.
1.3


Health Care
12.7

10

HEALTHSOUTH Corp.
1.2


Financials
9.4

11

Alpha Industries, Inc.*
1.1


Energy
2.9

12

Critical Path, Inc.
0.9


Telecommunication Services
2.9

13

Oxford Health Plans, Inc.
0.9


Consumer Staples
1.3

14

C&D Technologies, Inc.
0.9


Utilities
0.6

15

International Speedway Corp.
0.9


Materials
0.3

16





Other
9.2





















Managers International Equity Fund

GN30

Top Ten Holdings


 Industry Weightings



% Fund







Suez Lyonnaise des Eaux
2.1%

Financials
19.3%
7

Akzo Nobel NV
2.0


Consumer Discretionary
11.8

8

Talisman Energy Inc.
1.7


Materials
11.8

9

GlaxoSmithKline PLC
1.5


Industrials
10.4

10

Royal & Sun Alliance Insurance Group
PLC
1.5


Health Care
9.2

11

Nippon Telegraph & Telephone Corp. *
1.4


Telecommunication Services
8.2

12

Vivendi Universal
1.3


Energy
7.5

13

Veba AG
1.3


Utilities
7.0

14

Jenoptik AG
1.3


Consumer Staples
6.9

15

Altana AG
1.2


Information Technology
4.5

16





Other
3.4












Managers Emerging Markets Equity Fund

GN64

Top Ten Holdings


 Industry Weightings



% Fund







Akbank TAS
3.3%

Financials
20.9%
7

Pliva d.d., registered shares GDR
3.1


Telecommunication Services
16.3

8

Barlow, Ltd.
3.1


Industrials
15.4

9

Huaneng Power International, Inc.
3.0


Materials
11.8

10

H&CB ADR
3.0


Consumer Discretionary
11.7

11

Hindalco Industries, Ltd., Sponsored
GDR
2.9


Information Technology
10.4

12

KGHM Polska Miedz SA
2.8


Consumer Staples
7.0

13

Mavesa SA
2.8


Energy
5.4

14

Uniao de Bancos Brasileiros SA,
(Unibanco), Sponsored GDR*
2.6


Other
1.1

15

Telefonos de Mexico SA, Sponsored ADR
2.5





16










*Top Ten Holding at December 31, 1999










Country
Scudder
Kemper
Lazard

Managers
International
Equity Fund*

 MSCI
EAFE
Index

Country

Managers
Emerging
Markets
Equity
Fund*

 MSCI
EMF
Index

United Kingdom
#N/A
#N/A


20.8%



21.3%

Brazil


11.7%



11.3%
12/31/00
Japan
18.8%
18.9%


16.8




22.6


Mexico


10.5




10.2


France
8.8%
13.6%


11.1




11.6


Hong Kong


9.4




0.0


Germany
16.1%
7.4%


10.4




8.8


South Korea


9.0




9.9


Netherlands
0.0%
10.2%


6.9




5.7


Taiwan


8.1




12.6


Canada
7.6%
0.0%


6.5




0.0


South Africa


7.5




10.4


Italy
1.0%
3.4%


4.0




4.8


Turkey


6.0




3.0


Switzerland
#N/A
#N/A


3.6




7.2


Poland


4.6




1.6


Australia




2.6




2.7


India


4.5




8.0


Hong Kong
2.2%
0.0%


2.2




2.1


Hungary


4.2




1.0


Sweden
#N/A
#N/A


2.1




2.7


Russia


3.3




2.1


Singapore
#N/A
#N/A


1.5




1.0


Croatia


3.0




0.0


South Africa
#N/A
#N/A


1.5




0.0


Malaysia


3.0




0.0


South Korea
#N/A
#N/A


1.2




0.0


Venezuela


2.7




0.5


Spain
#N/A
#N/A


1.0




2.9


Philippines


2.2




0.9


Belgium
0.0%
0.0%


0.7




0.9


Peru


2.0




0.3


United States
#N/A
#N/A


0.7




0.0


Israel


2.0




6.3


Ireland
0.0%
0.0%


0.6




0.6


Egypt


1.9




0.0


Portugal
#N/A
#N/A


0.5




0.5


Indonesia


1.6




0.9


Mexico
0.0%
0.0%


0.4




0.0


Argentina


1.1




1.5


Brazil
1.2%
0.0%


0.4




0.0


Chile


1.0




3.4


Finland
0.0%
1.0%


0.3




2.8


Thailand


0.7




1.5


Denmark
0.0%
0.9%


0.3




0.9


Greece


0.0




5.9


Greece
0.0%
0.0%


0.1




0.0


Jordan


0.0




0.1


Argentina
0.0%
0.0%


0.0




0.0


Pakistan


0.0




0.3


Austria




0.0




0.3


China


0.0




7.1


New Zealand




0.0




0.2


Czech Republic

0.0




0.8


Norway




0.0




0.4


Colombia


0.0




0.4


Cash




3.8




0.0



































































































































































































































































































* As a percent of total market value
of common stocks on December 31, 2000.









Common Stocks - 99.2%
Consumer Discretionary - 21.5%
AT&T Corp., Liberty Media Group*
	84,000	 	1,139,250
Black & Decker Corp., The	17,460
	 	685,305
Comcast Corp., Special Class A,
 non-voting shares	27,400
	1,142,238
Dow Jones & Co., Inc.	8,810
	498,866
Gannett Co., Inc.	21,350
	1,346,384
General Motors Corp.	19,800
	1,008,563
Jones Apparel Group, Inc.*	39,200
	 	1,261,750
Limited, Inc., The	27,051
	461,558
Marriott International, Inc.	20,100
	 	849,225
McGraw-Hill Cos.	13,425
	787,041
Staples, Inc.*	42,200
	498,487
Starwood Hotels & Resorts
 Worldwide, Inc.	16,000
	564,000
Tricon Global Restaurants, Inc.*
	32,000	 	1,056,000
Whirlpool Corp.	21,300
	1,015,743
	Total Consumer Discretionary
	12,314,410
Consumer Staples - 1.0%
Kimberly-Clark Corp.	8,460
	598,037
Energy - 11.0%
Baker Hughes, Inc.	30,800
	1,280,125
Coastal Corp., The	7,785
	687,513
Conoco, Inc., Class A	20,010
	572,786
Devon Energy Corp.	13,400
	816,998
Exxon Mobil Corp.	7,999	 	695,413
Kerr Mcgee Corp.	19,125
	1,280,180
Texaco, Inc.	15,200
	944,300
	Total Energy	6,277,315
Financials - 24.9%
ACE, Ltd.	8,990	 	381,513
American General Corp.	7,785
	634,478
Citigroup, Inc.	40,938
	2,090,397
FleetBoston Financial Corp.	17,244
	 	647,728
Freddie Mac	34,765
	2,394,439
Hartford Financial
 Services Group, Inc.	8,010
	565,706
Household International, Inc.	17,595
	 	967,725
J.P. Morgan & Co., Inc.	2,370
	392,235
J.P. Morgan Chase & Co.	20,600
	936,013
MBNA Corp.	26,315	 	972,010
MGIC Investment Corp.	15,700
	1,058,769
Morgan Stanley Dean Witter & Co.
	3,300	 	261,525
Nationwide Financial Services, Inc.
	4,720	 	224,200
PNC Bank Corp.	6,510	 	475,637
Summit Bancorp	9,410	 	359,344
T. Rowe Price Group, Inc.	8,285
	350,041
USA Education, Inc.	16,100
	1,094,800
Wells Fargo Co.	8,539	 	475,516
	Total Financials	14,282,076
Health Care - 7.4%
American Home Products Corp.	31,385
	 	1,994,517
Baxter International, Inc.	7,635
	674,266
Bristol-Myers Squibb Co.	9,460
	699,449
Schering-Plough Corp.	15,330
	869,977
	Total Health Care	4,238,209
Industrials - 15.9%
Avery Dennison Corporation	9,795
	537,501
Cendant Corp.*	105,100
	1,011,588
Emerson Electronics Co.	14,000
	1,103,375
First Data Corp.	22,400
	1,180,200
Honeywell International, Inc.	33,340
	 	1,577,398
IMS Health, Inc.	26,300
	710,100
Minnesota Mining & Manufacturing Co.
	9,300	 	1,120,650
Pitney Bowes, Inc.	38,300
	1,268,687
Textron, Inc.	13,200
	613,800
	Total Industrials	9,123,299
Information Technology - 6.1%
Compaq Computer Corp.	29,400
	442,470
Electronic Data Systems Corp.	26,085
	 	1,506,409
Flextronics International*	5,705
	162,593
International Business Machines
	11,000	 	935,000
Motorola, Inc.	21,490
	435,172
	Total Information Technology
	3,481,644
Materials - 3.0%
Alcoa Inc.	22,285	 	746,548
E.I. duPont de Nemours & Co., Inc.
	19,950	 	963,834
	Total Materials	1,710,382
Telecommunication Services - 3.4%
ALLTEL Corp.	9,555	 	596,602
BellSouth Corp.	9,550	 	390,953
SBC Communications, Inc.	7,771
	371,065
Verizon Communications	11,330
	567,916
	Total Telecommunication Services
	1,926,536
Utilities - 5.0%
Constellation Energy Group	18,945
	 	853,709
Exelon Corp.	15,545
	1,091,414
Williams Cos., Inc., The	23,275
	 	929,546
	Total Utilities	2,874,669
Total Common Stocks
	(cost $49,003,647)
	56,826,577
Other Investment Companies - 2.1%
J.P. Morgan Institutional
 Money Market Fund, 6.51%1
	(cost $1,191,874)
	1,191,874	 	1,191,874

Total Investments - 101.3%
	(cost $50,195,521)
	58,018,451
Other Assets, less Liabilities -
(1.3)%	(718,693)
Net Assets - 100.0%	57,299,758


See Notes to Schedules of Portfolio
Investments on page 54.


Common Stocks - 97.6%
Consumer Discretionary - 16.1%
AT&T Corp., Liberty Media Group*
	194,900	 	2,643,331
Charter Communications, Inc.*	143,800
	 	3,262,463
Costco Wholesale Corp.*	130,000
	5,191,875
EchoStar Communications Corp.,
 Class A*	141,000
	3,207,750
General Motors Corp., Class H*
	137,600	 	3,164,800
Home Depot, Inc.	110,000
	5,025,625
Kohl's Corp.*	51,600
	3,147,600
Macrovision Corp.*	71,250
	5,272,500
Target Corp.	54,700
	1,764,075
TJX Cos., Inc.	124,800
	3,463,200
Viacom, Inc., Class B*	105,000
	4,908,750
Wal-Mart Stores, Inc.	97,000
	5,153,125
	Total Consumer Discretionary
	46,205,094
Consumer Staples - 6.3%
Adolph Coors Co. 	30,300
	2,433,469
CVS Corp.	53,000
	3,176,688
Kroger Co., The*	116,600
	3,155,488
Pepsi Bottling Group, Inc.	61,500
	 	2,456,156
Safeway, Inc.*	51,000
	3,187,500
Walgreen Co.	88,300
	3,692,043
	Total Consumer Staples
	18,101,344
Financials - 11.3%
AFLAC, Inc.	42,300
	3,053,531
Allstate Corp., The	80,900
	3,524,206
American Express Co.	56,000
	3,076,500
American International Group, Inc.
	41,000	 	4,041,063
Capital One Financial Corp.	71,000
	 	4,672,688
Charles Schwab Corp.	46,000
	1,305,250
Citigroup, Inc.	52,000
	2,655,250
Fifth Third Bancorp	49,900
	2,981,525
Goldman Sachs Group, Inc., The
	51,000	 	5,453,812
Morgan Stanley Dean Witter & Co.
	19,400	 	1,537,450
	Total Financials	32,301,275
Health Care - 24.4%
Affymetrix, Inc.*	39,700
	2,952,688
Amgen, Inc.*	82,000
	5,242,875
Applera Corp. -
 Applied Biosystems Group	18,500
	 	1,740,156
Bristol-Myers Squibb Co.	21,000
	 	1,552,688
Forest Laboratories, Inc.*	26,800
	 	3,561,050
Genentech, Inc.*	34,000
	2,771,000
Guidant Corp.	76,000
	4,099,250
HCA - The Healthcare Company	88,100
	 	3,877,281
Health Management
 Associates, Inc.*	191,000
	3,963,250
IDEC Pharmaceuticals Corp.*	14,000
	 	2,653,000
Invitrogen Corp.*	31,300
	2,701,581
King Pharmaceuticals, Inc.*	122,450
	 	6,329,134
Medtronic, Inc.	53,000
	3,199,875
Pfizer, Inc.	68,000
	3,128,000
Pharmacia Corp.	71,000
	4,331,000
Protein Design Labs, Inc.*	33,900
	 	2,911,163
QLT PhotoTherapeutics, Inc.*	106,8002
		2,990,400
Teva Pharmaceutical Ind., Ltd.,
 Sponsored ADR	77,800
	5,693,987
Triad Hospitals, Inc.*	84,000
	2,735,250
Universal Health Services, Inc.,
 Class B*	32,600
	3,643,049
	Total Health Care	70,076,677
Industrials - 4.1%
Concord EFS, Inc.*	56,500
	2,478,938
General Electric Co.	52,500
	2,516,719
IMS Health, Inc.	114,200
	3,083,400
Southwest Airlines Co.	111,100
	3,725,182
	Total Industrials	11,804,239
Information Technology - 29.4%
Applied Micro Circuits Corp.*	115,500
	 	8,691,375
Ariba, Inc.*	47,600
	2,552,550
BEA Systems, Inc.*	66,600
	4,483,013
Cisco Systems, Inc.*	83,000
	3,174,750
EMC Corp.*	40,000
	2,660,000
i2 Technologies, Inc.*	101,700
	5,536,294
Intel Corp.	126,000
	3,787,875
L-3 Communications Holdings, Inc.*
	64,300	 	4,951,100
Mercury Interactive Corp.*	35,100
	 	3,165,581
Network Appliance, Inc.*	70,900
	 	4,550,894
Nokia Corp., Sponsored ADR	41,000
	 	1,783,500
Nortel Networks Corp.	106,0002
	3,398,625
Openwave Systems Inc.*	32,000
	1,522,000
Oracle Corp.*	165,800
	4,828,925
PerkinElmer, Inc.	38,300
	4,021,500
QLogic Corp.*	24,400
	1,883,375
Qualcomm, Inc.*	34,000
	2,792,250
RF Micro Devices, Inc.*	43,400
	1,190,788
SpeechWorks International Inc.*
	46,9002 		2,301,030
Sun Microsystems, Inc.*	120,000
	3,337,500
Texas Instruments, Inc.	106,000
	5,021,750
VERITAS Software Corp.*	44,400
	3,885,000
Waters Corp.*	55,800
	4,659,300
	Total Information Technology
	84,178,975
Telecommunication Services - 1.4%
Qwest Communications
 International, Inc.	95,000
	3,895,000
Utilities - 4.6%
Calpine Corp.*	119,600
	5,389,475
Dynegy, Inc.	50,300
	2,819,944
Enron Corp.	59,800
	4,970,875
	Total Utilities	13,180,294
Total Common Stocks
	(cost $270,619,845)
	279,742,898
Other Investment Companies - 1.7%1
AIM Liquid Assets
 Portfolio, 6.50%3	2,853,418
	2,853,418
Alliance Institutional Reserves
 Prime Portfolio, 6.36%3	38,953
		38,953
J.P. Morgan Institutional
 Money Market Fund, 6.51%	13,511
	 	13,511
Navigator Securities Lending
 Prime Portfolio, 6.47%3	67
	67
PNC - Temporary Investment
 Fund, 6.41%3	1,363,604
	1,363,604
Scudder Institutional Money
 Market Fund, 6.49%3	575,976
	575,976
Total Other Investment Companies
	(cost $4,845,529)	4,845,529
Total Investments - 99.3%
	(cost $275,465,374)
	284,588,427
Other Assets, less Liabilities - 0.7%
	1,926,363
Net Assets - 100.0%	286,514,790

See Notes to Schedules of Portfolio
Investments on page 54.


Common Stocks - 88.0%
Consumer Discretionary - 5.4%
Buca, Inc.*	13,000	 	190,125
California Pizza Kitchen, Inc.*
	6,300	 	177,975
Charlotte Russe Holdings, Inc.*
	4,100	 	64,575
Concord Camera Corp.*	7,100
	117,150
Consolidated Products, Inc.*	4,600
	31,625
Cost Plus, Inc.*	2,900	 	86,638
Emmis Broadcasting Corp., Class A*
	1,400	 	40,163
Factory 2-U Stores, Inc.*	1,700
	56,206
Freds, Inc., Class A	4,400
	91,025
Insight Enterprises, Inc.*	11,525
	 	206,730
Michaels Stores, Inc.*	6,500
	171,031
Morrison Management
 Specialists, Inc.	3,400
	118,693
Outback Steakhouse, Inc.*	1,200
	31,050
	Total Consumer Discretionary
	1,382,986
Consumer Staples - 0.9%
Constellation Brands, Inc.*	1,550
	91,063
Performance Food Group Co.*	2,900
	148,806
	Total Consumer Staples	239,869
Energy - 12.7%
Basin Exploration, Inc.*	1,600
	40,800
Chesapeake Energy Corp.*	13,800
	 	139,725
Devon Energy Corp.	2,950
	179,862
Evergreen Resources, Inc.*	19,200
	 	741,600
Global Ind., Ltd.*	8,900
	121,263
Grant Prideco, Inc.*	4,650
	102,009
Grey Wolf, Inc.*	21,600
	126,900
Horizon Offshore, Inc.*	5,600
	109,900
Maverick Tube Corp.*	19,900
	450,238
National-Oilwell, Inc.*	4,850
	187,634
Prima Energy Corp. *	6,900
	242,794
Stone Energy Corp.*	2,850
	183,968
Tom Brown, Inc. *	12,400
	406,874
Varco International, Inc.*	3,250
	70,687
Weatherford International, Inc.*
	3,250	 	153,562
	Total Energy	3,257,816
Financials - 2.6%
Actrade Financial Technologies, Ltd.*
	5,900	 	132,750
AmeriCredit Corp.*	17,900
	487,775
Boston Private
 Financial Holdings, Inc.	1,900
	37,288
	Total Financials	657,813
Health Care - 26.6%
1-800 CONTACTS, Inc.*	3,800
	108,775
Accredo Health, Inc.*	7,400
	371,388
Advance Paradiam, Inc.*	9,800
	445,288
AmeriPath, Inc.*	5,100	 	127,500
Amsurg Corp., Class A*	23,100
	561,619
Amsurg Corp., Class B*	9,200
	184,000
Barr Laboratories, Inc.*	2,600
	189,638
Community Health Systems, Inc.*
	4,400	 	154,000
Corixa Corp.*	6,100	 	170,038
Cubist Pharmaceuticals, Inc.*	5,700
	167,794
DENTSPLY International, Inc.	4,850
	188,847
DIANON Systems, Inc.*	10,400
	455,650
First Horizon Pharmaceutical Corp.*
	8,700	 	266,438
Genencor International, Inc.*	9,400
	160,975
Haemonetics Corp.*	2,100
	64,838
Hooper Holmes, Inc.	9,200
	101,752
Intermune Pharmaceuticals, Inc.*
	3,600	 	159,300
K-V Pharmaceutical Co.*	2,700
	67,500
LifePoint Hospitals, Inc.*	5,700
	285,713
Manor Care, Inc.*	16,300
	336,188
MAXIMUS, Inc.*	8,200	 	286,488
Orthodontic Centers
 of America, Inc.*	10,300
	321,874
PRAECIS Pharmaceuticals, Inc.*
	4,800	 	139,200
Priority Healthcare Corp., Class B*
	9,900	 	402,187
Province Healthcare Co.*	7,800
	307,124
RehabCare Group, Inc.*	7,100
	364,762
SICOR, Inc.*	4,300	 	62,080
Specialty Laboratories, Inc.*	8,000
	265,000
Trimeris, Inc.*	2,400	 	131,699
	Total Health Care	6,847,655
Industrials - 13.5%
Actuant Corp.	1,900	 	5,700
Armor Holdings, Inc.*	6,500
	113,344
Benchmark Electronics, Inc.*	6,000
	135,375
C&D Technologies, Inc.	2,200
	95,013
ChoicePoint, Inc.*	3,300
	216,356
CUNO, Inc.*	4,500	 	120,656
Edison Schools, Inc.*	14,800
	465,275
F.Y.I., Inc.*	7,150	 	264,997
Hall, Kinion & Associates, Inc.*
	3,100	 	62,194
Innovative Solutions & Support, Inc.*
	1,100	 	19,250
Insituform Technologies, Inc.,
 Class A*	8,800	 	350,900
Learning Tree International, Inc.*
	7,600	 	378,100
Lydall, Inc.*	5,800	 	50,388
MasTec, Inc.*	2,950	 	59,000
Mobile Mini, Inc.*	2,950
	67,113
NCO Group, Inc.*	5,750	 	174,656
RMH Teleservices, Inc.*	3,900
	35,587
SkyWest, Inc.	6,200	 	178,250
Vicor Corp.*	5,450	 	165,883
Waste Connections, Inc.*	15,700
	 	518,100
	Total Industrials	3,476,137
Information Technology - 25.1%
Acxiom Corp.*	11,300
	439,288
Advanced Digital
 Information, Corp.*	10,700
	246,100
Advantage Learning Systems, Inc.*
	15,300	 	514,463
Affiliated Computer
 Services, Inc., Class A*	2,350
	142,616
Anaren Microwave, Inc.*	2,100
	141,094
APW, Ltd.*	7,600	 	256,500
ATMI, Inc.*	1,650	 	32,072
Avocent Corp.*	5,290	 	142,830
C-Cube Microsystems, Inc. *	6,050
	72,978
DMC Stratex Networks, Inc.*	6,250
	93,750
Excel Technology, Inc.*	3,850
	76,759
FEI Co.*	6,100	 	138,775
Great Plains Software, Inc.*	2,000
	94,125
IntraNet Solutions, Inc.*	8,600
	436,988
Keane, Inc.*	9,900	 	96,525
Lattice Semiconductor Corp.*	7,200
	131,850
Microsemi Corp.*	10,400
	291,200
Netegrity, Inc. *	6,700	 	363,475
Opnet Technologies, Inc.*	7,000
	104,563
Polycom, Inc.*	4,200	 	135,713
Progress Software Corp.*	6,850
	98,897
RadiSys Corp.*	4,600	 	119,025
Rainbow Technologies, Inc.*	10,100
	 	158,444
Richardson Electronics, Ltd.	11,450
	 	155,291
Rogers Corp.*	7,100	 	291,544
RSA Security, Inc.*	1,850
	97,588
SERENA Software, Inc.*	8,700
	297,430
SkillSoft Corp.*	13,400
	250,412
SPSS, Inc.*	5,600	 	123,550
Stanford Microdevices, Inc.*	11,400
	 	409,687
Symantec Corp.*	1,050	 	34,912
Tekelec*	5,500	 	165,000
TriZetto Group, Inc.*	12,300
	204,487
Veeco Instruments, Inc.*	2,300
	92,143
	Total Information Technology
	6,450,074
Materials - 1.2%
Shaw Group, Inc., The*	6,000
	300,000
Total Common Stocks
	(cost $20,882,377)
	22,612,350
Short-Term Investments - 14.3%
Other Investment Companies - 6.7%1
AIM Liquid Assets Portfolio, 6.50%
	512,018	 	512,018
J.P. Morgan Institutional
 Money Market Fund, 6.51%
	1,208,968		1,208,968
	Total Other Investment Companies
	1,720,986
Repurchase Agreement - 7.6%
State Street Bank & Trust Co.,
 dated 12/29/00, due 01/02/01,
 5.510%, total to be received
 $1,965,261 (secured by $1,955,000
 FNMA  6.000%, due 07/16/01),
 at cost	1,964,058
	1,964,058
Total Short-Term Investments
	(cost $3,685,044)	3,685,044
Total Investments - 102.3%
	(cost $24,567,421)
	26,297,394
Other Assets, less Liabilities -
(2.3%)			(591,997)
Net Assets - 100.0%
	25,705,397


See Notes to Schedules of Portfolio
Investments on page 54.


Common Stocks - 88.0%
Consumer Discretionary - 5.4%
Buca, Inc.*	13,000	 	190,125
California Pizza Kitchen, Inc.*
	6,300	 	177,975
Charlotte Russe Holdings, Inc.*
	4,100	 	64,575
Concord Camera Corp.*	7,100
	117,150
Consolidated Products, Inc.*	4,600
	31,625
Cost Plus, Inc.*	2,900	 	86,638
Emmis Broadcasting Corp., Class A*
	1,400	 	40,163
Factory 2-U Stores, Inc.*	1,700
	56,206
Freds, Inc., Class A	4,400
	91,025
Insight Enterprises, Inc.*	11,525
	 	206,730
Michaels Stores, Inc.*	6,500
	171,031
Morrison Management
 Specialists, Inc.	3,400
	118,693
Outback Steakhouse, Inc.*	1,200
	31,050
	Total Consumer Discretionary
	1,382,986
Consumer Staples - 0.9%
Constellation Brands, Inc.*	1,550
	91,063
Performance Food Group Co.*	2,900
	148,806
	Total Consumer Staples	239,869
Energy - 12.7%
Basin Exploration, Inc.*	1,600
	40,800
Chesapeake Energy Corp.*	13,800
	 	139,725
Devon Energy Corp.	2,950
	179,862
Evergreen Resources, Inc.*	19,200
	 	741,600
Global Ind., Ltd.*	8,900
	121,263
Grant Prideco, Inc.*	4,650
	102,009
Grey Wolf, Inc.*	21,600
	126,900
Horizon Offshore, Inc.*	5,600
	109,900
Maverick Tube Corp.*	19,900
	450,238
National-Oilwell, Inc.*	4,850
	187,634
Prima Energy Corp. *	6,900
	242,794
Stone Energy Corp.*	2,850
	183,968
Tom Brown, Inc. *	12,400
	406,874
Varco International, Inc.*	3,250
	70,687
Weatherford International, Inc.*
	3,250	 	153,562
	Total Energy	3,257,816
Financials - 2.6%
Actrade Financial Technologies, Ltd.*
	5,900	 	132,750
AmeriCredit Corp.*	17,900
	487,775
Boston Private
 Financial Holdings, Inc.	1,900
	37,288
	Total Financials	657,813
Health Care - 26.6%
1-800 CONTACTS, Inc.*	3,800
	108,775
Accredo Health, Inc.*	7,400
	371,388
Advance Paradiam, Inc.*	9,800
	445,288
AmeriPath, Inc.*	5,100	 	127,500
Amsurg Corp., Class A*	23,100
	561,619
Amsurg Corp., Class B*	9,200
	184,000
Barr Laboratories, Inc.*	2,600
	189,638
Community Health Systems, Inc.*
	4,400	 	154,000
Corixa Corp.*	6,100	 	170,038
Cubist Pharmaceuticals, Inc.*	5,700
	167,794
DENTSPLY International, Inc.	4,850
	188,847
DIANON Systems, Inc.*	10,400
	455,650
First Horizon Pharmaceutical Corp.*
	8,700	 	266,438
Genencor International, Inc.*	9,400
	160,975
Haemonetics Corp.*	2,100
	64,838
Hooper Holmes, Inc.	9,200
	101,752
Intermune Pharmaceuticals, Inc.*
	3,600	 	159,300
K-V Pharmaceutical Co.*	2,700
	67,500
LifePoint Hospitals, Inc.*	5,700
	285,713
Manor Care, Inc.*	16,300
	336,188
MAXIMUS, Inc.*	8,200	 	286,488
Orthodontic Centers
 of America, Inc.*	10,300
	321,874
PRAECIS Pharmaceuticals, Inc.*
	4,800	 	139,200
Priority Healthcare Corp., Class B*
	9,900	 	402,187
Province Healthcare Co.*	7,800
	307,124
RehabCare Group, Inc.*	7,100
	364,762
SICOR, Inc.*	4,300	 	62,080
Specialty Laboratories, Inc.*	8,000
	265,000
Trimeris, Inc.*	2,400	 	131,699
	Total Health Care	6,847,655
Industrials - 13.5%
Actuant Corp.	1,900	 	5,700
Armor Holdings, Inc.*	6,500
	113,344
Benchmark Electronics, Inc.*	6,000
	135,375
C&D Technologies, Inc.	2,200
	95,013
ChoicePoint, Inc.*	3,300
	216,356
CUNO, Inc.*	4,500	 	120,656
Edison Schools, Inc.*	14,800
	465,275
F.Y.I., Inc.*	7,150	 	264,997
Hall, Kinion & Associates, Inc.*
	3,100	 	62,194
Innovative Solutions & Support, Inc.*
	1,100	 	19,250
Insituform Technologies, Inc.,
 Class A*	8,800	 	350,900
Learning Tree International, Inc.*
	7,600	 	378,100
Lydall, Inc.*	5,800	 	50,388
MasTec, Inc.*	2,950	 	59,000
Mobile Mini, Inc.*	2,950
	67,113
NCO Group, Inc.*	5,750	 	174,656
RMH Teleservices, Inc.*	3,900
	35,587
SkyWest, Inc.	6,200	 	178,250
Vicor Corp.*	5,450	 	165,883
Waste Connections, Inc.*	15,700
	 	518,100
	Total Industrials	3,476,137
Information Technology - 25.1%
Acxiom Corp.*	11,300
	439,288
Advanced Digital
 Information, Corp.*	10,700
	246,100
Advantage Learning Systems, Inc.*
	15,300	 	514,463
Affiliated Computer
 Services, Inc., Class A*	2,350
	142,616
Anaren Microwave, Inc.*	2,100
	141,094
APW, Ltd.*	7,600	 	256,500
ATMI, Inc.*	1,650	 	32,072
Avocent Corp.*	5,290	 	142,830
C-Cube Microsystems, Inc. *	6,050
	72,978
DMC Stratex Networks, Inc.*	6,250
	93,750
Excel Technology, Inc.*	3,850
	76,759
FEI Co.*	6,100	 	138,775
Great Plains Software, Inc.*	2,000
	94,125
IntraNet Solutions, Inc.*	8,600
	436,988
Keane, Inc.*	9,900	 	96,525
Lattice Semiconductor Corp.*	7,200
	131,850
Microsemi Corp.*	10,400
	291,200
Netegrity, Inc. *	6,700	 	363,475
Opnet Technologies, Inc.*	7,000
	104,563
Polycom, Inc.*	4,200	 	135,713
Progress Software Corp.*	6,850
	98,897
RadiSys Corp.*	4,600	 	119,025
Rainbow Technologies, Inc.*	10,100
	 	158,444
Richardson Electronics, Ltd.	11,450
	 	155,291
Rogers Corp.*	7,100	 	291,544
RSA Security, Inc.*	1,850
	97,588
SERENA Software, Inc.*	8,700
	297,430
SkillSoft Corp.*	13,400
	250,412
SPSS, Inc.*	5,600	 	123,550
Stanford Microdevices, Inc.*	11,400
	 	409,687
Symantec Corp.*	1,050	 	34,912
Tekelec*	5,500	 	165,000
TriZetto Group, Inc.*	12,300
	204,487
Veeco Instruments, Inc.*	2,300
	92,143
	Total Information Technology
	6,450,074
Materials - 1.2%
Shaw Group, Inc., The*	6,000
	300,000
Total Common Stocks
	(cost $20,882,377)
	22,612,350
Short-Term Investments - 14.3%
Other Investment Companies - 6.7%1
AIM Liquid Assets Portfolio, 6.50%
	512,018	 	512,018
J.P. Morgan Institutional
 Money Market Fund, 6.51%
	1,208,968		1,208,968
	Total Other Investment Companies
	1,720,986
Repurchase Agreement - 7.6%
State Street Bank & Trust Co.,
 dated 12/29/00, due 01/02/01,
 5.510%, total to be received
 $1,965,261 (secured by $1,955,000
 FNMA  6.000%, due 07/16/01),
 at cost	1,964,058
	1,964,058
Total Short-Term Investments
	(cost $3,685,044)	3,685,044
Total Investments - 102.3%
	(cost $24,567,421)
	26,297,394
Other Assets, less Liabilities -
(2.3%)			(591,997)
Net Assets - 100.0%
	25,705,397


See Notes to Schedules of Portfolio
Investments on page 54.

Common Stocks - 88.0%
Consumer Discretionary - 5.4%
Buca, Inc.*	13,000	 	190,125
California Pizza Kitchen, Inc.*
	6,300	 	177,975
Charlotte Russe Holdings, Inc.*
	4,100	 	64,575
Concord Camera Corp.*	7,100
	117,150
Consolidated Products, Inc.*	4,600
	31,625
Cost Plus, Inc.*	2,900	 	86,638
Emmis Broadcasting Corp., Class A*
	1,400	 	40,163
Factory 2-U Stores, Inc.*	1,700
	56,206
Freds, Inc., Class A	4,400
	91,025
Insight Enterprises, Inc.*	11,525
	 	206,730
Michaels Stores, Inc.*	6,500
	171,031
Morrison Management
 Specialists, Inc.	3,400
	118,693
Outback Steakhouse, Inc.*	1,200
	31,050
	Total Consumer Discretionary
	1,382,986
Consumer Staples - 0.9%
Constellation Brands, Inc.*	1,550
	91,063
Performance Food Group Co.*	2,900
	148,806
	Total Consumer Staples	239,869
Energy - 12.7%
Basin Exploration, Inc.*	1,600
	40,800
Chesapeake Energy Corp.*	13,800
	 	139,725
Devon Energy Corp.	2,950
	179,862
Evergreen Resources, Inc.*	19,200
	 	741,600
Global Ind., Ltd.*	8,900
	121,263
Grant Prideco, Inc.*	4,650
	102,009
Grey Wolf, Inc.*	21,600
	126,900
Horizon Offshore, Inc.*	5,600
	109,900
Maverick Tube Corp.*	19,900
	450,238
National-Oilwell, Inc.*	4,850
	187,634
Prima Energy Corp. *	6,900
	242,794
Stone Energy Corp.*	2,850
	183,968
Tom Brown, Inc. *	12,400
	406,874
Varco International, Inc.*	3,250
	70,687
Weatherford International, Inc.*
	3,250	 	153,562
	Total Energy	3,257,816
Financials - 2.6%
Actrade Financial Technologies, Ltd.*
	5,900	 	132,750
AmeriCredit Corp.*	17,900
	487,775
Boston Private
 Financial Holdings, Inc.	1,900
	37,288
	Total Financials	657,813
Health Care - 26.6%
1-800 CONTACTS, Inc.*	3,800
	108,775
Accredo Health, Inc.*	7,400
	371,388
Advance Paradiam, Inc.*	9,800
	445,288
AmeriPath, Inc.*	5,100	 	127,500
Amsurg Corp., Class A*	23,100
	561,619
Amsurg Corp., Class B*	9,200
	184,000
Barr Laboratories, Inc.*	2,600
	189,638
Community Health Systems, Inc.*
	4,400	 	154,000
Corixa Corp.*	6,100	 	170,038
Cubist Pharmaceuticals, Inc.*	5,700
	167,794
DENTSPLY International, Inc.	4,850
	188,847
DIANON Systems, Inc.*	10,400
	455,650
First Horizon Pharmaceutical Corp.*
	8,700	 	266,438
Genencor International, Inc.*	9,400
	160,975
Haemonetics Corp.*	2,100
	64,838
Hooper Holmes, Inc.	9,200
	101,752
Intermune Pharmaceuticals, Inc.*
	3,600	 	159,300
K-V Pharmaceutical Co.*	2,700
	67,500
LifePoint Hospitals, Inc.*	5,700
	285,713
Manor Care, Inc.*	16,300
	336,188
MAXIMUS, Inc.*	8,200	 	286,488
Orthodontic Centers
 of America, Inc.*	10,300
	321,874
PRAECIS Pharmaceuticals, Inc.*
	4,800	 	139,200
Priority Healthcare Corp., Class B*
	9,900	 	402,187
Province Healthcare Co.*	7,800
	307,124
RehabCare Group, Inc.*	7,100
	364,762
SICOR, Inc.*	4,300	 	62,080
Specialty Laboratories, Inc.*	8,000
	265,000
Trimeris, Inc.*	2,400	 	131,699
	Total Health Care	6,847,655
Industrials - 13.5%
Actuant Corp.	1,900	 	5,700
Armor Holdings, Inc.*	6,500
	113,344
Benchmark Electronics, Inc.*	6,000
	135,375
C&D Technologies, Inc.	2,200
	95,013
ChoicePoint, Inc.*	3,300
	216,356
CUNO, Inc.*	4,500	 	120,656
Edison Schools, Inc.*	14,800
	465,275
F.Y.I., Inc.*	7,150	 	264,997
Hall, Kinion & Associates, Inc.*
	3,100	 	62,194
Innovative Solutions & Support, Inc.*
	1,100	 	19,250
Insituform Technologies, Inc.,
 Class A*	8,800	 	350,900
Learning Tree International, Inc.*
	7,600	 	378,100
Lydall, Inc.*	5,800	 	50,388
MasTec, Inc.*	2,950	 	59,000
Mobile Mini, Inc.*	2,950
	67,113
NCO Group, Inc.*	5,750	 	174,656
RMH Teleservices, Inc.*	3,900
	35,587
SkyWest, Inc.	6,200	 	178,250
Vicor Corp.*	5,450	 	165,883
Waste Connections, Inc.*	15,700
	 	518,100
	Total Industrials	3,476,137
Information Technology - 25.1%
Acxiom Corp.*	11,300
	439,288
Advanced Digital
 Information, Corp.*	10,700
	246,100
Advantage Learning Systems, Inc.*
	15,300	 	514,463
Affiliated Computer
 Services, Inc., Class A*	2,350
	142,616
Anaren Microwave, Inc.*	2,100
	141,094
APW, Ltd.*	7,600	 	256,500
ATMI, Inc.*	1,650	 	32,072
Avocent Corp.*	5,290	 	142,830
C-Cube Microsystems, Inc. *	6,050
	72,978
DMC Stratex Networks, Inc.*	6,250
	93,750
Excel Technology, Inc.*	3,850
	76,759
FEI Co.*	6,100	 	138,775
Great Plains Software, Inc.*	2,000
	94,125
IntraNet Solutions, Inc.*	8,600
	436,988
Keane, Inc.*	9,900	 	96,525
Lattice Semiconductor Corp.*	7,200
	131,850
Microsemi Corp.*	10,400
	291,200
Netegrity, Inc. *	6,700	 	363,475
Opnet Technologies, Inc.*	7,000
	104,563
Polycom, Inc.*	4,200	 	135,713
Progress Software Corp.*	6,850
	98,897
RadiSys Corp.*	4,600	 	119,025
Rainbow Technologies, Inc.*	10,100
	 	158,444
Richardson Electronics, Ltd.	11,450
	 	155,291
Rogers Corp.*	7,100	 	291,544
RSA Security, Inc.*	1,850
	97,588
SERENA Software, Inc.*	8,700
	297,430
SkillSoft Corp.*	13,400
	250,412
SPSS, Inc.*	5,600	 	123,550
Stanford Microdevices, Inc.*	11,400
	 	409,687
Symantec Corp.*	1,050	 	34,912
Tekelec*	5,500	 	165,000
TriZetto Group, Inc.*	12,300
	204,487
Veeco Instruments, Inc.*	2,300
	92,143
	Total Information Technology
	6,450,074
Materials - 1.2%
Shaw Group, Inc., The*	6,000
	300,000
Total Common Stocks
	(cost $20,882,377)
	22,612,350
Short-Term Investments - 14.3%
Other Investment Companies - 6.7%1
AIM Liquid Assets Portfolio, 6.50%
	512,018	 	512,018
J.P. Morgan Institutional
 Money Market Fund, 6.51%
	1,208,968		1,208,968
	Total Other Investment Companies
	1,720,986
Repurchase Agreement - 7.6%
State Street Bank & Trust Co.,
 dated 12/29/00, due 01/02/01,
 5.510%, total to be received
 $1,965,261 (secured by $1,955,000
 FNMA  6.000%, due 07/16/01),
 at cost	1,964,058
	1,964,058
Total Short-Term Investments
	(cost $3,685,044)	3,685,044
Total Investments - 102.3%
	(cost $24,567,421)
	26,297,394
Other Assets, less Liabilities -
(2.3%)			(591,997)
Net Assets - 100.0%
	25,705,397


See Notes to Schedules of Portfolio
Investments on page 54.


Common Stocks - 96.6%
Consumer Discretionary - 11.8%
Agfa Gevaert NV (Belgium)	204,700
	 	4,880,294
Carlton Communications PLC
 (United Kingdom)	286,104
	2,613,928
Club Mediterranee SA (France)	26,548
	 	2,266,007
Electrolux AB, Series B (Sweden)
	214,000	 	2,777,307
EMI Group PLC (United Kingdom)
	206,165	 	1,695,532
GKN PLC (United Kingdom)	137,200
	 	1,450,447
Granada Media PLC
 (United Kingdom)*	263,700
	1,675,820
Great Universal Stores PLC
 (United Kingdom)	391,800
	3,078,687
Grupo Televisa SA,
 Sponsored GDR (Mexico)*	60,400
	 	2,714,225
Hunter Douglas NV
 (Netherlands)	37,400
	1,025,463
Independent News &
 Media PLC (Ireland)	1,982
	5,397
Isetan Co., Ltd. (Japan)	142,000
	 	1,496,763
Lagardere S.C.A. (France)	89,800
	 	5,211,111
Lawson, Inc. (Japan)	66,200
	2,617,425
Li & Fung, Ltd. (Hong Kong)*
	1,394,000	 	2,528,956
Matsushita Electric Ind. (Japan)
	147,000	 	3,510,409
Metro AG (Germany)	83,900
	3,923,348
Nintendo Corp., Ltd. (Japan)	18,800
	 	2,958,467
Nissan Motor Co., Ltd. (Japan)*
	717,000	 	4,126,889
Pirelli SpA (Italy)*	1,110,500
	3,952,057
Reed International
 (United Kingdom)	454,900
	4,761,485
Renault SA (France)	33,900
	1,766,681
Reuters Group PLC
 (United Kingdom)	308,552
	5,227,411
Ricoh Co., Ltd. (Japan)	59,000
	1,088,961
Sony Corp. (Japan)	89,800
	6,205,564
Wolters Kluwer NV (Netherlands)
	103,500	 	2,822,296
World Co., Ltd. (Japan)	36,000
	1,360,393
	Total Consumer Discretionary
	77,741,323
Consumer Staples - 6.9%
Cadbury Schweppes PLC
 (United Kingdom)	485,386
	3,360,444
Diageo PLC (United Kingdom)	345,276
	 	3,872,185
Heineken NV (Netherlands)	56,950
	 	3,446,531
Kao Corp. (Japan)	111,000
	3,223,583
Koninklijke Ahold (Netherlands)
	237,393	 	7,659,255
Koninklijke Wessanen NV
 (Netherlands)	228,800
	2,825,187
Loblaw Companies Ltd. (Canada)
	31,000	 	1,043,458
Nutreco Holding NV (Netherlands)
	80,278	 	4,266,566
Parmalat Finanziaria SpA (Italy)*
	4,210,800	 	6,820,547
Reckitt & Benckiser PLC
 (United Kingdom)	139,625
	1,924,964
Tesco PLC (United Kingdom)
	1,042,400	 	4,251,357
Woolworths, Ltd. (Australia)	538,600
	 	2,523,052
	Total Consumer Staples
	45,217,129
Energy - 7.5%
Alberta Energy Co., Ltd. (Canada)
	159,700	 	7,642,778
BP Amoco PLC (United Kingdom)	684,400
	 	5,526,271
Ente Nazionale
 Idrocarburi SpA (Italy)	448,600
	 	2,864,400
Enterprise Oil PLC
 (United Kingdom)	407,000
	3,450,689
Innogy Holding, PLC
 (United Kingdom)	358,899
	1,035,757
Nexen, Inc. (Canada)	69,000
	1,701,660
Petro-Canada (Canada)	97,700
	2,484,340
Shell Transport & Trading Co.,
 registered shares
 (United Kingdom)	585,247
	4,804,409
Talisman Energy Inc. (Canada)*
	291,900	 	10,827,325
Total Fina SA (France)	35,648
	5,302,197
Woodside Petroleum Ltd.
 (Australia)	422,479
	3,466,226
	Total Energy	49,106,052
Financials - 19.3%
ACOM Co., Ltd. (Japan)	11,400
	840,640
Alleanza Assicurazioni (Italy)
	107,400	 	1,711,400
Allianz AG, (Vinkuliert) (Germany)
	17,686	 	6,619,610
Axa (France)*	24,160
	3,493,680
Baloise Holding, Ltd. (Switzerland)
	3,900	 	4,282,806
Banca Popolare di Verona (Italy)
	182,800	 	2,119,867
Bank of Ireland (Ireland)	407,800
	 	4,039,849
Banque Nationale de Paris (France)
	28,400	 	2,493,420
Bayerische Vereinsbank AG
 (Germany)	82,200
	4,654,303
BCA Popolare di Novara (Italy)*
	196,400	 	1,453,226
CGNU PLC (United Kingdom)	216,100
	 	3,496,314
Daiwa Securities Co., Ltd. (Japan)
	195,000	 	2,034,946
Halifax Group PLC
 (United Kingdom)	250,700
	2,487,274
HSBC Holdings PLC
 (United Kingdom)	271,883
	4,004,485
Hutchison Whampoa, Ltd
 . (Hong Kong)	180,000
	2,244,317
ING Groep NV (Netherlands)	77,900
	 	6,223,439
Istituto Bancario San Paolo
 di Torino (Italy)*	169,300
	2,737,509
Manulife Financial Corp.
 (Canada)	141,600
	4,431,194
Mediobanca SpA (Italy)	187,300
	2,124,566
Mitsubishi Estate Co., Ltd. (Japan)
	332,000	 	3,543,037
Mitsui Fudosan Co., Ltd. (Japan)
	353,000	 	3,504,680
Mizuho Holdings, Inc. (Japan)	484
	2,997,481
Munchener Rueckvericherungs
 -Gesellschaft, registered shares
 (Germany)	13,620
	4,873,444
New World China Land, Ltd.
 (Hong Kong)*	1,988	 	567
Nikko Securities Co., Ltd.,
 The (Japan)	306,000
	2,368,877
Nordbanken Holding AB (Sweden)
	498,700	 	3,777,630
Orix Corp., Ltd. (Japan)	24,760
	 	2,482,064
Oversea-Chinese Banking
 Corp., Ltd. (Singapore)	752,300
	 	5,603,158
Prudential Corp. PLC
 (United Kingdom)	342,845
	5,521,308
Royal & Sun Alliance Insurance
 Group PLC (United Kingdom)
	1,120,111	 	9,597,190
Sakura Bank (Japan)	943,000
	5,691,655
Sumitomo Trust and
 Banking Co. (Japan)	293,000
	1,991,436
Svenska Handelsbanken,
 Series A (Sweden)	168,300
	2,879,590
Takefuji Corp. (Japan)	32,000
	2,015,395
United Overseas Bank, Ltd.
 (Singapore)	588,608
	4,417,958
Zurich Financial Services AG
 (Switzerland)	6,815
	4,107,753
	Total Financials	126,866,068
Health Care - 9.2%
Altana AG (Germany)	49,600
	7,731,348
AstraZeneca Group PLC
 (United Kingdom)	46,769
	2,360,262
Aventis SA (France)	56,749
	4,982,362
Chugai Pharmaceutical
 Co., Ltd. (Japan)	126,000
	2,094,122
Daiichi Pharmaceutical
 Co., Ltd. (Japan)	83,000
	2,468,509
Fresenius AG, Preferred (Germany)
	13,300	 	3,546,790
GlaxoSmithKline PLC
 (United Kingdom)	340,220
	9,615,017
KYORIN Pharmaceutical
 Co., Ltd. (Japan)	24,000
	848,146
Luxottica Group ADR - SpA (Italy)
	96,800	 	1,331,000
Novartis AG, registered shares
 (Switzerland)	1,799
	3,179,798
Roche Holdings AG
 (Switzerland)	662
	6,742,933
Sankyo Co., Ltd. (Japan)	196,000
	 	4,697,691
Sanofi-Synthelabo SA (France)	43,800
	 	2,920,101
Schering AG (Germany)	51,686
	2,936,255
Serono SA (Switzerland)	800
	769,943
Shire Pharmaceuticals Group PLC,
 Sponsored ADR (United Kingdom)*
	25,000	 	1,146,875
Yamanouchi Pharmaceutical Co.,
 Ltd. (Japan)	74,000
	3,197,691
	Total Health Care	60,568,843
Industrials - 10.4%
ABB, Ltd. (Switzerland)*	21,197
	 	2,259,104
BAA PLC (United Kingdom)	255,900
	 	2,364,761
Bombardier Inc. (Canada)	248,300
	 	3,831,330
Bouygues SA (France)	28,000
	1,268,589
British Aerospace PLC
 (United Kingdom)	463,604
	2,648,128
Canadian National
 Railway Co. (Canada)	104,800
	3,111,250
Compagnie De
 Saint-Gobain (France)	14,820
	2,328,143
Deutsche Post AG (Germany)*	83,958
	 	1,806,145
European Aeonautic Defense and
 Space Company (Netherlands)*	51,000
	 	1,133,053
Eurotunnel SA (France)*	1,855,931
	1,847,282
Investor AB (Sweden)	283,400
	4,233,436
Ivensys PLC (United Kingdom)
	1,520,500	 	3,558,190
Jenoptik AG (Germany)	280,700
	8,197,252
Minebea Co., Ltd. (Japan)	199,000
	 	1,841,690
Mitsui & Co., Ltd. (Japan)	98,000
	 	616,358
MTR Corp., Ltd. (a) (Hong Kong)
	1,955,000	 	3,433,914
Railtrack Group PLC
 (United Kingdom)	175,241
	2,423,851
Siemens AG (Germany)	30,679
	4,010,014
Thomson CSF (France)	80,400
	3,854,049
Tokyu Corp. (Japan)	827,000
	4,456,193
Vivendi Universal (France)	132,666
	 	8,732,591
	Total Industrials	67,955,323
Information Technology - 4.5%
Alcatel (France)	33,300
	1,891,756
ARM Holdings PLC
 (United Kingdom)*	91,790
	694,503
Canon Inc. (Japan)	119,000
	4,163,751
Fujitsu Ltd. (Japan)	231,000
	3,402,764
Getronics NV (Netherlands)	179,400
	 	1,054,538
Hitachi, Ltd. (Japan)	301,000
	2,680,353
Koninklijke Philips
 Electronics N.V. (Netherlands)
	59,062		2,164,024
Nortel Networks Corp. (Canada)
	73,300	 	2,357,345
Omron Corp. (Japan)	132,000
	2,742,302
Samsung Electronics (South Korea)
	13,900	 	1,736,126
STMicroelectronics NV (France)
	45,880	 	2,003,281
TDK Corp. (Japan)	28,600
	2,781,945
Toshiba Corp. (Japan)	302,000
	2,018,266
	Total Information Technology
	29,690,954
Materials - 11.8%
Akzo Nobel NV (Netherlands)	241,300
	 	12,960,413
Anglo American Platinum Corp.,
 Ltd., ADR (South Africa)	120,476
	 	5,602,038
Aracruz Celulose SA,
 Sponsored ADR (Brazil)	87,400
	1,305,538
Asahi Chemical Ind.
 Co., Ltd. (Japan)	175,000
	1,007,260
Aventis SA (France)	59,516
	5,191,764
Barrick Gold Corp. (Canada)	60,000
	 	984,203
BASF AG (Germany)	105,688
	4,780,439
Bayer AG (Germany)	105,570
	5,538,405
BOC Group PLC (United Kingdom)
	262,064	 	3,985,261
Broken Hill Proprietary
 Co., Ltd. (Australia)	676,767
	7,137,299
Clariant AG, registered shares
 (Switzerland)	6,100
	2,186,501
Companhia Vale do Rio Doce,
 Sponsored ADR (Brazil)	52,800
	1,285,617
Impala Platinum Holdings,
 ADR (South Africa)	79,100
	4,031,268
Kymmene OY  (Finland)	64,240
	2,204,745
Rio Tinto PLC (United Kingdom)
	229,290	 	4,038,860
Shin-Etsu Chemical
 Co., Ltd. (Japan)	43,000
	1,655,004
Stillwater Mining Co.
 (United States)*	114,100
	4,489,835
Sumitomo Bakelite Co., Ltd. (Japan)
	98,000	 	902,677
Syngenta AG (Switzerland)	1,162
	62,369
Teijin, Ltd. (Japan)	499,000
	2,575,315
Thyssen Krupp AG (Germany)*	109,600
	 	1,698,086
WMC, Ltd. (Australia)	942,400
	4,014,596
	Total Materials	77,637,493
Telecommunication Services - 8.2%
BCE, Inc. (Canada)	93,684
	2,703,813
BCE, Inc., New York
 registered shares (Canada)	56,875
	 	1,645,820
British Telecommunications PLC
 (United Kingdom)	382,900
	3,274,989
Cable & Wireless PLC
 (United Kingdom)	542,506
	7,325,221
Cable & Wireless PLC, Sponsored
 ADR (United Kingdom)	5,400
	215,325
China Mobile (Hong Kong), Ltd.,
 (Hong Kong)*	362,000
	1,977,153
China Mobile (Hong Kong), Ltd.,
 Sponsored ADR (Hong Kong)*	118,000
	 	3,200,750
Cosmote (a) (Greece)*	54,000
	861,062
Cosmote SA (Greece)*	4,100
	65,377
Nippon Telegraph & Telephone
 Corp. (Japan)	1,263
	9,092,451
NTT Mobile Communication Network,
 Inc. (Japan)	199
	3,429,234
Portugal Telecom SA (Portugal)*
	328,800	 	3,007,158
SK Telecom Co., Ltd. (South Korea)
	8,200	 	1,640,000
SK Telecom Co., Ltd.,
 Sponsored ADR (South Korea)	96,800
	 	2,280,850
Tele Danmark A/S (Denmark)	45,300
	 	1,847,874
Telecom Italia Mobile SpA (Italy)
	181,000	 	1,444,651
Telefonica SA (Spain)*	162,563
	2,686,580
Vodafone Group PLC
 (United Kingdom)	1,913,767
	7,025,366
	Total Telecommunication Services
	53,723,674
Utilities - 7.0%
Endesa SA (Spain)	210,800
	3,592,632
Hong Kong Electric Group
 (Hong Kong)	285,000
	1,052,348
Korea Electric Power
 (KEP) Corp. (South Korea)	125,230
	 	2,336,307
National Grid Group PLC
 (United Kingdom)	690,668
	6,284,321
National Power PLC
 (United Kingdom)	358,899
	1,347,021
Scottish Power PLC
 (United Kingdom)	670,000
	5,299,793
Suez Lyonnaise des Eaux (France)
	75,129	 	13,721,219
Veba AG (Germany)	139,661
	8,498,003
Vivendi Environnemt (France)*	86,400
	 	3,772,525
	Total Utilities	45,904,169
Total Common Stocks
	(cost $580,335,545)
	634,411,028
Other Investment Companies - 2.4%1
Calvert Cash Reserves
 Institutional Prime Fund, 6.64%
	5,574,152	 	5,574,152
Harris Insight Money
 Market Fund, 6.57%	1,098,250
	1,098,250
J.P. Morgan Institutional Money
 Market Fund, 6.51%	8,936,582
	8,936,582
Total Other Investment Companies
	(cost $15,608,984)
	15,608,984
Total Investments - 99.0%
	(cost $595,944,529)
	650,020,012
Other Assets, less Liabilities - 1.0%
	6,610,466
Net Assets - 100.0%	656,630,478
See Notes to Schedule of Portfolio
Investments on page 54.


Common Stocks - 101.9%
Consumer Discretionary - 11.7%
Asia Satellite Telecommunications
 Holdings, Ltd. (Hong Kong)	108,000
	 	224,316
Benpres Holdings
 Corp. (Phillipines)*	1,300,000
	75,400
Grupo Elektra SA de CV,
 Sponsored ADR (Mexico)	33,500
	276,375
Grupo Televisa SA, Sponsored
 GDR (Mexico)*	5,000	 	224,688
Li & Fung, Ltd. (Hong Kong)*	120,000
	 	217,701
Oriental Press Group,
 Ltd. (Hong Kong)*	892,800
	130,491
Resorts World Berhad (Malaysia)
	68,000	 	108,263
Vestel Electronic Sanayi ve
 Ticaret AS (Turkey)*	52,500,000
	193,850
	Total Consumer Discretionary
	1,451,084
Consumer Staples - 7.0%
Companhia de Bebidas das
 Americas (Ambev) (Brazil)	10,900
	 	280,675
Fomento Economico Mexicano
 SA de CV (Mexico)	29,000
	86,563
Fomento Economico Mexicano
 SA, Sponsored ADR (Mexico)	5,100
	152,362
Mavesa SA (Venezuala)	57,000
	342,000
	Total Consumer Staples	861,600
Energy - 5.4%
OAO Lukoil Holding,
 Sponsored ADR (Russia)	5,000
	185,000
Sasol, Ltd. (South Africa)	40,000
	 	258,755
Surgutneftegaz Jsc (Russia)	22,000
	 	228,800
	Total Energy	672,555
Financials - 20.9%
Akbank TAS (Turkey)	65,000,000
	412,129
Bank Leumi Le-Israel (Israel)	92,000
	 	213,196
Chinatrust Commmercial
 Bank (Taiwan)*	398,596
	239,495
Credicorp, Ltd. (Peru)	42,300
	253,800
H&CB ADR (South Korea)	32,730
	368,217
OTP Bank Rt. (Hungary)	4,000
	224,986
Public Bank Berhard (Malaysia)
	348,000	 	271,074
Samsung Securities Co.,
 Ltd. (South Korea)	7,200
	132,047
Uniao de Bancos Brasileiros
 SA, (Unibanco), Sponsored
 GDR (Brazil)	11,000
	323,812
Yapi ve Kredi Bankasi
 AS (Turkey)*	30,000,000
	154,407
	Total Financials	2,593,163
Industrials - 15.4%
Barlow, Ltd. (South Africa)	60,000
	 	377,428
Consorcio Ara SA de CV (Mexico)*
	225,000	 	266,771
Orascom Construction
 Ind. (Egypt)*	20,000
	241,645
Pliva d.d., registered shares
 GDR (Croatia)*	33,000
	382,800
Richter Gedeon Rt.,
 Sponsored GDR (Hungary)	3,500
	205,625
Samsung Electronics, Ltd., GDR
 representing 1/2 voting
 shares (a) (South Korea)	3,670
	259,653
Telekomunikacja Polska SA,
 Sponsored GDR (a) (Poland)*	13,113
	 	88,513
Telekomunikacja Polska SA,
 Sponsored GDR (Poland)	11,887
	80,237
	Total Industrials	1,902,672
Information Technology - 10.4%
Ambit Microsystems Corp. (Taiwan)
	28,000	 	118,780
ASE Test, Ltd. (Taiwan)*	9,400
	79,900
Hon Hai Precision Ind. (Taiwan)
	50,400	 	255,652
Magic Software Enterprises
 Ltd. (Israel)*	7,041	 	16,722
Prokom Software SA, Sponsored
 GDR (a) (Poland)*	3,000
	62,250
Reunert, Ltd. (South Africa)	180,000
	 	309,237
Shin Corp. Public Co.,
 Ltd. (Thailand)*	29,000
	106,912
Siliconware Precision Ind.
 Ltd. (Taiwan)*	21,986
	54,965
Siliconware Precision
 Ind. Co. (Taiwan)*	147,458
	81,921
Taiwan Semiconductor
 Manufacturing Co. (Taiwan)*	80,976
	 	194,372
Tioga Technologies, Ltd. (Israel)*
	6,000	 	10,688
	Total Information Technology
	1,291,399
Materials - 11.8%
Antofagasta PLC (Chile)	20,638
	135,784
BorsodChem Rt. (Hungary)	4,000
	95,814
Companhia Vale do Rio Doce,
 Sponsored ADR (Brazil)	10,300
	250,793
Hindalco Ind., Ltd.,
 Sponsored GDR (a) (India)	20,000
	 	357,000
KGHM Polska Miedz SA (Poland)*
	55,000	 	343,376
Pohang Iron & Steel Co.,
 Ltd. (South Korea)	4,550
	131,440
Siderca SAI.C. (Argentina)	75,000
	 	146,484
	Total Materials	1,460,691
Telecommunication Services - 16.3%
Celular CRT Participacoes
 SA, Preferred (Brazil)*	950,199
	 	306,987
China Mobile, Ltd.,
 Sponsored ADR (Hong Kong)*	9,000
	244,125
Orckit Communications, Ltd. (Israel)*
	6,000	 	12,375
Perusahaan Telekomunikasi
 (Indonesia)	50,000
	206,250
Philippine Long Distance Telephone
 Co., Sponsored ADR (Phillipines)
	11,000	 	195,938
SK Telecom Co., Ltd.,
 Sponsored ADR (South Korea)	10,000
	 	235,625
Tele Norte Leste
Participacoes SA (Brazil)	240
	5,476
Telefonos de Mexico SA,
 Sponsored ADR (Mexico)	6,870
	310,009
Telesp Celular Participacoes
 SA (Brazil)	11,190
	302,130
Videsh Sanchar
 Nigam, Ltd. (India)	16,350
	204,375
	Total Telecommunication Services
	2,023,290
Utilities - 3.0%
Huaneng Power International,
 Inc. (Hong Kong)	764,000
	369,771
Total Common Stocks
	(cost $14,029,073)
	12,626,225
Other Investment Companies - 0.0%4
J.P. Morgan Institutional Money
 Market Fund, 6.51%1 (cost $637)
	637	 	637
Total Investments - 101.9%
	(cost $14,029,710)
	12,626,862
Other Assets, less Liabilities -
(1.9%)			(237,099)
Net Assets - 100.0%
	12,389,763
See Notes to Schedules of Portfolio
Investments on page 54.


Corporate Bonds - 66.5%
Asset Backed - 3.2%
Community Program Loan Trust, 4.500%,
04/01/29	750,000	 	608,438
Nomura Asset Securities Corp., Series
1998-D6, Class A3, 7.227%, 03/17/28
	1,000,000	 	1,026,142
	Total Asset Backed
	1,634,580
Convertible Bonds - 10.1%
Loews Corp., Sub., 3.125%, 09/15/07
	2,335,000	 	2,059,774
Noram Energy, Sub., 6.000%, 03/15/12
	475,000	 	427,500
Thermo Electron Corp., 4.250%,
01/01/03 (a)	1,000,000
	997,500
Thermo Instrument System, 4.500%,
10/15/03 (a)	550,000
	525,937
Thermo Terratech, Inc., Euro-dollar,
Sub., 4.625%, 05/01/03	450,000
	414,000
Thermo Terratech, Inc., Sub., 4.625%,
05/01/03 (a)	456,000
	432,630
Xerox Corp., 0.570%, 04/21/18
	1,700,000	 	340,000
	Total Convertible Bonds
	5,197,341
Finance - 14.3%
Bell Atlantic Financial Services,
Euro-dollar, 5.750%, 04/01/03	750,000
	 	730,575
Camden Property Trust, 7.000%,
11/15/06	250,000	 	250,933
First Industrial L.P., 7.600%,
12/01/17	1,750,000
	1,499,943
First Industrial L.P., Medium Term,
7.500%, 12/01/17	1,145,000
	1,023,046
Highwoods/Forsyth L.P., Senior,
7.500%, 04/15/18	2,250,000
	1,928,183
Keycorp Capital II, 6.875%, 03/17/29
	500,000	 	387,470
Lehman Brothers, Inc., 6.625%,
02/15/08	500,000	 	478,456
Meditrust, 7.000%, 08/15/07	500,000
	 	370,000
Spieker Properties, Inc., 7.350%,
12/01/17	250,000	 	228,696
U.S. West Capital Funding Inc.,
6.875%, 07/15/28	500,000
	441,590
	Total Finance	7,338,892
Industrials - 38.9%
Anadarko Petroleum Corp., 6.625%,
01/15/28 	500,000	 	454,200
Anadarko Petroleum Corp., 7.200%,
03/15/29	750,000	 	734,141
APL, Ltd., 8.000%, 01/15/24	250,000
	 	128,468
Atlas Air, Inc., Series B, 7.680%,
01/02/14	971,181	 	969,656
Baker Hughes Inc., 0.000%, 05/05/085
	1,550,000	 	1,360,590
Bausch & Lomb, Inc., 7.125%, 08/01/28
	500,000	 	280,710
Dell Computer Corp., 7.100%, 04/15/28
	750,000	 	663,285
Delphi Automotive Sytems, 7.125%,
05/01/29	700,000	 	593,367
Delta Air Lines, 8.300%, 12/15/29
	500,000	 	434,206
Ford Motor Co., 6.375%, 02/01/29
	2,000,000	 	1,636,448
Georgia-Pacific Corp., 7.750%,
11/15/29	925,000	 	736,195
Georgia-Pacific Corp., 7.250%,
06/01/28	500,000	 	375,289
Global Marine, 7.000%, 06/01/28
	250,000	 	230,437
International Paper Co., 6.875%,
11/01/23	500,000	 	442,655
International Paper Co., 6.875%,
04/15/29	500,000	 	436,588
Kellwood Co., 7.625%, 10/15/17
	250,000	 	142,558
Kmart Corp., 7.950%, 02/01/23	500,000
	 	345,021
Kmart Funding Corp., 8.800%, 07/01/10
	457,620	 	406,673
Lockheed Martin Corp., 7.750%,
05/01/26	250,000	 	260,719
Lockheed Martin Corp., 8.500%,
12/01/29	500,000	 	567,403
MacMillan Bloedel, Ltd., 7.700%,
02/15/26	1,350,000
	1,236,897
Pennzoil-Quaker State, 7.375%,
04/01/29	250,000	 	193,370
Pepsi Bottling Group Inc., Senior,
7.000%, 03/01/29	600,000
	595,582
Philip Morris Cos., Inc., 7.750%,
01/15/27	850,000	 	789,786
Pioneer-Standard Electronics, Inc.,
Senior, 8.500%, 08/01/06	250,000
	 	242,187
Pulte Corp., 7.625%, 10/15/17	500,000
	 	371,540
Raytheon Co., 7.200%, 08/15/27
	1,000,000	 	966,377
Sears Roebuck Acceptance, 6.250%,
05/01/09	550,000	 	509,977
Sears Roebuck Acceptance, 6.500%,
12/01/28	250,000	 	203,782
Security Capital Group, 7.700%,
06/15/28	750,000	 	627,600
Sprint Capital Corp., 6.875%, 11/15/28
	2,050,000	 	1,639,891
Time Warner Inc., 6.625%, 05/15/29
	250,000	 	226,638
Trinet Corporate Realty Trust, Inc.,
Senior, 7.700%, 07/15/17  	500,000
	 	330,964
TRW, Inc., 6.650%, 01/15/28	250,000
	 	180,270
Westvaco Corp., 7.000%, 08/15/23
	350,000	 	300,320
Woolworth Corp., 8.500%, 01/15/22
	570,000	 	364,800
	Total Industrials	19,978,590
Total Corporate Bonds
	(cost $36,167,080)
	34,149,403
Foreign Corporate Obligations - 13.1%
Cerro Negro Finance, Ltd., 7.900%,
12/01/20 (a)	USD	500,000
	425,570
Compania De Transporte Energia,
Senior, 9.250%, 04/01/08 (a)	USD
	700,000	 	567,000
Empresa Nacional De Electricid,
Yankee, 7.875%, 02/01/27	USD
	250,000	 	215,180
International Bank Reconstruction &
Development, 0.000%, 08/20/075
	NZD	2,000,000	 	576,843
Korea Electric Power Corp., Yankee,
7.400%, 04/01/16	USD	970,226
	933,894
Loxley Public Co., Euro-dollar,
2.500%, 04/04/01	USD	400,000
	140,000
Magna International Inc., Yankee,
4.875%, 02/15/05	USD	750,000
	660,000
PDVSA Finance, Ltd., Series 98-1,
7.500%, 11/15/28	USD	1,000,000
	766,295
PDVSA Finance, Ltd., Series 98-1,
7.400%, 08/15/16	USD	300,000
	238,868
Pemex Finance Ltd., 8.875%, 11/15/10
	USD	500,000	 	514,315
Samsung Electronics Ltd., Sinking
Fund, 7.700%, 10/01/27 (a)	USD
	500,000	 	386,250
Telekom Malaysia Berhad, 7.875%,
08/01/25 (a)	USD	500,000
	447,500
Tenaga Nasional Berhad, 7.500%,
11/01/25 (a)	USD	1,000,000
	853,081
Total Foreign Corporate Obligations
	(cost $7,169,039)	6,724,796
Foreign Government and Agency
Obligations - 8.3%
British Columbia Province, Generic
Residual, 0.000%, 08/23/245	CAD
	9,925,000	 	1,501,617
Manitoba Province, Medium Term,
6.500%, 09/22/17	CAD	1,800,000
	1,252,621
Ontario Hydro, 0.000%, 10/15/215
	CAD	1,700,000	 	304,171
Province of Alberta, Series CS,
Sinking Fund, 5.930%, 09/16/16
	CAD	250,040	 	170,303
Republic of South Africa, Yankee,
8.500%, 06/23/17	USD	1,175,000
	1,054,563
Total Foreign Government and Agency
Obligations
	(cost $4,090,988)	4,283,275
Federal National Mortgage Association
- 3.6%
6.000%, 7/01/29	229,478
	222,233
6.500%, 03/01/29	1,675,802
	1,652,760
Total Federal National Mortgage
Association
	(cost $1,819,045)	1,874,993
Preferred Stock - 2.1%
Carramerica Realty Corp., 8.550%
	200	 	4,175
Entergy Louisiana, Inc., 4.440%
	226	 	13,617
Entergy New Orleans, Inc., 4.750%
	482	 	29,131
Equity Residential Properties, 7.25%
	2,500	 	62,344
EVI Inc., 5.000%	7,500	 	371,250
Pacific Gas & Electric Co., 5.000%
	25,100	 	326,300
Southern California Edison Co., 4.32%
	10,000	 	93,750
Union Electric Co., 3.500%	350
	16,252
Wisconsin Electric Power Co., 3.600%
	3,746	 	168,570
Total Preferred Stock
	(cost $1,111,436)	1,085,389
Other Investment Companies - 4.5%
JPM Institutional Money Market Fund,
6.51%1
	(cost $2,288,346)	2,288,346
	2,288,346
Total Investments - 98.1%
	(cost $52,645,934)
	50,406,202
Other Assets, less Liabilities - 1.9%
	976,605
Net Assets - 100.0%	51,382,807

Security Ratings (unaudited)
The composition of long-term debt
holdings as a percentage of the total
value of investments in
securities is as follows:
S&P's/Moody's Ratings
Gov't/AAA	5%	BBB	50%
AA	3	BB	3
A	24		Not Rated	15
	100%
See Notes to Schedules of Portfolio
Investments on page 54.


Foreign Government and Agency
Obligations - 63.3%
Bundes, Series 98, 5.250%, 01/04/08
	EUR	2,390,000
	2,307,496
Bundes, Series 98, 5.250%, 07/04/10
	EUR	2,519,000
	2,430,387
Bundes, Series 99, 3.000%, 06/15/01
	EUR	200,000	 	186,316
Bundes, Series 99, 3.750%, 01/04/09
	EUR	150,000	 	130,793
Canadian Government, 5.500%, 06/01/09
	CAD	1,000,000	 	671,079
Canadian Government, 5.500%, 06/01/10
	CAD	700,000	 	469,979
Denmark Government, 8.000%, 03/15/06
	DKK	2,200,000	 	314,375
Government of France, 5.500%, 10/25/10
	EUR	1,000,000	 	970,926
Hellenic Republic, 6.000%, 05/19/10
	GRD	258,000,000	 	738,411
Buoni Poliennali Del Tes, 5.000%,
05/01/08	EUR	630,000
	590,308
Buoni Poliennali Del Tes, 5.500%,
11/01/10	EUR	2,110,000
	2,030,822
Kingdom of Denmark, 6.000%, 11/15/09
	DKK	1,730,000	 	230,747
Kingdom of Denmark, 6.000%, 11/15/11
	DKK	3,610,000	 	485,000
Kingdom of Norway, 5.500%, 05/15/09
	NOK	2,200,000	 	241,959
Kingdom of Norway, 6.750%, 01/15/07
	NOK	2,880,000	 	338,024
Netherlands Government, 3.750%,
07/15/09	EUR	1,576,000
	1,358,515
Netherlands Government, 5.250%,
07/15/08	EUR	674,317
	648,063
Netherlands Government, 5.750%,
02/15/07	EUR	250,000
	246,957
Total Foreign Government and Agency
Obligations
	(cost $13,057,285)
	14,390,157
Foreign Corporate Obligations - 1.8%
Bank of Scotland, 7.700%, 08/15/10
(cost $397,610) (a)	USD	400,000
	 	418,996
U.S. Treasury Notes - 27.4%
3.875%, 01/15/096	USD	636,552
	641,721
5.750%, 08/15/10	USD	3,476,000
	3,642,744
5.750%, 11/15/05	USD	150,000
	154,899
6.250%, 05/15/30	USD	511,000
	570,082
6.500%, 02/15/10	USD	1,103,000
	1,206,748
Total U.S. Treasury Notes
	(cost $6,003,706)	6,216,194
Corporate Bonds - 3.5%
Asset Backed - 0.9%
AT&T Universal Card Master Trust,
Series 1996-3, Class A, 09/17/03
	USD	200,000	 	200,094
Finance - 1.7%
Citigroup, Inc., 7.250%, 10/01/10
	USD	100,000	 	103,037
IBM Corp., 4.980%, 09/26/026	EUR
	200,000	 	187,575
National Westminster Bank, 9.450%,
05/01/01	USD	100,000
	100,823
	Total Finance	391,435
Industrials - 0.9%
Unilever Capital Corp., 7.125%,
11/01/10	USD	200,000
	209,524
Total Corporate Bonds
	(cost $779,792)	801,053
Other Investment Companies - 0.1%
JPM Institutional Money Market Fund,
6.51%1, (cost $4,361)	USD	4,361
	4,361
Total Investments - 96.1%
	(cost $21,311,155)
	21,830,761
Other Assets, less Liabilities - 3.9%
	891,852
Net Assets - 100.0%	22,722,613
See Notes to Schedules of Portfolio
Investments on page 54.


Corporate Bonds - 70.6%
Asset Backed - 26.0%
Advanta Mortgage Loan Trust, Series
97-4, Class A4, Ambac insured, 6.660%,
03/25/22	87,268	 	87,350
American Expredit Credit Account
Master Trust, 2000-1 A, 7.400%,
09/17/07	350,000	 	365,700
Americredit Auto Receivables, Series
99-B, Class A4, 5.960%, 03/12/06
	350,000	 	351,264
BankBoston Home Equity Loan Trust,
6.220%, 02/25/13	277,921
	276,570
Capital One Master Trust, 5.430%,
01/15/07	400,000	 	395,304
Citibank Credit Card Issuance Trust,
6.900%, 10/17/07	175,000
	180,784
Citibank Credit Card Master Trust I,
5.500%, 02/15/06	325,000
	320,827
Daimler Chrysler Auto Trust, 7.230%,
01/06/05 	300,000	 	309,280
Delta Funding Home Equity Loan Trust,
Series 98-2, Class A3F, 6.240%,
05/15/25	500,000	 	499,680
EQCC Home Equity Loan Trust, Series
1997-1, Class A7, FGIC insured,
7.120%, 05/15/28	305,828
	311,187
Green Tree Financial Corp., Series 98-
1, Class A3, 5.950%, 04/01/13	282,783
	 	282,077
Green Tree Financial Corp., Series 98-
6, Class A3, 5.930%, 04/01/09	91,320
	 	91,206
IMC Home Equity Loan Trust, Series 98-
1, Class A3, 6.410%, 04/20/18	242,419
	 	240,600
Indymac Manufactured Housing Contract,
Series 98-2, Class A2, 6.170%,
12/25/11	257,154	 	255,832
Oakwood Mortgage Investors Inc.,
Series 97-A, Class A3, 6.650%,
05/15/27	114,927	 	114,709
Residential Asset Securities Corp.,
Series 00-KS1, Class AI2, 7.615%,
12/25/14	205,694	 	206,169
Residential Asset Securities Corp.,
Series 99-KS1, Class AI2, 6.000%,
04/25/20	355,000	 	352,724
Toyota Auto Receivables Owner Trust,
2000-A A4, 7.210%, 04/15/07	310,000
	 	320,035
UCFC Loan Trust, Series 93-B1, Class
A1, FGIC insured, 6.075%, 07/25/14
	65,111	 	64,810
Vendee Mortgage Trust, Series 1995-1C,
Class 3H, 8.000%, 11/15/03	350,000
	 	355,359
	Total Asset Backed
	5,381,467
Finance - 28.4%
American Health Properties, Inc.,
7.050%, 01/15/02	350,000
	345,639
Associates Corp NA, 5.750%, 11/01/03
	400,000	 	394,596
Avalon Bay Communities, Senior,
6.500%, 07/15/03	300,000
	297,285
Conseco Inc., 6.400%, 02/10/03
	300,000	 	228,000
Crestar Financial Corp., 8.750%,
11/15/04	300,000	 	323,012
Dime Bancorp, Inc., 9.000%, 12/19/02
	150,000	 	150,852
EOP Operating L.P., 6.375%, 02/15/03
	200,000	 	198,491
First Union Corp., 6.950%, 11/01/04
	350,000	 	354,152
FleetBoston Financial Corp., 7.250%,
09/15/05	350,000	 	362,379
Florida Windstorm Underwriters,
6.500%, 08/25/02 (a)	350,000
	346,854
Ford Motor Credit Co., 6.700%,
07/16/04	375,000	 	374,786
General Electric Corp., 5.650%,
03/31/03	375,000	 	372,526
General Motors Acceptance Corp.,
6.850%, 06/17/04	200,000
	199,936
Golden State Holdings, 6.750%,
08/01/01	150,000	 	148,910
IBM Credit Corp., Medium Term, 6.450%,
11/12/02	350,000	 	352,762
Lehman Brothers Holdings Inc., 7.750%,
01/15/05	350,000	 	361,628
Mellon Bank NA, 6.750%, 06/01/03
	250,000	 	253,458
Nisource Finance Corp., 7.500%,
11/15/03	200,000	 	205,252
Norwest Financial, Inc., Senior,
6.375%, 09/15/02	250,000
	250,810
US Bancorp, 6.875%, 12/01/04	350,000
	 	354,841
	Total Finance	5,876,169
Industrials - 12.5%
Comdisco, Inc., 6.130%, 08/01/01
	350,000	 	325,500
Compaq Computer Corp., 7.650%,
08/01/05	200,000	 	201,169
Cox Communications, Inc., 6.150%,
08/01/03 	350,000	 	343,123
CSX Corp., 5.850%, 12/01/03	150,000
	 	147,282
Daimler Chrysler NA Holdings, 7.750%,
05/27/03	100,000	 	101,257
Kaufman & Broad Home Corp., Senior,
7.750%, 10/15/04	150,000
	139,500
Qwest Communications International,
Inc., Series B, Stepup, 0.000%,
02/01/085	225,000	 	190,976
Royal Caribbean Cruises, Ltd., Senior,
8.125%, 07/28/04	325,000
	325,640
TRW, Inc., 6.625%, 06/01/04	200,000
	 	189,558
WMX Technologies Inc., 7.100%,
08/01/26	250,000	 	246,626
Worldcom, Inc., 7.875%, 05/15/03
	375,000	 	379,510
	Total Industrials	2,590,141
Utilities - 3.7%
Cleveland Electric Illuminating Co.,
7.430%, 11/01/09	25,000
	25,508
Cleveland Electric Illuminating Co.,
9.500%, 05/15/02	100,000
	102,036
Duke Energy Corp., 7.125%, 09/03/02
	300,000	 	304,311
Niagara Mohawk Power Corp., Series E,
7.375%, 07/01/03	113,415
	115,315
Texas Utilities Electric, 8.250%,
04/01/04	200,000	 	210,280
	Total Utilities	757,450
Total Corporate Bonds
	(cost $14,626,407)
	14,605,227
U.S. Government and Agency Obligations
- 20.5%
FHLMC Gold Pool, 6.000%, 07/01/11
	392,656	 	389,789
FNMA, 5.125%, 02/13/04	850,000
	837,250
FNMA, 5.625%, 05/14/04	2,300,000
	2,296,044
FNMA, 6.625%, 10/15/07	400,000
	417,436
USTN, 6.125%, 12/31/01	150,000
	150,906
USTN, 6.625%, 04/30/02	150,000
	152,367
Total U.S. Government and Agency
Obligations
	(cost $4,139,349)	4,243,792
Foreign Corporate Obligations - 5.7%
Amvescap PLC, 6.600%, 05/15/05
	200,000	 	198,221
Banco Latinomericano SA, 6.500%,
04/02/01 (a)	250,000
	249,855
Brascan, Ltd., 7.375%, 10/01/02
	225,000	 	220,124
Deutsche Telekom International
Finance, 7.750%, 06/15/05	200,000
	 	204,033
Tyco International Group SA, 6.250%,
06/15/03	300,000	 	297,091
Total Foreign Corporate Obligations
	(cost $1,165,814)	1,169,324
Short-Term Investments - 2.3%
Commercial Paper - 1.7%
Lucent Technologies, Inc., 7.229%,
03/30/01	350,000	 	343,960
Other Investment Companies - 0.6%
JPM Institutional Money Market Fund,
6.51%1	149,295	 	149,294
Total Short-Term Investments
	(cost $493,254)	493,254
Total Investments - 99.1%
	(cost $20,424,824)
	20,511,597
Other Assets, less Liabilities - 0.9%
	178,549
Net Assets - 100.0%	20,690,146
Security Ratings (unaudited)
The composition of long-term debt
holdings as a percentage of the total
value of investments in
securities is as follows:
	S&P's/Moody's Ratings
	Gov't/AAA	24	%
	AA	3
	A	24
	BBB	19
	BB	2
	Not Rated	28
		100	%

See Notes to Schedules of Portfolio
Investments on page 54.

The following footnotes and
abbreviations are reference points for
the Statements of Portfolio
Investments on pages 37 through 53:

At December 31, 2000, the cost of
securities for Federal income tax
purposes and the gross
aggregate unrealized appreciation
and/or depreciation based on tax cost
were approximately as
follows:
	Fund		Cost
	Appreciation
	Depreciation
	Net
	Income Equity	$
50,951,914	$   9,429,643	$
(2,363,106)	$   7,066,537
	Capital Appreciation
	281,830,829	24,028,657
	(21,271,059)	2,757,598
	Small Company	24,634,677
	3,416,990	(1,754,273)
	1,662,717
	Special Equity	2,010,797,268
	465,392,243	(269,192,193)
	196,200,050
	International Equity
	600,320,531	94,099,675
	(44,400,194)	49,699,481
	Emerging Markets	14,029,710
	1,272,922	(2,675,770)
	(1,402,848)
	Bond	52,645,934	1,916,458
	(4,156,190)	(2,239,732)
	Global Bond	21,505,377
	1,828,893	(1,503,509)	325,384
	Short and Intermediate Bond
	20,424,824	287,709
	(200,936)	86,773

* Non-income-producing security
(a)	Security exempt from
registration under Rule 144A of the
Securities Act of 1933.  This security
may be resold in transactions exempt
from registration, normally to
qualified buyers.  At
December 31, 2000, the value of these
securities amounted to the following:
	Fund	Market Value	% of Net
Assets
	International Equity
	$4,294,976	0.7%
	Emerging Markets	767,416
	6.2%
	Bond	4,635,468	9.0%
	Global Bond	418,996	1.8%
	Short and Intermediate Bond
	596,709	2.9%
1 Yields shown for each investment
company represent the December 31,
2000, seven-day average
yield, which refers to the sum of the
previous seven days' dividends paid,
expressed as an annual
percentage.
2 Some or all of these shares were out
on loan to various brokers as of
December 31, 2000,
amounting to:
	Fund	Market Value	% of Net
Assets
	Capital Appreciation	$
4,323,907	1.5%
	Special Equity	72,979,150
	3.4%
3 	Collateral received from brokers
for securities lending were invested
in these short-term
investments.
4 Less than 0.05%.
5 Zero coupon security.
6 Variable rate security.  Coupon rate
disclosed is that in effect at
December 31, 2000.

Investments Definitions and
Abbreviations:
ADR/GDR:	Securities whose value is
determined or significantly influenced
by trading on
exchanges not located in the United
States or Canada.  ADR after the name
of a holding
stands for American Depositary
Receipt, representing ownership of
foreign securities on
deposit with a domestic custodian
bank; a GDR (Global Depositary
Receipt) is
comparable, but foreign securities are
held on deposit in a non-U.S. bank.
Sponsored
ADR/GDRs are initiated by the
underlying foreign company.
AMBAC: Ambac Assurance Corp.
FGIC: Financial Guaranty Insurance Co.
FHLMC: Federal Home Loan Mortgage
Corp.
FNMA: Federal National Mortgage
Association
New York registered shares: A security
whose shares are registered on the New
York Stock
Exchange.
Registered shares: A security whose
owner has been recorded with its
issuer or issuer's registrar.
USTN: United States Treasury Notes
Yankee Bond: A foreign bond
denominated in U.S. dollars and
registered with the Securities and
Exchange Commission for sale in the
United States.
Abbreviations have been used
throughout the portfolios to indicate
amounts shown in currencies
other than the U.S. Dollar (USD):
	CAD:	Canadian Dollar
	DKK:	Danish Krone
	EUR:	euro
	GRD:	Greek Drachma
	NOK:	Norwegian Krone
	NZD:	New Zealand Dollar
















Managers





Managers







Managers

Managers

Managers

Managers

Managers

Emerging



Managers

Short and







Income

Capital

Small

Special

International

Markets

Managers

Global

Intermediate







Equity

Appreciation

Company

Equity

Equity

Equity

Bond

Bond

Bond







 Fund

 Fund

 Fund

 Fund

 Fund

 Fund

 Fund

 Fund

 Fund



Assets:





















Investments at value*
 $ 58,018,451

 $284,588,427

 $26,297,394

 $ 2,206,997,318

 $ 650,020,012

 $ 12,626,862

 $ 50,406,202

 $ 21,830,761

 $20,511,597




Cash
             587

                -

            576

                   -

                -

               -

          3,777

       126,783

          2,667




Foreign currency**
               -

                -

              -

                   -

      1,893,730

       492,520

               -

       364,988

              -




Receivable for investments sold
       645,665

    13,944,861

        31,433

       22,520,956

     15,645,536

               -

         38,369

     1,637,220

              -




Receivable for Fund shares sold
         92,415

      1,376,555

       120,026

       27,795,437

      2,172,766

         22,742

       270,916

         25,682

        13,708




Receivable for open forward foreign
currency contracts
               -

                -

              -

                   -

     30,592,659

       283,478

               -

   21,965,271

              -




Dividends, interest and other
receivables
         72,752

          79,697

          1,609

           807,975

      1,106,505

         25,500

       866,428

       514,224

       267,383




Prepaid expenses
          6,800

          25,324

          1,036

           119,931

          47,452

          1,625

          8,729

          2,826

          5,930




Deferred organization expenses
               -

                -

              -

                   -

                -

          4,285

               -

               -

              -





























Total assets
   58,836,670

   300,014,864

   26,452,074

   2,258,241,617

   701,478,660

   13,457,012

   51,594,421

   46,467,755

   20,801,285



























Liabilities:





















Payable to Custodian
               -

      1,730,744

              -

                   -

                -

       513,929

               -

               -

              -




Payable for Fund shares repurchased
       145,847

      2,191,813

          1,200

       15,480,583

      5,784,260

       203,837

         32,941

          1,919

        51,336




Payable upon return of securities
loaned
               -

      4,832,018

              -

       77,294,107

                -

               -

               -

               -

              -




Payable for investments purchased
     1,278,894

      4,301,181

       687,445

       30,620,042

      9,239,757

          2,532

         94,372

     1,259,651

              -




Payable for open forward foreign
currency contracts
               -

                -

              -

                   -

     28,686,766

       287,723

               -

   22,356,632

              -




Payable for closed forward foreign
currency contracts, net
               -

                -

              -

                   -

                -

               -

               -

         59,926

              -




Accrued expenses:






















Investment advisory and management
fees
         35,031

        199,633

        30,154

         1,582,522

         496,022

          8,275

         26,705

         13,514

          8,750





Administrative fees
         11,677

          62,385

          4,897

           439,589

         137,784

          2,758

         10,682

          3,861

          4,375





Other
         65,463

        182,300

        22,981

           448,569

         503,593

         48,195

         46,914

         49,639

        46,678





























Total liabilities
     1,536,912

    13,500,074

       746,677

      125,865,412

     44,848,182

     1,067,249

       211,614

   23,745,142

       111,139



























Net Assets
 $ 57,299,758

 $286,514,790

 $25,705,397

 $ 2,132,376,205

 $ 656,630,478

 $ 12,389,763

 $ 51,382,807

 $ 22,722,613

 $20,690,146



























Shares outstanding
     2,066,228

      6,695,457

    2,767,399

       27,759,546

     13,298,749

     1,286,718

     2,362,704

     1,197,274

    1,077,854



























Net asset value, offering and
redemption price per share
 $27.73

 $42.79

 $9.29

 $76.82

 $49.38

 $9.63

 $21.75

 $18.98

 $19.20



























Net Assets Represent:





















Paid-in capital
 $ 50,415,514

 $321,009,836

 $26,869,977

 $ 1,901,823,107

 $ 606,811,950

 $ 14,320,499

 $ 53,553,999

 $ 23,340,674

 $31,240,081




Undistributed (overdistributed) net
investment income (loss)
          8,574

                -

              -

           895,101

     (2,895,498)

               -

          2,948

       (88,230)

              -




Accumulated net realized gain (loss)
from investments






















and foreign currency transactions
      (947,260)

   (43,618,099)

   (2,894,553)

       19,999,900

     (3,386,265)

      (518,632)

         65,239

      (686,050)

 (10,636,708)




Net unrealized appreciation
(depreciation) of investments






















and foreign currency contracts and
translations
     7,822,930

      9,123,053

    1,729,973

      209,658,097

     56,100,291

   (1,412,104)

   (2,239,379)

       156,219

        86,773


1175174
























Net Assets
 $ 57,299,758

 $286,514,790

 $25,705,397

 $ 2,132,376,205

 $ 656,630,478

 $ 12,389,763

 $ 51,382,807

 $ 22,722,613

 $20,690,146




























*
Investments at cost
 $ 50,195,521

 $275,465,374

 $24,567,421

 $ 1,997,339,221

 $ 595,944,529

 $ 14,029,710

 $ 52,645,934

 $ 21,311,155

 $20,424,824



**
Foreign currency at cost
               -

                -

              -

                   -

      1,810,907

       497,654

               -

       355,840

              -















































































0

0

0

0

(1,941,985)

(488,398)

(353)

7,547

0
Check






























105,371

418,994

56,996

2,350,749

1,089,947

53,318

75,572

64,188

53,873



















































Unrealized App/Dep on Currency:




















 Spot Sales








             (151)





       (20,314)





 Spot Purchases








                19





               -





 Open Forwards - Gain








      1,905,893





 Used #s from





 Open Forwards - Loss










          4,245



 Forward Proof














































Managers





Managers





Managers

Managers

Managers

Managers

Managers

Emerging



Managers

Short and





Income

Capital

Small

Special

International

Markets

Managers

Global

Intermediate





Equity

Appreciation

Company

Equity

Equity

Equity

Bond

Bond

Bond





 Fund

 Fund

 Fund*

 Fund

 Fund

 Fund

 Fund

 Fund

 Fund

Investment Income:



















Dividend income
 $  778,212

 $       378,141

 $       2,134

 $    8,044,839

 $ 11,434,203

 $    217,656

 $    65,348

 $          -

 $          -


Interest income
     143,612

         844,217

        71,536

     13,860,734

      2,458,256

        28,042

   3,277,094

   1,180,220

   1,284,787


Foreign withholding tax
       (1,741)

          (14,374)

              -

              (626)

    (1,443,115)

      (16,215)

       (2,465)

         (182)

          (441)


Security lending fees
           894

         203,139

              -

         687,974

               -

              -

           673

             -

           333

























Total investment income
920,977

1,411,123

73,670

22,592,921

12,449,344

229,483

3,340,650

1,180,038

1,284,679























Expenses:



















Investment advisory and management
360,754

2,742,768

77,643

18,454,429

6,144,937

160,725

257,846

149,157

94,070


Administrative
120,251

857,115

21,567

5,126,230

1,706,927

34,940

103,138

42,616

47,035


Transfer agent
       63,150

         389,408

         7,670

       1,081,184

        626,853

        63,971

       49,996

       37,900

       26,673


Custodian
       54,560

         124,927

        19,845

         624,400

        879,693

        38,463

       25,086

       38,110

       16,229


Professional
       28,086

           55,195

        15,395

         130,806

          80,226

        22,934

       27,166

       32,442

       36,216


Registration
       13,911

           40,259

         4,555

         117,177

          49,408

        12,055

       14,901

       11,678

       11,051


Trustees
        2,990

           13,831

            447

           94,435

          33,407

            567

        2,279

        1,152

           990


Insurance
        2,353

             5,653

             57

           43,203

          22,011

            319

        1,288

           911

           682


Amortization of organization expense
            -

                 -

              -

                 -

               -

         2,302

            -

             -

             -


Miscellaneous
       15,351

           82,307

         1,178

         264,800

        119,870

        10,284

       11,751

        5,800

         3,974

























Total expenses before offsets
661,406

4,311,463

148,357

25,936,664

9,663,332

346,560

493,451

319,766

236,920


Less:
Fee waivers
            -

                 -

              -

                 -

               -

      (67,647)

            -

             -

             -




Expense reimbursement
            -

                 -

      (21,755)

                 -

               -

              -

            -

             -

             -




Expense reductions
     (34,861)

          (85,661)

      (14,452)

        (132,985)

        (56,111)

        (1,503)

       (3,089)

       (6,895)

          (364)
























Net expenses
626,545

4,225,802

112,150

25,803,679

9,607,221

277,410

490,362

312,871

236,556

























Net investment income (loss)
294,432

(2,814,679)

(38,480)

(3,210,758)

2,842,123

(47,927)

2,850,288

867,167

1,048,123























Net Realized and Unrealized Gain
(Loss):



















Net realized gain (loss) on investment
transactions
   3,055,895

    (21,235,794)

  (2,894,553)

    210,592,528

    71,017,034

      330,273

       70,244

    (302,744)

    (144,631)


Net realized loss on foreign currency




















contracts and transactions
            -

                 -

              -

                 -

       (997,271)

      (21,966)

       (1,780)

 (2,302,176)

             -


Net unrealized appreciation
(depreciation) of investments
   1,631,624

    (77,399,119)

    1,729,973

  (323,134,974)

 (132,546,048)

  (4,675,691)

     746,732

   1,829,555

      481,651


Net unrealized appreciation
(depreciation) of




















foreign currency contracts and
translations
            -

                 -

              -

                 -

      2,046,741

        (9,257)

         (146)

    (361,172)

             -

























Net realized and unrealized gain
(loss)
4,687,519

(98,634,913)

(1,164,580)

(112,542,446)

(60,479,544)

(4,376,641)

815,050

(1,136,537)

337,020























Net Increase (Decrease) in Net Assets



















Resulting from Operations
 $4,981,951

 $(101,449,592)

 $(1,203,060)

 $(115,753,204)

 $(57,637,421)

 $(4,424,568)

 $3,665,338

 $ (269,370)

 $ 1,385,143

*Investment operations commenced June
19, 2000.












































3,055,895

(21,235,794)

(2,894,553)

210,592,528

70,019,763

308,307

68,464

(2,604,920)

(144,631)





1,631,624

(77,399,119)

1,729,973

(323,134,974)

(130,499,307)

(4,684,948)

746,586

1,468,383

481,651












































































































































Managers Income Equity
Fund

Managers Capital
Appreciation Fund

Managers
Small
Company
Fund*

Managers Special Equity Fund

Managers International Equity
Fund

Managers Emerging
Markets Equity Fund

Managers Bond Fund

Managers Global Bond
Fund

Managers
Short and
Intermediate
Bond Fund





2000

1999

2000

1999


2000


2000

1999

2000

1999

2000

1999

2000

1999

2000

1999

2000

1
9
9
9

Increase (Decrease) in Net Assets




































From Operations:





































Net investment income (loss)
 $     294,432

 $     527,337

 $  (2,814,679)

 $  (1,099,872)


 $    (38,480)


 $     (3,210,758)

 $     (4,841,730)

 $      2,842,123

 $      3,986,809

 $     (47,927)

 $      26,581

 $  2,850,288

 $  2,174,397

 $     867,167

 $     783,993

 $  1,048,123


$

9
6
0
,
2
1
6



Net realized gain (loss) on
investments






































and foreign currency transactions
     3,055,895

     8,248,709

   (21,235,794)

     42,947,204


   (2,894,553)


     210,592,528

      174,421,927

       70,019,763

       35,317,046

       308,307

     1,115,506

         68,464

       329,556

   (2,604,920)

      (618,370)

      (144,631)


(
2
0
2
,
0
6
7
)


Net unrealized appreciation
(depreciation)






































of investments and foreign






































currency translations
     1,631,624

   (6,175,222)

   (77,399,119)

     65,219,481


    1,729,973


    (323,134,974)

      356,613,714

    (130,499,307)

     109,375,735

   (4,684,948)

     3,932,126

       746,586

   (1,239,846)

     1,468,383

   (2,389,756)

       481,651


(
3
5
6
,
5
8
8
)











































Net increase (decrease) in net assets







































resulting from operations
     4,981,951

     2,600,824

 (101,449,592)

   107,066,813


   (1,203,060)


    (115,753,204)

      526,193,911

     (57,637,421)

     148,679,590

   (4,424,568)

     5,074,213

     3,665,338

     1,264,107

      (269,370)

   (2,224,133)

     1,385,143


4
0
1
,
5
6
1










































Distributions to Shareholders:





































From net investment income
      (289,804)

      (524,821)

                -

                -


              -


                  -

                   -

       (3,012,044)

       (4,081,802)

               -

       (25,422)

   (2,863,976)

   (2,179,563)

      (148,984)

      (461,005)

   (1,056,122)


(
9
5
9
,
0
1
0
)


From net realized gain on investments
   (4,258,155)

   (5,593,496)

   (28,476,463)

   (25,681,317)


              -


    (285,223,472)

      (46,045,625)

     (49,949,726)

     (24,490,724)

   (1,297,253)

               -

      (334,127)

      (123,589)

               -

      (212,152)

               -


-












































Total distributions to shareholders
   (4,547,959)

   (6,118,317)

   (28,476,463)

   (25,681,317)


              -


    (285,223,472)

      (46,045,625)

     (52,961,770)

     (28,572,526)

   (1,297,253)

       (25,422)

   (3,198,103)

   (2,303,152)

      (148,984)

      (673,157)

   (1,056,122)


(
9
5
9
,
0
1
0
)








































From Capital Share Transactions:





































Proceeds from sale of shares
   25,183,597

   14,667,822

   338,359,895

   141,945,105


   28,283,464


   2,011,794,003

   1,339,252,873

   1,194,624,608

   1,092,699,983

   16,758,727

     7,151,953

   39,869,992

   16,911,450

   12,313,737

   10,011,840

   11,253,327


7
,
0
0
3
,
2
4
3



Net asset value of shares issued






































in connection with reinvestment






































of dividends and distributions
     4,442,089

     5,824,403

    26,323,429

     24,514,976


              -


     262,250,385

       40,517,245

       39,816,726

       22,987,277

     1,217,954

         21,982

     3,046,206

     2,149,195

       143,139

       649,992

       997,935


8
8
0
,
0
1
3



Cost of shares repurchased
  (15,231,355)

  (43,894,423)

 (196,729,819)

   (87,549,367)


   (1,375,007)


  (1,283,841,313)

  (1,276,707,583)

 (1,171,420,608)

 (1,084,411,449)

  (12,299,073)

   (4,466,024)

  (25,389,952)

  (27,361,625)

   (8,388,596)

  (10,758,415)

   (9,755,854)


(
7
,
8
6
8
,
4
4
3
)











































Net increase (decrease) from







































capital share transactions
   14,394,331

  (23,402,198)

   167,953,505

     78,910,714


   26,908,457


     990,203,075

      103,062,535

       63,020,726

       31,275,811

     5,677,608

     2,707,911

   17,526,246

   (8,300,980)

     4,068,280

       (96,583)

     2,495,408


1
4
,
8
1
3













































Total increase (decrease) in net
assets
   14,828,323

  (26,919,691)

    38,027,450

   160,296,210


   25,705,397


     589,226,399

      583,210,821

     (47,578,465)

     151,382,875

       (44,213)

     7,756,702

   17,993,481

   (9,340,025)

     3,649,926

   (2,993,873)

     2,824,429


(
5
4
2
,
6
3
6
)









































Net Assets:





































Beginning of period
   42,471,435

   69,391,126

   248,487,340

     88,191,130


              -


   1,543,149,806

      959,938,985

     704,208,943

     552,826,068

   12,433,976

     4,677,274

   33,389,326

   42,729,351

   19,072,687

   22,066,560

   17,865,717


1
8
,
4
0
8
,
3
5
3











































End of period
 $ 57,299,758

 $ 42,471,435

 $286,514,790

 $ 248,487,340


 $25,705,397


 $2,132,376,205

 $ 1,543,149,806

 $   656,630,478

 $   704,208,943

 $ 12,389,763

 $ 12,433,976

 $ 51,382,807

 $ 33,389,326

 $ 22,722,613

 $ 19,072,687

 $ 20,690,146


$

1
7
,
8
6
5
,
7
1
7










































End of period undistributed
(overdistributed)





































net investment income
 $        8,574

 $        8,793

 $             -

 $              -


 $            -


 $        895,101

 $         295,064

 $    (2,895,498)

 $    (5,436,587)

 $            -

 $            -

 $        2,948

 $      18,406

 $     (88,230)

 $      14,222

 $            -


$

3
,
3
7
0










































Share Transactions:





































Sale of shares
       913,514

       465,736

      5,450,574

      3,061,447


    2,919,948


       20,529,172

       20,425,960

       21,810,585

       21,214,217

     1,272,046

       695,855

     1,833,407

       765,241

       662,079

       477,018

       597,963


3
6
5
,
6
9
3



Shares issued in connection with






























               -




-




reinvestment of dividends and
distributions
       162,966

       212,243

        627,346

         416,143


              -


         3,562,216

           459,901

           827,790

           399,154

       130,123

          1,532

       140,564

         97,204

          7,565

         33,384

         53,012


4
5
,
9
1
6



Shares repurchased
      (554,683)

   (1,396,000)

     (3,448,253)

     (2,022,232)


     (152,549)


      (13,211,610)

      (19,682,513)

     (21,335,173)

     (20,935,298)

      (963,032)

      (453,848)

   (1,167,695)

   (1,231,495)

      (453,446)

      (515,429)

      (518,297)


(
4
1
0
,
8
5
3
)































               -



               -




-




Net increase (decrease) in shares
       521,797

      (718,021)

      2,629,667

      1,455,358


    2,767,399


       10,879,778

         1,203,348

        1,303,202

           678,073

       439,137

       243,539

       806,276

      (369,050)

       216,198

         (5,027)

       132,678


7
5
6


*Investment operations commenced June
19, 2000.















































































Net Asset Check














































Managers Income Equity Fund








2000

1999

1998

1997

1996




















Net Asset Value, Beginning of Year


$27.50

$30.67

$31.06

$30.49

$28.43




















Income from Investment Operations:














Net investment income


0.17

0.30

0.41

0.67

0.76



Net realized and unrealized gain on
investments
2.45

0.91

3.10

7.27

3.97























Total from investment operations


2.62

1.21

3.51

7.94

4.73




















Less Distributions to Shareholders
from:













Net investment income


(0.17)

(0.29)

(0.41)

(0.69)

(0.76)



Net realized gain on investments


(2.22)

(4.09)

(3.49)

(6.68)

(1.91)























Total distributions to shareholders


(2.39)

(4.38)

(3.90)

(7.37)

(2.67)




















Net Asset Value, End of Year


$27.73

$27.50

$30.67

$31.06

$30.49




















Total Return
1


9.80%

4.15%

11.77%

27.19%

17.08%




















Ratio of net expenses to average net
assets
1

1.30%

1.35%

1.28%

1.32%

1.44%


Ratio of total expenses to average net
assets
1
1.38%

1.35%

1.32%

1.35%

1.44%


Ratio of net investment income to
average net assets
0.61%

0.92%

1.26%

1.97%

2.63%


Portfolio turnover


153%

94%

84%

96%

33%


Net assets at end of year (000's
omitted)


$57,300

$42,471

$69,391

$64,946

$53,063





































































Managers Capital Appreciation Fund








2000

1999

1998

1997

1996




















Net Asset Value, Beginning of Year


$61.12

$33.78

$24.24

$26.34

$27.14




















Income from Investment Operations:














Net investment income (loss)


(0.42)

(0.27)

(0.23)

(0.13)
2
0.09



Net realized and unrealized gain
(loss)















on investments


(13.25)

34.81

14.18

3.15

3.66























Total from investment operations


(13.67)

34.54

13.95

3.02

3.75




















Less Distributions to Shareholders
from:













Net investment income


---

---

---

---

(0.10)



Net realized gain on investments


(4.66)

(7.20)

(4.41)

(5.12)

(4.45)























Total distributions to shareholders


(4.66)

(7.20)

(4.41)

(5.12)

(4.55)




















Net Asset Value, End of Year


$42.79

$61.12

$33.78

$24.24

$26.34




















Total Return
1


(22.20)%

103.02%

57.41%

12.74%

13.73%




















Ratio of net expenses to average net
assets
1

1.23%

1.26%

1.29%

1.26%

1.33%


Ratio of total expenses to average net
assets
1
1.26%

1.30%

1.36%

1.32%

1.38%


Ratio of net investment income (loss)














to average net assets


(0.82)%

(0.86)%

(0.80)%

(0.45)%

0.34%


Portfolio turnover


306%

200%

252%

235%

172%


Net assets at end of year (000's
omitted)


$286,515

$248,487

$88,191

$73,860

$101,282





































































Managers Small Company Fund








2000*











Net Asset Value, Beginning of Period



$10.00











Income from Investment Operations:






Net investment loss



(0.01)


Net realized and unrealized loss on
investments

(0.70)














Total from investment operations



(0.71)











Net Asset Value, End of Period



$9.29











Total Return
1



(7.10)%
3










Ratio of net expenses to average net
assets
1


1.30%
4
Ratio of total expenses to average net
assets
1

1.72%
4
Ratio of net investment loss to
average net assets

(0.45)%
4
Portfolio turnover



55%
3
Net assets at end of period (000's
omitted)



$25,705





















* Commencement of operations June 19,
2000.
















Managers Special Equity Fund









2000

1999

1998

1997

1996






















Net Asset Value, Beginning of Year


$91.42

$61.23

$61.18

$50.95

$43.34






















Income from Investment Operations:















Net investment income (loss)


(0.12)

(0.29)

(0.14)

0.08

(0.00)



Net realized and unrealized
















gain (loss) on investments


(2.71)

33.30

0.26

12.29

10.68

























Total from investment operations


(2.83)

33.01

0.12

12.37

10.68






















Less Distributions to Shareholders
from:














Net investment income


---

---

---

(0.07)

---




Net realized gain on investments


(11.77)

(2.82)

(0.07)

(2.07)

(3.07)

























Total distributions to shareholders


(11.77)

(2.82)

(0.07)

(2.14)

(3.07)






















Net Asset Value, End of Year


$76.82

$91.42

$61.23

$61.18

$50.95






















Total Return
1


(2.56)%

54.11%

0.20%

24.45%

24.75%






















Ratio of net expenses to average net
assets
1

1.26%

1.31%

1.34%

1.35%

1.43%



Ratio of total expenses to average net
assets
1
1.26%

1.31%

1.34%

1.36%

N/A



Ratio of net investment income (loss)















to average net assets


(0.16)%

(0.47)%
(0.26)%
0.17%

(0.10)%


Portfolio turnover


69%

89%

64%

49%

56%



Net assets at end of year (000's
omitted)


$2,132,376

$1,543,150

$959,939

$719,707

$271,433










































































Managers International Equity Fund








2000

1999

1998

1997

1996




















Net Asset Value, Beginning of Year


$58.71

$48.85

$45.58

$43.69

$39.97




















Income from Investment Operations:














Net investment income


0.27

0.35

0.54

0.42

0.32



Net realized and unrealized















gain (loss) on investments


(5.38)

11.96

6.06

4.27

4.76






















Total from investment operations


(5.11)

12.31

6.60

4.69

5.08




















Less Distributions to Shareholders
from:













Net investment income


(0.24)

(0.35)

(0.37)

(0.65)

(0.33)



Net realized gain on investments


(3.98)

(2.10)

(2.96)

(2.15)

(1.03)






















Total distributions to shareholders


(4.22)

(2.45)

(3.33)

(2.80)

(1.36)




















Net Asset Value, End of Year


$49.38

$58.71

$48.85

$45.58

$43.69




















Total Return
1


(8.46)%

25.28%

14.54%

10.83%

12.77%




















Ratio of net expenses to average net
assets
1

1.41%

1.40%

1.41%

1.45%

1.53%


Ratio of total expenses to average net
assets
1
1.42%

1.41%

1.42%

1.45%

N/A


Ratio of net investment income to
average net assets
0.42%

0.66%

1.05%

0.75%

0.97%


Portfolio turnover


99%

43%

56%

37%

30%


Net assets at end of year (000's
omitted)


$656,630

$704,209

$552,826

$386,624

$269,568



















































































Managers Emerging Markets Equity Fund










2000


1999


1998*




















Net Asset Value, Beginning of Period


$14.67


$7.74


$10.00



















Income from Investment Operations:













Net investment income (loss)


(0.04)


0.03


(0.01)




Net realized and unrealized gain
(loss) on investments
(3.90)


6.93


(2.25)






















Total from investment operations


(3.94)


6.96


(2.26)




















Less Distributions to Shareholders
from:












Net investment income


--


(0.03)


--




Net realized gain on investments


(1.10)


--


--





Total distributions to shareholders


(1.10)


(0.03)


--




















Net Asset Value, End of Period


$9.63


$14.67


$7.74




















Total Return
1


(26.69)%

90.06%


(22.60)%
3


















Ratio of net expenses to average net
assets
1

1.98%

1.85%


2.54%
4

Ratio of total expenses to average net
assets
1
2.48%

2.52%


3.57%
4

Ratio of net investment income (loss)
to average net assets
(0.34)%

0.37%


(0.09)%
4

Portfolio turnover


40%


119%


89%
3

Net assets at end of period (000's
omitted)


$12,390


$12,434


$4,677





































* Commencement of operations February
9, 1998.




































Managers Bond Fund








2000

1999


1998


1997

1996
























Net Asset Value, Beginning of Year


$21.45

$22.19


$23.72


$22.83

$23.13
























Income from Investment Operations:

















Net investment income


1.49

1.45


1.46


1.39

1.35




Net realized and unrealized gain
(loss) on investments
0.48

(0.65)


(0.69)


0.90

(0.29)


























Total from investment operations


1.97

0.80


0.77


2.29

1.06
























Less Distributions to Shareholders
from:
















Net investment income


(1.50)

(1.45)


(1.45)


(1.40)

(1.36)




Net realized gain on investments


(0.17)

(0.09)


(0.85)


---

---


























Total distributions to shareholders


(1.67)

(1.54)


(2.30)


(1.40)

(1.36)
























Net Asset Value, End of Year


$21.75

$21.45


$22.19


$23.72

$22.83
























Total Return
1


9.44%

3.66%


3.34%


10.42%

4.97%
























Ratio of net expenses to average net
assets
1

1.19%

1.25%


1.21%


1.27%

1.36%



Ratio of total expenses to average net
assets
1
1.20%

1.26%


1.21%


N/A

N/A



Ratio of net investment income to
average net assets
6.91%

6.52%


6.18%


6.14%

6.13%



Portfolio turnover


10%

39%


55%


35%

72%



Net assets at end of year (000's
omitted)


$51,383

$33,389


$42,730


$41,298

$31,819
































































































Managers Global Bond Fund








2000

1999


1998


1997

1996
























Net Asset Value, Beginning of Year


$19.44

$22.38


$20.93


$21.40

$21.74
























Income from Investment Operations:

















Net investment income


0.72

0.82


0.92


0.97
2
1.21




Net realized and unrealized


















gain (loss) on investments


(1.06)

(3.05)


3.08


(0.93)

(0.27)


























Total from investment operations


(0.34)

(2.23)


4.00


0.04

0.94
























Less Distributions to Shareholders
from:
















Net investment income


(0.12)

(0.49)


(1.16)


(0.17)

(0.87)




Net realized gain on investments


---

(0.22)


(1.39)


(0.34)

(0.41)


























Total distributions to shareholders


(0.12)

(0.71)


(2.55)


(0.51)

(1.28)
























Net Asset Value, End of Year


$18.98

$19.44


$22.38


$20.93

$21.40
























Total Return
1


(1.62)%

(9.97)%


19.27%


0.16%

4.39%
























Ratio of net expenses to average net
assets
1

1.47%

1.54%


1.53%


1.63%

1.57%



Ratio of total expenses to average net
assets
1
1.50%

1.54%


1.56%


N/A

1.60%



Ratio of net investment income to
average net assets
4.07%

3.77%


4.14%


4.75%

4.98%



Portfolio turnover


176%

171%


232%


197%

202%



Net assets at end of year (000's
omitted)


$22,723

$19,073


$22,067


$17,465

$16,852
































































































Managers Short and Intermediate Bond
Fund








2000

1999


1998


1997

1996
























Net Asset Value, Beginning of Year


$18.90

$19.49


$19.51


$19.45

$19.67
























Income from Investment Operations:

















Net investment income


1.05

1.00


1.02


1.08

1.03




Net realized and unrealized gain
(loss) on investments
0.31

(0.59)


0.00


0.03

(0.24)


























Total from investment operations


1.36

0.41


1.02


1.11

0.79
























Less Distributions to Shareholders
from
















Net Investment Income


(1.06)

(1.00)


(1.04)


(1.05)

(1.01)
























Net Asset Value, End of Year


$19.20

$18.90


$19.49


$19.51

$19.45
























Total Return
1


7.40%

2.21%


5.36%


5.87%

4.15%
























Ratio of net expenses to average net
assets
1

1.26%

1.29%


1.32%


1.40%

1.45%



Ratio of total expenses to average net
assets
1
1.26%

1.29%


1.33%


N/A

N/A



Ratio of net investment income to
average net assets
5.57%

5.20%


5.22%


5.54%

5.43%



Portfolio turnover


90%

92%


115%


91%

96%



Net assets at end of year (000's
omitted)


$20,690

$17,866


$18,408


$15,082

$22,380

























































































(1)	Summary of Significant
Accounting Policies
The Managers Funds (the "Trust") is a
no-load, open-end, management
investment company,
organized as a Massachusetts business
trust, and registered under the
Investment Company Act
of 1940, as amended (the "1940 Act").
Currently, the Trust is comprised of
10 investment
series.  Included in this report are
six equity funds, Managers Income
Equity Fund ("Income
Equity") (effective May 1, 2001,
Managers Value Fund), Managers Capital
Appreciation Fund
("Capital Appreciation"), Managers
Small Company Fund ("Small Company"),
Managers Special
Equity Fund ("Special Equity"),
Manager International Equity Fund
("International Equity") and
Managers Emerging Markets Equity Fund
("Emerging Markets Equity")
(collectively the "Equity
Funds") and three fixed-income funds,
Managers Bond Fund ("Bond"), Managers
Global Bond
Fund ("Global Bond") and Managers
Short and Intermediate Bond Fund
("Short and
Intermediate Bond") (collectively the
"Fixed-Income Funds"), collectively
the "Funds."

The Funds' financial statements are
prepared in accordance with accounting
principles
generally accepted in the United
States, which require management to
make estimates and
assumptions that affect the reported
amount of assets and liabilities and
disclosure of
contingent assets and liabilities at
the date of the financial statements
and the reported
amounts of income and expenses during
the reporting periods.  Actual results
could differ
from those estimates.  The following
is a summary of significant accounting
policies followed
by the Funds in the preparation of
their financial statements:

(a)	Valuation of Investments
Equity securities traded on a domestic
or international securities exchange
are valued at the
last quoted sales price, or, lacking
any sales, at last quoted bid price.
Over-the-counter
securities for which market quotations
are readily available are valued at
the last quoted sales
price, or, lacking any sales, at the
last quoted bid price.  Fixed-income
securities are valued
based on valuations furnished by
independent pricing services that
utilize matrix systems,
which reflect such factors as security
prices, yields, maturities, and
ratings, and are
supplemented by dealer and exchange
quotations.  Short-term investments,
having a
remaining maturity of 60 days or less,
are valued at amortized cost, which
approximates
market.  Investments in other
regulated investment companies are
valued at their end-of-day
net asset value per share.  Securities
for which market quotations are not
readily available are
valued at fair value, as determined in
good faith and pursuant to procedures
adopted by the
Board of Trustees.

Investments in certain mortgage-
backed, stripped mortgage-backed,
preferred stocks,
convertible securities and other debt
securities not traded on an organized
market, are valued
on the basis of valuations provided by
dealers or by a pricing service which
uses information
with respect to transactions in such
securities, various relationships
between securities and
yield to maturity in determining
value.

(b)	Security Transactions
Security transactions are accounted
for as of trade date.  Realized gains
and losses on
securities sold are determined on the
basis of identified cost.

(c)	Investment Income and Expenses
Dividend income is recorded on the ex-
dividend date, except certain
dividends from foreign
securities where the ex-dividend date
may have passed are recorded as soon
as the Trust is
informed of the ex-dividend date.
Dividend income on foreign securities
is recorded net of
withholding tax.  Interest income is
determined on the basis of interest
accrued.  Discounts
and premiums are amortized using the
effective interest method when
required for Federal
income tax purposes.  Non-cash
dividends included in dividend income,
if any, are reported at
the fair market value of the
securities received.  Other income and
expenses are recorded on
an accrual basis.  Expenses that
cannot be directly attributed to a
particular fund are
apportioned among the funds in the
Trust, and in some cases other funds
in the family, based
upon their relative average net assets
or number of shareholders.

In November 2000, a revised AICPA
Audit and Accounting Guide, Audits of
Investment
Companies, was issued, and is
effective for fiscal years beginning
after December 15, 2000.
The revised Guide will require the
Funds to amortize premium and discount
on all fixed-
income securities.  Upon initial
adoption, the Funds will be required
to adjust the cost of its
fixed-income securities by the
cumulative amount of amortization that
would have been
recognized had amortization been in
effect from the purchase date of each
holding.  Adopting
this accounting principle will not
affect the Funds' net asset values,
but will change the
classification of certain amounts
between interest income and realized
and unrealized
gain/loss in the Statements of
Operations.  The Funds have not at
this time quantified the
impact, if any, resulting from the
adoption of this principle on the
financial statements.

Each of the Equity Funds, except
Emerging Markets Equity and Small
Company, had certain
portfolio trades directed to various
brokers who paid a portion of such
Fund's expenses.  For
the year ended December 31, 2000,
under these arrangements the custody
expenses were
reduced as follows: Income Equity -
$30,641; Capital Appreciation -
$70,248; Special Equity -
$68,416; and International Equity -
$42,519.

In addition, each of the Funds has a
"balance credit" arrangement with the
custodian bank
whereby each Fund is credited with an
interest factor equal to 0.75% of the
nightly Fed Funds
rate for account balances left
uninvested overnight.  These credits
serve to reduce custody
expenses that would otherwise be
charged to the Funds.  For the year
ended December 31,
2000, under these arrangements the
custody expenses were reduced as
follows: Income Equity
- $4,220; Capital Appreciation -
$15,413; Small Company - $14,452;
Special Equity - $64,570;
International Equity - $13,592;
Emerging Markets Equity - $1,503; Bond
- $3,089; Global Bond -
$6,895; and Short and Intermediate
Bond - $364.

The Managers Funds LLC (the
"Investment Manager"), a subsidiary of
Affiliated Managers
Group, Inc. ("AMG"), has contractually
agreed, through at least December 31,
2000, to waive
fees and pay or reimburse Small
Company to the extent that the total
expenses of the Fund
exceed 1.30% of the Fund's average
daily net assets.  Small Company is
obligated to repay the
Investment Manager such amount waived,
paid or reimbursed in future years
provided that the
repayment occurs within three (3)
years after the waiver or
reimbursement and that such
repayment would not cause the Fund's
expenses in any such year to exceed
1.30% of the
Fund's average daily net assets.

Total returns and net investment
income for the Funds would have been
lower had certain
expenses not been offset.

(d)	Dividends and Distributions
Dividends resulting from net
investment income, if any, normally
will be declared and paid
annually for Global Bond and the
Equity Funds, except for Income
Equity.  Dividends
resulting from net investment income,
if any, normally will be declared and
paid quarterly for
Income Equity and monthly for Bond and
Short and Intermediate Bond.
Distributions of
capital gains, if any, will be made on
an annual basis and when required for
federal excise tax
purposes.  Income and capital gain
distributions are determined in
accordance with Federal
income tax regulations, which may
differ from generally accepted
accounting principles.
These differences are primarily due to
differing treatments for losses
deferred due to wash
sales, equalization accounting for tax
purposes, foreign currency and market
discount
transactions.  Permanent book and tax
basis differences, if any, relating to
shareholder
distributions will result in
reclassifications to paid-in-capital.

(e)	Organization Costs (Emerging
Markets Equity only)
Organization and registration related
costs of $10,588 have been deferred
and are being
amortized over a period of time not to
exceed 60 months from the commencement
of
operations on February 9, 1998.

(f)	Federal Taxes
Each Fund intends to comply with the
requirements under Subchapter M of the
Internal
Revenue Code of 1986, as amended, and
to distribute substantially all of its
taxable income
and gains to its shareholders and to
meet certain diversification and
income requirements with
respect to investment companies.

(g)	Capital Loss Carryovers
As of December 31, 2000, Small
Company, Short and Intermediate Bond
and Global Bond had
accumulated net realized capital loss
carryovers from securities
transactions for Federal income
tax purposes as shown in the following
chart.  These amounts may be used to
offset realized
capital gains, if any, through
December 31, 2008.

	Capital Loss
Fund	Carryover Amount	Expires Dec.
31,
Small Company	$1,266,755	2008

Short and Intermediate Bond
	2,344,832	2002
	7,662,253	2003
	70,508	2004
	179,401	2005
	212,653	2007
	165,024	2008

Global Bond	151,705	2007
	280,197	2008

(h)	Capital Stock
The Trust's Declaration of Trust
authorizes for each series the
issuance of an unlimited number
of shares of beneficial interest,
without par value.  Each Fund records
sales and repurchases of
its capital stock on the trade date.
Dividends and distributions to
shareholders are recorded
on the ex-dividend date.

At December 31, 2000, certain
unaffiliated shareholders,
specifically omnibus accounts,
individually held greater than 10% of
the outstanding shares of the
following Funds: Income
Equity - one owns 19%; Capital
Appreciation - one owns 28%; Special
Equity - one owns 37%;
International Equity - one owns 25%;
Emerging Markets Equity - two own 25%;
and Bond -
two own 38%.

(i) Repurchase Agreements
Each Fund may enter into repurchase
agreements provided that the value of
the underlying
collateral, including accrued
interest, will be equal to or exceed
the value of the repurchase
agreement during the term of the
agreement.  The underlying collateral
for all repurchase
agreements is held in safekeeping by
the Fund's custodian or at the Federal
Reserve Bank.

If the seller defaults and the value
of the collateral declines, or if
bankruptcy proceedings
commence with respect to the seller of
the security, realization of the
collateral by the Fund
may be delayed or limited.

(j)	Foreign Currency Translation
The books and records of the Funds are
maintained in U.S. dollars.  The value
of investments,
assets and liabilities denominated in
currencies other than U.S. dollars are
translated into U.S.
dollars based upon current foreign
exchange rates.  Purchases and sales
of foreign
investments, income and expenses are
converted into U.S. dollars based on
currency exchange
rates prevailing on the respective
dates of such transactions.  Net
realized and unrealized gain
(loss) on foreign currency
transactions represent: (1) foreign
exchange gains and losses from
the sale and holdings of foreign
currencies; (2) gains and losses
between trade date and
settlement date on investment
securities transactions and forward
foreign currency exchange
contracts; and (3) gains and losses
from the difference between amounts of
interest and
dividends recorded and the amounts
actually received.

In addition, the Funds do not isolate
that portion of the results of
operation resulting from
changes in exchange rates from the
fluctuations resulting from changes in
market prices of
securities held.  Such fluctuations
are included with the net realized and
unrealized gain or
loss on investments.

(2)	Agreements and Transactions with
Affiliates
The Trust entered into a Fund
Management Agreement under which the
Investment Manager
provides or oversees investment
advisory and management services to
the Funds.  The
Investment Manager selects portfolio
managers for each Fund (subject to
Trustee approval),
allocates assets among portfolio
managers and monitors the portfolio
managers' investment
programs and results.  Each Fund's
investment portfolio is managed by
portfolio managers
who serve pursuant to Portfolio
Management Agreements with the
Investment Manager and
the Fund.  Certain Trustees and
Officers of the Funds are Officers of
the Investment Manager
or of AMG.

Investment advisory and management
fees are paid directly by each Fund to
the Investment
Manager based on average daily net
assets.  The annual investment
advisory and management
fee rates, as a percentage of average
daily net assets for the year ended
December 31, 2000,
were as follows:

	Investment Advisory
Fund	and Management Fee
Income Equity	0.75%
Capital Appreciation	0.80%
Small Company	0.90%
Special Equity	0.90%
International Equity	0.90%
Emerging Markets Equity	 1.15%*
Bond	0.625%
Global Bond	0.70%
Short and Intermediate Bond	0.50%

*For the year ended December 31, 2000,
the Investment Manager voluntarily
waived its
portion of the investment advisory and
management fee, amounting to $55,904,
or 0.40% on
an annualized basis.

The Trust entered into a
Administration and Shareholder
Servicing Agreement under which
The Managers Funds LLC serves as each
Fund's administrator (the
"Administrator") and is
responsible for all aspects of
managing the Funds' operations,
including administration and
shareholder services to each Fund, its
shareholders, and certain
institutions, such as bank trust
departments, broker-dealers and
registered investment advisers, that
advise or act as an
intermediary with the Funds'
shareholders.  During the year ended
December 31, 2000, each
of the Funds, except Emerging Markets
Equity and Global Bond, paid a fee to
the
Administrator at the rate of 0.25% per
annum of the Fund's average daily net
assets.  With
respect to Emerging Markets Equity,
the Administrator waived its entire
administration fee from
January 1, 2000 through April 30,
2000, amounting to $11,743.  Effective
May 1, 2000,
Emerging Markets Equity paid a fee to
the Administrator at a rate of 0.25%
per annum of the
Fund's average daily net assets.
Global Bond paid a fee to the
Administrator at the rate of
0.20% per annum of the Fund's average
daily net assets.

Rexiter Capital Management Ltd., the
portfolio manager for Emerging Markets
Equity, is an
affiliate of the Fund's custodian and
transfer agent, and pursuant to its
Portfolio Management
Agreement, is entitled to receive a
fee from the Investment Manager not to
exceed 0.75% of
the average daily net assets.

The aggregate annual fee paid to each
outside Trustee for serving as a
Trustee of the Trust is
$16,000.  In addition, the in-person
and telephonic meeting fees the
Trustees receive are
$1,000 and $500 per meeting,
respectively.  The Trustee fee expense
shown in the financial
statements represents each Fund's
allocated portion of the total fees
and expenses paid by the
Trust.

(3)	Purchases and Sales of
Securities
Purchases and sales of securities,
excluding short-term securities, for
the year ended December
31, 2000, were as follows:
	Long-Term Securities	U.S.
Government Securities
Fund	Purchases	Sales	Purchases
	Sales
Income Equity	$    81,966,147	$
	70,761,708	N/A	N/A
Capital Appreciation	1,117,836,011
	979,502,719	N/A	N/A
Small Company	30,998,959
	7,222,028	N/A	N/A
Special Equity	1,887,354,914
	1,240,110,405	N/A	N/A
International Equity	661,285,104
	632,458,558	N/A	N/A
Emerging Markets Equity	10,423,945
	5,213,659	N/A	N/A
Bond	19,179,688	3,841,915	N/A	$
445,781
Global Bond	37,274,465	31,830,117
	$10,975,270	5,683,688
Short and Intermediate Bond
	19,160,176	16,415,629
	4,552,578	6,998,911

(4)	Portfolio Securities Loaned
The Funds may participate in a
securities lending program providing
for the lending of
corporate bonds, equity and government
securities to qualified brokers.
Collateral on all
securities loaned are accepted in cash
and/or government securities.
Collateral is maintained
at a minimum level of 100% of the
market value, plus interest, if
applicable, of investments on
loan.  The custodian invests
collateral received in the form of
cash temporarily in money
market funds.  Earnings of such
temporary cash investments are divided
between the
custodian, as a fee for its services
under the program, and the Fund
loaning the security,
according to agreed-upon rates.

(5)	Risks Associated with Collateral
Mortgage Obligations ("CMOs")
The net asset value of Funds may be
sensitive to interest rate
fluctuations because the Funds
may hold several instruments,
including CMOs and other derivatives,
whose values can be
significantly impacted by interest
rate movements. CMOs are obligations
collateralized by a
portfolio of mortgages or mortgage-
related securities. Payments of
principal and interest on the
mortgage are passed through to the
holder of the CMOs on the same
schedule as they are
received, although certain classes of
CMOs have priority over others with
respect to the receipt
of prepayments on the mortgages.

Therefore, the investment in CMOs may
be subject to a greater or lesser risk
of prepayment
than other types of mortgage-related
securities.  CMOs may have a fixed or
variable rate of
interest.

(6)	Forward Commitments
Certain transactions, such as futures
and forward transactions, dollar roll
agreements, or
purchases of when-issued or delayed
delivery securities may have a similar
effect on a Fund's
net asset value as if the Fund had
created a degree of leverage in its
portfolio.  However, if a
Fund enters into such a transaction,
the Fund will establish a segregated
account with its
Custodian in which it will maintain
cash, U.S. government securities or
other liquid securities
equal in value to its obligations in
respect to such transaction.
Securities and other assets held
in the segregated account may not be
sold while the transaction is
outstanding, unless other
suitable assets are substituted.

(7)	Tax Information
Pursuant to Section 852 of the
Internal Revenue Code, the Funds
designated the following
amounts as 20% capital gain
distributions for the year ended
December 31, 2000:

Fund	Amount	Fund	Amount
Income Equity	$    4,426,959
	Emerging Markets Equity	$636,058
Capital Appreciation	19,309,674
	Bond	334,127
Small Company	N/A	Global Bond
	N/A
Special Equity	191,000,545	Short
and Intermediate Bond	N/A
International Equity	70,712,422

(8)	Forward Foreign Currency
Contracts
During the year ended December 31,
2000, International Equity and Global
Bond invested in
forward foreign currency exchange
contracts to manage currency exposure.
These investments
may involve greater market risk than
the amounts disclosed in the Funds'
financial statements.

A forward foreign currency exchange
contract is an agreement between a
Fund and another
party to buy or sell a currency at a
set price at a future date. The market
value of the contract
will fluctuate with changes in
currency exchange rates. The contract
is marked-to-market daily,
and the change in market value is
recorded as an unrealized gain or
loss. Gain or loss on the
purchase or sale of contracts having
the same settlement date, amount and
counter party is
realized on the date of offset,
otherwise gain or loss is realized on
settlement date.

The Funds, except Income Equity,
Capital Appreciation, Small Company
and Special Equity
may invest in non-U.S. dollar
denominated instruments subject to
limitations, and enter into
forward foreign currency exchange
contracts to facilitate transactions
in foreign securities and
to protect against a possible loss
resulting from an adverse change in
the relationship between
the U.S. dollar and such foreign
currency. Risks may arise upon
entering into these contracts
from the potential inability of
counter parties to meet the terms of
their contracts and from
unanticipated movements in the value
of a foreign currency relative to the
U.S. dollar.


Open forward foreign currency exchange
contracts at December 31, 2000, were
as follows:
















International Equity

Foreign Currency

Settlement
Date

Current Value
(in U.S. Dollars)

Unrealized Gain/Loss
(in U.S. Dollars)

Japanese Yen Sell Contracts











(Receivable Amount $30,539,117)
01/23/01


 $ 28,633,223



 $ 1,905,894
















Global Bond

Foreign Currency

Settlement
Date

Current Value
(in U.S. Dollars)

Unrealized Gain/Loss
(in U.S. Dollars)















Buy Contracts











euro


01/24/01


 $  7,342,256



 $   472,532


Japanese Yen

01/24/01


4,980,555



(255,216)


Total Buy Contracts












(Payable Amount $12,105,495)



 $ 12,322,811



 $   217,316
















Sell Contracts











Canadian Dollar

01/24/01


 $     769,428



 $    (22,220)


euro


01/24/01


8,874,672



(563,574)


Norwegian Krone

01/24/01


607,037



(22,883)
















Total Sell Contracts












(Receivable Amount $9,642,460)



 $ 10,251,137



 $  (608,677)


















To the Trustees of The Managers Funds
and the Shareholders of
Managers Income Equity Fund, Managers
Capital Appreciation Fund, Managers
Small
Company Fund, Managers Special Equity
Fund, Managers International Equity
Fund, Managers
Emerging Markets Equity Fund, Managers
Bond Fund, Managers Global Bond Fund,
and
Managers Short & Intermediate Bond
Fund:

In our opinion, the accompanying
statements of assets and liabilities,
including the schedules
of portfolio investments, and the
related statements of operations and
of changes in net assets
and the financial highlights present
fairly, in all material respects, the
financial positions of
Managers Income Equity Fund, Managers
Capital Appreciation Fund, Managers
Small
Company Fund, Managers Special Equity
Fund, Managers International Equity
Fund, Managers
Emerging Markets Equity Fund, Managers
Bond Fund, Managers Global Bond Fund,
and
Managers Short & Intermediate Bond
Fund (nine of the series constituting
The Managers
Funds, hereafter referred to as the
"Funds"), at December 31, 2000, and
the results of their
operations, the changes in their net
assets and the financial highlights
for the periods
indicated, in conformity with
accounting principles generally
accepted in the United States of
America.  These financial statements
and financial highlights (hereafter
referred to as "financial
statements") are the responsibility of
the Funds' management; our
responsibility is to express
an opinion on these financial
statements based on our audits.  We
conducted our audits of
these financial statements in
accordance with auditing standards
generally accepted in the
United States of America, which
require that we plan and perform the
audit to obtain
reasonable assurance about whether the
financial statements are free of
material misstatement.
An audit includes examining, on a test
basis, evidence supporting the amounts
and disclosures
in the financial statements, assessing
the accounting principles used and
significant estimates
made by management, and evaluating the
overall financial statement
presentation.  We believe
that our audits, which included
confirmation of securities at December
31, 2000 by
correspondence with the custodian and
brokers, provide a reasonable basis
for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001


At the Special Meetings of
Shareholders of the Trust held on
November 30, 2000
and January 25, 2001, the following
votes were recorded for Managers
Special
Equity Fund ("Special Equity"),
Managers Income Equity Fund ("Income
Equity")
and Managers Bond Fund ("Bond").  The
meetings were adjourned before the
votes were counted for the other Funds
in the Proxy.  The proposals, which
shareholders were asked to vote on,
are explained in further detail in the
proxy
statement dated October 16, 2000:

Proposal 1 - Approval of the Sub-
Advisory Agreement for Skyline Assets
Management, L.P.
Fund	Shares For	Shares Against
	Shares Abstained
Special Equity	12,211,367	242,456
	183,150

Proposal 2 - Approval of New
Investment Objective for Income Equity
Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	931,090	40,791
	50,106

Proposal 4 - Approval of Funds'
Investment Objectives as Non-
Fundamental
Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	921,787	51,139
	49,061
Bond	1,042,004	73,879	51,539

Sub-proposal 5A - Approval to
Eliminate the Investment Restrictions
Regarding
Issuer Diversification
Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	931,044	38,642
	52,301
Bond	1,064,538	60,832	42,052

Sub-proposal 5B - Approval to Amend
the Investment Restrictions Regarding
Borrowing
Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	873,092	79,587
	69,308
Bond	984,789	116,700	65,933

Sub-proposal 5C - Approval to Amend
the Investment Restriction Regarding
Investments in Real Estate

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	895,503	58,811
	67,673
Bond	1,009,571	90,255	67,596

Sub-proposal 5D - Approval to Amend
the Investment Restriction Regarding
Underwriting Securities Issued by
Others

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	890,008	59,237
	72,742
Bond	1,002,317	82,707	82,398

Sub-proposal 5E - Approval to Amend
the Investment Restriction Regarding
the
Making of Loans

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	874,933	82,413
	64,641
Bond	986,033	121,299	60,090

Sub-proposal 5F - Approval to Amend
the Investment Restriction Regarding
the
Issuance of Senior Securities

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	889,412	60,036
	72,539
Bond	1,012,688	84,129	70,605

Sub-proposal 5G - Approval to
Eliminating the Investment Restriction
Regarding
the Participation in Joint Trading
Accounts in Securities

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	899,723	52,587
	69,677
Bond	1,011,905	82,801	72,716

Sub-proposal 5H - Approval to
Eliminating the Investment Restriction
Regarding
Investments in Unseasoned Issuers

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	858,091	90,226
	73,670
Bond	960,227	118,836	88,359

Sub-proposal 5I - Approval to
Eliminating the Investment Restriction
Regarding
Investments in Illiquid Securities

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	866,616	84,138
	71,233
Bond	974,031	122,447	70,944

Sub-proposal 5J - Approval to
Eliminating the Restrictions Regarding
the Purchase
of Securities of Other Investment
Companies

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	875,711	64,895
	81,381
Bond	1,002,379	92,635	72,408

Sub-proposal 5K - Approval to
Eliminating the Investment Restriction
on
Investments in Companies in Which
Officers or Trustees of the Trust Own
Stock

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	869,608	78,363
	74,016
Bond	963,259	128,456	75,707

Sub-proposal 5L - Approval to
Eliminating the Investment Restriction
Prohibiting
the Purchase of Securities for the
Purpose of Exercising Control or
Management

Fund	Shares For	Shares Against
	Shares Abstained
Income Equity	913,829	52,626
	555,532
Bond	1,044,255	74,298	48,899

Pursuant to Article III, Section 1 of
the By-Laws of the Trust and the 1940
Act, such
total votes on each proposal
represents a quorum of the outstanding
shares of the
Fund.

The Managers Funds
We pick the talent. You reap the
results.

Administrator
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879
Custodian
State Street Bank and Trust, Co.
1776 Heritage Drive
North Quincy, Massachusetts 02171
Legal Counsel
Goodwin, Procter LLP
Exchange Place
Boston, Massachusetts 02109-2881
Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682
For ManagersChoice Only
PFPC Brokerage Services, Inc.
P.O. Box 61487
King of Prussia, Pennsylvania 19406-
0897
(800) 358-7668

Trustees
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Madeline H. McWhinney
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis
?	Interested Person.



The Managers Funds
Equity Funds:
INCOME EQUITY FUND
	Armstrong Shaw Associates Inc.
	Chartwell Investment Partners,
L.P.
CAPITAL APPRECIATION FUND
	Essex Investment Management Co.,
LLC
	Roxbury Capital Management, LLC
SMALL COMPANY FUND
         	Kalmar Investment
Advisers, Inc.
	HLM Management Co., Inc.
SPECIAL EQUITY FUND
	Goldman Sachs Asset Management
	Pilgrim Baxter & Associates,
Ltd.
	Westport Asset Management, Inc.
	Kern Capital Management LLC
   Skyline Asset Management, L.P.
INTERNATIONAL EQUITY FUND
	Zurich Scudder Investments, Inc.
	Lazard Asset Management
	Mastholm Asset Management,
L.L.C.
EMERGING MARKETS EQUITY FUND
	Rexiter Capital Management
Limited
U.S. STOCK MARKET PLUS FUND
	Smith Breeden Associates, Inc.
Income Funds:
BOND FUND
	Loomis, Sayles & Co. L.P.
GLOBAL BOND FUND
	Rogge Global Partners, plc.
INTERMEDIATE DURATION
 GOVERNMENT FUND
	Smith Breeden Associates, Inc.

SHORT AND INTERMEDIATE BOND FUND
	Standish, Ayer & Wood, Inc.
SHORT DURATION
 GOVERNMENT FUND
	Smith Breeden Associates, Inc.
MONEY MARKET FUND
	J.P. Morgan Investment
Management, Inc.

This report is prepared for the
information of shareholders.  It is
authorized for distribution to
prospective investors only when
preceded or accompanied by
an effective Prospectus.

www.managersfunds.com